UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22468

                                         Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

                                 England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                                 Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code: 011-44-20-3077-6000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Item 1. Reports to Stockholders.

2

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ANNUAL FINANCIAL STATEMENTS

October 31, 2015

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* Effective November 8, 2015, the Ashmore Emerging Markets Debt Fund changed its name to the Ashmore Emerging Markets Hard Currency Debt Fund and the Fund made certain related changes to its principal investment strategies. The performance information in this report was achieved using the Fund’s previous principal investment strategies. For more information, see Note 14: “Subsequent Events.”

Ashmore Investment Management (US) Corporation is the Distributor for the Ashmore Funds.

This material is authorized for use only when preceded or accompanied by the current Ashmore Funds’ prospectuses. Investors should consider the investment objectives, principal risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

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INVESTMENT MANAGER’S REPORT

For the period November 1, 2014 to October 31, 2015

Overview

The period under review was a challenging one for global markets, with heightened levels of volatility and a number of significant news stories for investors to digest. Entering into the period, global markets extended some of the strong trends established at the end of the previous fiscal year and some of these trends even accelerated.

The first trend to gain momentum in Q4 2014 was the fall in commodity prices and in oil prices in particular. The Thomson Reuters/CoreCommodity CRB Commodity Index (CRY) was down 17.2% during the quarter, following a 9.7% fall in the previous quarter. Brent prices led the move with a 41.8% fall during the quarter, on the back of a 16.8% decline in Q3. The collapse in oil prices accelerated in December following the decision by the Organization of Petroleum Exporting Countries (OPEC) to leave production targets unchanged and growing evidence that Saudi Arabia was engaging in a price war against higher marginal cost producers to defend its market share.

In Q1 2015, there was a large divergence in performance between the main asset classes. The most relevant macroeconomic signals came from monetary policy events: The Swiss National Bank spooked FX market participants by scrapping the Swiss Franc (CHF) cap against the Euro (EUR) ahead of the European Central Banks’s (ECB) asset purchase announcement in order to avoid being flooded with capital. The ECB unveiled its much anticipated sovereign asset purchase plan, announcing a larger than expected EUR 60bn of monthly bond purchases until the end of 2016, a total of EUR 1.1trn. Mario Draghi emphasised his intention to anchor inflation and inflation expectations higher, making the programme conditionally open-ended. The ‘race to the bottom’ led to strong flattening of most yield curves globally. This was particularly the case in Europe where 30 year bund yields tightened almost 80 bps to 0.60% while yields turned negative all the way to the 7 year part of the curve with 10 year bunds closing the quarter 35 bps lower at 0.16%.

During the second quarter of 2015, equities declined in Europe, driven initially by higher yields for German bunds and subsequently by the risk of a ‘Grexit’, a Greek exit from the European Union. Soft European equities contaminated the global equity environment with the S&P 500 and the MSCI Emerging Markets indices both down. Activity momentum picked up towards the end of June, boosted by stronger US data with employment, ISM (Institute of Supply Management) and retail sales all surprising on the upside. Despite the relatively subdued economic picture, government bond yields widened in sympathy with the correction of the German bund market which cheapened somewhat from extremely expensive levels. Commodity prices generally recovered from previous lows with much of the recovery due to oil prices. Emerging Markets (EM) fixed income markets outperformed on the back of the spread compression for high yield bonds, as investors chased undervalued assets in April 2015.

Q3 2015 delivered sombre news and poor returns to investors across the globe as markets grappled with disappointing global growth figures, the burst of the Chinese equity market bubble and the risk that the Fed would hike interest rates in September. All asset classes were down over the quarter, excluding core and periphery government bonds, with commodities and EM equities posting the worst returns. Concerns over a Chinese hard landing were negative for commodities, which resumed their march lower after their Q2 rally: the CRY index was down 14.5% for the quarter, but the Bloomberg Mining index and W&T Offshore Inc. (WTI) oil prices were hit even harder, falling 28.5% and 25.4% respectively. Commodity-sensitive markets, including those in Latin America, dropped sharply, with the Brazilian Bovespa index down 15.1%. Developed Markets growth forecasts held up well for a while, supported notably by solid job growth and household consumption in the US, and robust Purchasing Managers Index (PMI) in both the US and Europe. However, these benign forecasts were thrown into doubt by a surprise decision by China’s central bank (the People’s Bank of China, or PBoC), on August 11, 2015, to adjust their daily fixing for the settlement of Chinese Yuan (CNY) contracts in line with the previous day’s spot price. The PBoC performed a U-turn and markets stabilised somewhat, but the damage to global investor confidence was substantial. As a result the Federal Open Market Committee (FOMC) decided to leave rates unchanged at their 18 September meeting, citing downside risks to global growth, and downgraded their inflation forecast for the US. US treasury yields rallied over the quarter, with the whole curve moving 30 basis points (bps) lower and 10 year yields closing at 2.04. The FOMC decision was welcomed by market participants, but was partly expected and equity markets sold off further amid ongoing de-rating of global growth projections and sluggish data releases.

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Sentiment improved dramatically during October with a strong rebound in performance across all asset classes after high risk aversion and poor performance during September made for better valuations and improved technical positions. Economic data in the United States softened during the month as September non-farm payrolls were revised from 173k to 142k (against expectations of 200k), while the ISM Manufacturing Index also declined to 50.2 and consumer confidence declined from 103 to 97.6. The initial estimate for Q3 GDP growth was 1.5% quarter on quarter, slightly below the market forecast but better than the Atlanta Fed Nowcast which estimated circa 1%. PMIs and other economic indicators also slowed at the margin in Europe (albeit remaining in positive territory), whereas Chinese data showed the first signs of reacting to monetary stimulus, with GDP growing 6.9% for the quarter (against 6.8% expected) while PMIs and exports started to suggest stabilisation. Importantly, the Renminbi rebounded by 0.6% against the US dollar, increasing confidence in the country’s ability to engineer a soft landing for its economy. Commodity prices recorded mixed performance with oil trading on the back foot for the entirety of October before poor inventory numbers prompted a rebound, leading the first future contracts for WTI and Brent 2.3% and 2.5% higher to USD 46.6 and USD 49.5 respectively.

Portfolio Overview

Ashmore Emerging Markets Corporate Debt Fund

The Ashmore Emerging Markets Corporate Debt Fund (the Fund) seeks to achieve its objective by investing principally in the debt instruments of EM corporate issuers, which may be denominated in any currency, including the local currency of the issuer. EM corporates operate in an environment that typically consists of higher growth and maturing capital markets. In many cases, EM corporates are characterised by new and growing businesses in industries such as mobile communications, technology and food production. We expect these industries to benefit from the developing economies in which they operate. Increased “south/south” trade (between EM countries as opposed to trade with developed markets) has resulted in a material structural change for EM corporates and has helped them to broaden their customer bases. We continue to focus efforts on companies that are less followed by the market and which thus allow us to add maximum value based on our views, research and global EM network capabilities.

Over the period, the Fund’s institutional class underperformed its benchmark, the JP Morgan CEMBI Broad diversified index, which rose 0.93%. Returns between the Investment Grade (IG) and High Yield (HY) sub-indices diverged; with the IG sub-index returning 1.82% over the period compared to a decline of 1.18% for HY. The Fund’s top contributors were gains from positions in Russia, Venezuela and the United Arab Emirates (UAE). Russian assets posted a strong rebound in the second quarter and decoupled from oil prices over the last few months of the reporting period. Colombia, Mexico and the Czech Republic were the largest detractors from performance.

EM credit markets rallied in October with the index finishing up 2.23%. The recovery was led by HY credits which were up 3.71%, while IG credits gained 1.36%. The front end of the curve outperformed and HY credits tightened by 86 bps while IG credits tightened by 27 bps. The recovery in EM credits was driven by strong performance in Latin America, especially Brazil. Eastern Europe also delivered solid returns in October 2015. Issuance continued to be light, especially in Europe and Latin America, with IG credits constituting the lion’s share of the new supply.

From a historical valuation perspective, markets are deep into value territory, with HY credit spreads above 600 bps and IG credit spreads above 250 bps. Today we see HY credit as the most attractive, offering a pickup of close to 400 bps versus IG credit. This high pick-up persists despite a very limited supply of HY bonds so far this year. Most of the demand for new bonds remains for IG credit, despite the tighter valuations. We expect technicals to play a very important role in EM credit over the next few months. Existing investors are holding above average levels of cash, looking to deploy it when the right trigger arrives. Furthermore, there is an additional USD 160bn in coupons and principal repayments scheduled for 2015, with USD 60bn due between September and November. This is the largest amount of cash returning to the markets in recent history and it happens to coincide with a period of very low new issuance activity.

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (the Fund) seeks to achieve its objective by investing principally in the debt instruments of sovereign and quasi-sovereign EM issuers, denominated in the local currency of the issuer. The Fund’s returns have historically been driven by EM currency appreciation, interest rate positioning and credit worthiness.

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EM currencies are not only supported by stronger growth, more robust fundamentals and higher interest rates than developed markets, but we believe it is also likely that a gradual depreciation of developed market currencies will be one mechanism by which developed markets will de-leverage and reduce their enormous debt burdens. In terms of bonds, we continue to find attractive opportunities across EM countries. We believe that EM monetary policymakers are acting in an idiosyncratic fashion to meet their particular domestic needs and local expertise is increasingly necessary to help understand the dynamics that drive local decision-making.

Over the period, the Fund’s institutional class underperformed its benchmark. The Fund’s top EM contributors for the period were gains from positions in the Singapore dollar, Russian ruble and South African rand. The Brazilian real, Uruguayan peso and Mexican peso were the most significant detractors from performance.

The Russian ruble has recently been affected by the decline in oil prices coinciding with the continuous purchase of US dollars by the central bank in order to replenish reserves. The authorities cut interest rates in Q3 by 50 bps to 11%, and then shifted their policies, keeping interest rates unchanged in order to bring inflation expectations down and putting a temporary hold on purchases of USD. This allowed the currency to outperform its peers over the following two months as the supply of USD in the local market remained abundant.

The Brazilian real suffered from a combination of deteriorating terms of trade, worse than expected growth as monetary conditions tightened, and the collapse of investment amidst a rapidly deteriorating political environment. This prevented Finance Minister Joaquim Levy from implementing planned fiscal adjustments, which culminated in a downgrade of the sovereign debt rating to BB- by Standard & Poor’s in Q3. The ratings agencies went on to downgrade a number of Brazilian companies, including moving Petrobras to sub-investment grade. Forced sellers of Petrobras added technical pressure to a weak market environment, leading to an overshoot of Brazilian assets with credit default spreads (CDS) reaching 525 bps, 10 year local bonds touching 17.5% (the highest level since 2008) and the BRL reaching 4.25 (the lowest level on record). The BRL closed Q3 at 3.948 after the National Treasury bought back bonds, the central bank sold US dollars in the market and Petrobras hiked gasoline and diesel prices.

Ashmore Emerging Markets Debt Fund

The Ashmore Emerging Markets Debt Fund (the Fund) seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of Emerging Market Countries, which may be denominated in any currency, including the local currency of the issuer. The Fund typically invests at least 50% of its net assets in debt instruments of Sovereign or Quasi-Sovereign issuers denominated in hard currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). After the conclusion of the reporting period, effective November 8, 2015, the Ashmore Emerging Markets Debt Fund changed its name to Ashmore Emerging Markets Hard Currency Debt Fund and the Fund made certain related changes to its principal investment strategies.

Over the period, the Fund’s institutional class underperformed its benchmark; the JP Morgan EMBI Global Diversified index, which returned 0.39%. The HY segment of the index weighed on returns, declining over the period. Among the Fund’s best performing positions were Belarus, Ukraine and Ecuador. Brazil, Argentina and China were the main detractors.

The sovereign external debt market rallied by a solid 2.7% in October, with HY outperforming, rising 3.0%, and IG up 2.6%. Credit spreads tightened by 40 bps at the index level to 393 bps, with IG tightening by 37 bps to 250 bps and HY tightening by 44 bps to 621 bps. Within HY, the top performing countries were Venezuela, Argentina and Ecuador, returning 14.4%, 9.0% and 8.7% respectively, whereas Tunisia and Egypt underperformed, down 1.0% and 0.8% respectively.

Belarus 2018 bonds posted a strong rally during Q3, benefitting from the repayment of the 2015 bonds in August and a positive environment for Russian assets. Ukrainian bonds also posted strong performance after the Finance Minister agreed to a deal with bondholders to restructure the country’s debt (with a light 20% haircut) by issuing new bonds expiring between 2019 and 2027 with a 7.75% coupon. The haircut was smaller than expected and the new bonds were of shorter maturity and higher coupon than had been expected. Furthermore, the government issued GDP warrants to bondholders who accepted the deal, which was also regarded as positive. Bonds promptly bounced from USD 54-55 to USD 70 levels, a substantial rebound from the sub-USD 40 levels

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seen in March. The key remaining uncertainty was the USD 3bn debt issued to Russia, which initially pledged not to accept the offer, stating that it should be treated as an official creditor above other creditors in the supply chain.

Brazilian sovereign bonds widened precipitously to 530 bps during Q3 (for 10 year bonds), owing to concerns about the deterioration in public finances, credit downgrade-related selling activity on the part of IG-only investors, and hedging activity via the sovereign credit default spreads (CDS) which helped to push out sovereign cash bonds as well. The central bank announced further auctions to sell US dollars via swaps and to provide US dollar credit lines to the market. The National Treasury cancelled upcoming bond auctions and announced buybacks. On the political front, President Dilma Rousseff announced the much-expected reshuffle of her cabinet, giving the Brazilian Democratic Movement Party more power and replacing her former chief of staff with a protégé of former President Lula. The measures allowed congress to vote in favour of the government again, leading to hopes that governability may be restored.

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (the Fund) seeks to achieve its objective by investing principally in the debt instruments of sovereign, quasi-sovereign, and corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.

Over the period, the Fund’s institutional class underperformed its benchmark. Local currency was the main contributor to relative performance, while corporate debt was the largest detractor. Among the Fund’s best performing positions were Russia, Malaysia and Turkey. Colombia, Brazil and Mexico were the main detractors from performance.

Russian assets posted a strong rebound after the second quarter, with the Russian sovereign index rising by 2.2% over the summer in spite of a strong decline in crude oil prices. In spite of the tough economic adjustment (a contraction of circa 4.6% year on year in Q3 2015, mainly due to an 8-9% contraction in household consumption and fixed investment), the country’s external performance remained robust, owing to a sharp slowdown in imports. Aided by strong CRB reserves, the banks maintained high levels of USD funding and provided sufficient FX liquidity to large corporations and quasi-sovereigns to enable them to make debt repurchases. This drove prices higher in the absence of marginal sellers as market exposure to Russian bonds was drastically reduced both before and after the downgrade to sub-IG levels.

Colombian bonds detracted from performance, led by Pacific Rubiales: The shareholders of the largest private oil company in Colombia rejected a takeover offer made by Mexico’s Alpha Group in the first half of the year, claiming that it undervalued the company. The company’s bonds were subsequently penalised in Q3 when oil prices declined significantly and investors reduced their exposure to the Latin American energy sector amidst the downgrade of Petrobras. We believe that the company remains a going concern and added further exposure during the period. The company has no significant debt maturity until April 2017, holds a significant cash position (circa USD 500m) and continues to implement its plan to cut costs, sell assets and increase production with minimal capex, as well as to hedge short-term oil revenues on the futures market.

Ashmore Emerging Markets Equity Fund

The Ashmore Emerging Markets Equity Fund (the Fund) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

EM equities finished the twelve months ended October 31, 2015 on a weak note, with the MSCI EM Net index down 14.5%. All markets, except for Hungary (+12.9%), ended the period in negative territory. The asset class was buffeted by a variety of factors including sharply weaker currencies in a number of markets, particularly in Latin America, Russia and South East Asia, weak commodity prices, weak investor sentiment and aggregate outflows from equities. EM equites experienced the worst quarterly return since late 2011 during Q3 2015, led by Greece, Brazil, Indonesia, Colombia and China.

In spite of the marked volatility in Q3 2015, China was among the markets that held up well during the year under review, declining by only 0.7%. The market was among the top performers through May 2015 when marked declines in the domestic A share market affected the Hong Kong listed H share listings. Efforts by

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regulators to stem the rout in the A share market during Q2 and Q3 cast a pall on investor sentiment regarding the efficient operation of the local capital market. The most significant event, however, was the surprise devaluation of the CNY reference rate by about 2% by the People’s Bank of China (PBoC) in early August. The PBoC interpreted this move as a means to fix the discrepancy between the reference rate and the actual spot rate, while market participants saw this as an attempt to smooth the way for the CNY’s inclusion in the IMF’s SDR basket. Other markets that fared relatively well included South Korea and India.

Greek and Latin American stocks were among the laggards, weighed down by country specific factors as well as global events. Brazil in particular experienced a continued deterioration of its macro picture, with Standard & Poor’s downgrading the country’s sovereign rating to junk status in early September, with a negative outlook.

The Fund lagged its benchmark for the period, with country allocation adding value and stock selection detracting. On a country basis, the portfolio’s overweight in China added by far the most value. We are relatively more sanguine on the outlook for the Chinese market, with the view that the services sector is prospering, while “old economy” plays are under pressure due to overcapacity and pricing. We also have more confidence in the government’s ability to provide stimulus and support to the country, as the government deregulates key sectors, including financial markets. Also adding value was our lack of exposure to Malaysia and overweight positioning in Mexico. Detracting most over the period was our exposure to Russia and underweight in Korea.

In terms of security selection, our holdings in Indonesia, Russia and India added the most value. The portfolio is overweight in Indonesia, where, despite the market’s disappointment with the pace of reforms, our holding in Matahari Department Store contributed positively. In Russia, Sberbank and X 5 Retail added value, as both companies consolidated their operating positions in a challenging environment. In India, among the top performers were Maruti Suzuki and Adani Port SEZ. Detracting the most were the positions in South Korea and Brazil. In South Korea, our exposure to LG Display and Hynix Semiconductor Inc. detracted the most. We believe that select IT names will benefit from increased discretionary income, as consumers save on energy costs, and from growing demand for technology products as technology becomes embedded in a growing array of goods and services. Cosan, an energy holding in Brazil, underperformed as the market reacted negatively to the re-election of President Dilma Rousseff, the drop in oil prices and currency weakness in Brazil.

EM economies have broadly suffered from the global slowdown, with the decline in trade activity a major negative, as has been the sharp drop in commodities and energy prices. In addition, consistent earnings downgrades over the past three years have dragged down profitability and valuations.

We anticipate a modest pick-up in developed and EM, with developed markets forecasted to move up from 1.9% GDP growth in 2015 to 2% next year, and EM forecasted to move up to 4.1% from 3.8% in 2015. We expect key improvements to come from Russia, which we believe should move from recession to modest growth if sanctions are lifted and the currency recovers; from Korea and Taiwan, which we believe should benefit from an improved technology outlook and, in the former, better corporate governance; and from Mexico, which we believe is positioned to benefit from increased US activity.

We believe that Brazil will continue to work its way through the recession, and that South East Asia will see modest improvements but will have to continue to deleverage after taking on high debt levels in recent years.

Flows will be critical to EM performance. A pick-up in earnings and market performance in the fourth quarter encouraged inflows for four weeks straight as of October 31, 2015, in the wake of sustained outflows. Indeed, a rebound in currencies should boost earnings, which have a low year-on-year base, as well as driving a cyclical upturn in larger markets.

Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund (the Fund) seeks to achieve its objective by investing principally in equity securities and equity-related investments of small-capitalization EM issuers, which may be denominated in any currency, including the local currency of the issuer.

EM small-cap stocks declined during the twelve month period ended October 31, 2015, with the MSCI EM Small Cap index (Net) losing 8.6%. Significant declines were seen in markets such as Colombia (-69.3%), Brazil (-53.2%), Egypt (-38.3%) and Indonesia (-33.9%), with currency depreciation a common factor among all of these markets. Bucking the trend were small caps in South Korea (+11.7%), Czech Republic (+9.7%), Peru (+3.9%) and India (+3.6%).

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The Fund performed in line with its benchmark (the MSCI EM Small Cap Net index) with country allocation detracting but stock selection adding value during the period. On a country basis, the Fund’s overweight in China, and a lack of exposure to Malaysia and South Africa added the most value, while overweight exposure in Colombia and Brazil and underweight exposure in South Korea detracted the most. On a security selection basis, holdings in Mexico and Indonesia were the top performers, while exposures in China and Brazil detracted the most value. Adding the most was Vitro, the integrated Mexican glass producer, as the company executed the sale of its glass containers division to Owens-Illinois in an all-cash deal followed by declaring a large extraordinary cash dividend. We expect consumer staples and consumer discretionary stocks in Mexico to continue to benefit from the pick-up seen in consumer sentiment, while remittances from the US should grow, driven by the weaker Peso. Earnings for industrial companies should remain strong as industrial activity firms up in the construction and manufacturing sectors. Also adding value was the holding in Volaris, an ultra-low cost carrier and niche player which remains focused on the domestic market. Disciplined capacity additions and lower fuel costs have resulted in expanded profit margins.

Among the stocks that detracted in China was Sunac China Holdings, a property developer and manager mostly focused on Tier 1 cities. Concerns regarding overall economic growth and the pace of the property market recovery weighed on the stock. However, Sunac continues to enhance its land bank and is shifting its focus to Tier 2 cities through M&A activity. Furthermore, recent announcements by the government reducing the level of down payment on second homes from 30% to 25% should boost demand. The stock currently trades at what we believe is a very cheap valuation.

The portfolio’s largest positive active weights by country are in Taiwan, China and Mexico, while our largest underweights remain in South Korea and South Africa. We are focused on financials (mainly asset management companies and brokers) and cyclicals (consumer discretionary and IT stocks).

During Q3 2015, we initiated a position in Thailand, having been out of the country for most of the year. The stocks we selected were; Amata Corp, the country’s leading industrial estate developer.

Based on current country positioning, we believe the portfolio should benefit from a continued recovery in China and growth in global technology demand in Taiwan, where the portfolio has its active exposure. We believe it should also benefit from a US recovery, especially with regards to the Mexican portfolio. Recent market declines have made EM equities compelling relative to their developed peers, in our view. We continue to look through the noise to unearth companies which we believe have been unduly punished but offer real value for the long term.

Ashmore Emerging Markets Frontier Equity Fund

The Ashmore Emerging Markets Frontier Equity Fund (the Fund) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer.

As with EM, Frontier Markets lost ground during the period under review, declining by 17.8%. A number of markets came under significant stress, including Ukraine (-53%), Kazakhstan (-52.4%), Bulgaria (-39.5%), Serbia (-32.9%) and Nigeria (-29.2%). There were a few bright spots, including Estonia (+4.2%), Romania (+3.7%) and Argentina (+2.3%). Weak investor sentiment, declining flows, commodity price weakness, and, most notably, depreciating currencies weighed on these markets.

The Fund significantly outperformed its benchmark over the period, although performance remained negative on an absolute basis. Stock selection added value but country allocation detracted. Overall, our exposures in Pakistan and Argentina added the most value. We progressively added to our allocation to Pakistan over the period. The country is a beneficiary of lower oil prices, a recipient of increasing foreign direct investment (FDI), and is experiencing an improving economic environment with GDP growth expected to reach 4.5% in 2016. Our exposure is mostly to cement companies (Maple Leaf and DG Khan) as well as to the fertilizer company Engro Corp, and utility company, Hub Power, all of which added value to the portfolio. In Argentina, our financials holdings (Banco Frances, Grupo Financiero Galicia and Banco Macro) all contributed. While the market sold off during the latter part of the period, equities experienced a decline in overall risk premium ahead of the elections which took place in Q3 2015.

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The Fund’s exposure to the Philippines detracted the most from performance. The country is a beneficiary of lower oil prices, and we believe the reduced pressure on government finances and current accounts will prove key if investors start to worry about the impact of investment flows on vulnerable currencies once US interest rates begin to rise. We held predominantly consumer-related names during the period, including real estate companies Belle Corp, Century Properties, and Melco Crown Philippines Resorts, although we sold our holdings in Melco Crown before the end of the period. Belle and Melco Crown were beneficiaries of increasing tourist arrivals from mainland China. Also detracting was Indonesia, where the market sold off despite increasingly attractive valuations. Pakuwon Jati was the single largest detractor in the Fund, declining by almost 20% over the third quarter. The real estate developer bore the brunt of a weakening Rupiah and concerns over what tighter liquidity could mean for new pre-sales. With a solid balance sheet and valuations that had breached 6x blended forward 24 month price to earnings (P/E), we believe that the market has unfairly discounted its prospects.

We are excited about the prospects for the portfolio. The Fund is made up of what we believe are high quality businesses.

In terms of our positioning, we expect that our overweight exposure in South Asia will continue as the growth prospects in countries such as Pakistan, Sri Lanka, and Bangladesh are amongst the world’s highest (and are accelerating). The businesses that we own in these markets are small and domestically-oriented, and, most importantly, trade in a range from 6-9x 2016 earnings, offering investors compelling valuations to participate in uncorrelated economic activity. With relatively strong external positions and high real interest rates we should continue to see monetary loosening, which in turn should boost both the earnings per share (EPS) outlook and valuations.

Finally, we expect to remain underweight in Nigerian equities, where we struggle to find value in the consumer sector, and where we remain cautious on the banking sector asset quality. Nigeria is one of the most levered stories to commodity prices, which are notoriously difficult to forecast with accuracy. This is certainly not a market where investors can afford to become complacent, but absent any major changes in economic reform or higher oil prices, we do not see much value in Nigerian equities in the Frontier Markets context at this time.

The outlook remains positive in Frontier Markets, where large populations in under-developed economies, combined with low levels of debt, set the stage for top-quartile GDP growth rates. Investors looking for EM-type exposure, while trying to avoid some of the key issues in markets such as China, Russia and Brazil, may want to consider the Frontier Markets, which offer a compelling alternative with far narrower ‘core’ questions and even cheaper valuations.

Ashmore Emerging Markets Short Duration Fund

The Ashmore Emerging Markets Short Duration Fund (the Fund) seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of Emerging Market Countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.

Over the period, the Fund’s institutional class outperformed its benchmark. The Fund’s top contributors for the period were gains from positions in Venezuela, Russia and Belarus. Ecuador, the UAE and Ukraine were the largest detractors from performance.

In Venezuela, the front end of the Petroleos de Venezuela, S.A. (PDVSA) bond curve rallied as a significant amortisation was paid on time and in full for the 2017 amortising bonds. Given the strong local investment base, part of the cash was rolled into other short-dated PDVSA issues, lifting prices for those bonds. The UAE, which had been an oasis of stability during the third quarter, understandably gave back some of its outperformance. Ukrainian credit names continued to slowly recover following the successful restructuring of their sovereign debt, which we believe opens the way for both sovereign and corporates to gradually return to the market.

At the security level, Vimpelcom (the second largest mobile operator in Russia) was among the main contributors. Vimpelcom benefitted from a geographically well-diversified portfolio of businesses, which gave the company both access to hard currency revenues and alternative routes to access new financing lines. Petrobras (a Brazilian oil company) was among the detractors. While its bond prices are likely to remain volatile

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in the medium term, we believe that the bonds offer value and we added exposure during weakness in both August and September. We believe that Petrobras is too big to fail in Brazil and will ultimately be supported by the sovereign if necessary. Mongolian Mining (Asia), which was also among the detractors, was affected by weak coal prices and reduced production due to a significant fall in demand. Continued delays in the Mongolian parliament of a Mongolian/Chinese JV project to construct a rail connection to aid the company’s exports were also detrimental.

IMPORTANT INFORMATION ABOUT THE FUNDS

Ashmore Investment Advisors Limited

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Advisors Limited as of the date indicated and are subject to change at any time based upon economic, market, or other conditions and Ashmore Investment Advisors Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, the performance shown would have been lower.

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appear on each Fund’s individual page in this report (the “Shareholder Report” or “Report”). Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of each Fund (as applicable), performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchased Class A or Class C shares on a load-waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the beginning of the first full month following the inception of the Institutional Class. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from May 1, 2015 or the inception date (if later), through October 31, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Corporate Debt Fund

Ashmore Emerging Markets Corporate Debt Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of corporate issuers, which may be denominated in any currency, including the local currency of the issuer.

Share class information

INSTITUTIONAL CLASS
Launch date: December 8, 2010
Minimum initial investment: $1,000,000
ISIN: US044825049
CUSIP: 044820504
BLOOMBERG: EMCIX US
TICKER: EMCIX

RETAIL CLASS A
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448206039
CUSIP: 044820603
BLOOMBERG: ECDAX US
TICKER: ECDAX

RETAIL CLASS C
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448207029
CUSIP: 044820702
BLOOMBERG: ECDCX US
TICKER: ECDCX

All sources are Ashmore unless otherwise indicated.

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended October 31, 2015	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Corporate Debt Fund Institutional Class[1]	-5.19%	-5.08%	3.03%
Ashmore Emerging Markets Corporate Debt Fund Retail Class A (load-waived)[1]	-5.40%	-5.27%	2.75%
Ashmore Emerging Markets Corporate Debt Fund Retail Class A (unadjusted)[1,2]	-9.19%	-9.05%	1.90%
Ashmore Emerging Markets Corporate Debt Fund Retail Class C (load-waived)[1]	-5.74%	-6.04%	2.00%
Ashmore Emerging Markets Corporate Debt Fund Retail Class C (unadjusted)[1,2]	-6.65%	-6.89%	2.00%
JP Morgan CEMBI BD[3]	-0.97%	0.93%	4.97%

Cumulative Returns Through October 31, 2015 (% of NAV)

1,400
1,300
1,200
1,100
1,000
900
Fund
Benchmark
Index[3]
$1,268,137
Institutional Class
$ 1,157,580
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15

Top 5 country exposures (% of NAV)	
Russia	11.5%
Brazil	9.8%
China	9.2%
Kazakhstan	8.1%
United Arab Emirates	7.6%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of October 31, 2015.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

[1]For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund's Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2]Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3]The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2015)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2015)	$948.10	$946.00	$942.60	$1,019.31	$1,018.05	$1,014.27
Expense Ratio	1.17%	1.42%	2.17%	1.17%	1.42%	2.17%
Expenses Paid*	$5.75	$6.97	$10.63	$5.96	$7.22	$11.02

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Local Currency Bond Fund

Ashmore Emerging Markets Local Currency Bond Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign and quasi-sovereign issuers of Emerging Market countries that are denominated in the local currency of the issuer.

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended October 31, 2015	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Local Currency Bond Fund Institutional Class[1]	-11.66%	-18.91%	-3.17%
Ashmore Emerging Markets Local Currency Bond Fund Retail Class A (load-waived)[1]	-11.73%	-19.17%	-3.41%
Ashmore Emerging Markets Local Currency Bond Fund Retail Class A (unadjusted)[1,2]	-15.26%	-22.40%	-4.21%
Ashmore Emerging Markets Local Currency Bond Fund Retail Class C (load-waived)[1]	-12.22%	-19.83%	-4.18%
Ashmore Emerging Markets Local Currency Bond Fund Retail Class C (unadjusted)[1,2]	-13.08%	-20.61%	-4.18%
JP Morgan GBI-EM GD[3]	-10.01%	-17.42%	-2.33%

Cumulative Returns Through October 31, 2015 (% of NAV)

1,300
1,200
1,100
1,000
900
800
Fund
Benchmark
Index[3]
$890,718
Institutional Class
$ 854,210
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15

Top 5 country exposures (% of NAV)	
Mexico	14.5%
Brazil	14.0%
South Africa	12.2%
Poland	10.1%
Malaysia	9.7%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of October 31, 2015.

Share class information

INSTITUTIONAL CLASS
Launch date: December 8, 2010
Minimum initial investment: $1,000,000
ISIN: US0448202079
CUSIP: 044820207
BLOOMBERG: ELBIX US
TICKER: ELBIX

RETAIL CLASS A
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208761
CUSIP: 044820876
BLOOMBERG: ELBAX US
TICKER: ELBAX

RETAIL CLASS C
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208688
CUSIP: 044820868
BLOOMBERG: ELBCX US
TICKER: ELBCX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

[1]For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund's Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2]Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3]The index for the Fund is the JP Morgan Global Bond Index—Emerging Markets Global Diversified.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2015)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2015)	$883.40	$882.70	$877.80	$1,020.32	$1,019.06	$1,015.27
Expense Ratio	0.97%	1.22%	1.97%	0.97%	1.22%	1.97%
Expenses Paid*	$4.60	$5.79	$9.32	$4.94	$6.21	$10.01

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY

Ashmore

Ashmore Emerging Markets Debt Fund*

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended October 31, 2015	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Debt Fund Institutional Class[1]	-0.29%	-1.10%	4.51%
Ashmore Emerging Markets Debt Fund Retail Class A (load-waived)[1]	-0.39%	-1.36%	4.32%
Ashmore Emerging Markets Debt Fund Retail Class A (unadjusted)[1,2]	-4.37%	-5.30%	3.45%
Ashmore Emerging Markets Debt Fund Retail Class C (load-waived)[1]	-0.87%	-2.11%	3.44%
Ashmore Emerging Markets Debt Fund Retail Class C (unadjusted)[1,2]	-1.83%	-3.03%	3.44%
JP Morgan EMBI GD[3]	-0.97%	0.39%	5.61%

Cumulative Returns Through October 31, 2015 (% of NAV)

1,350
1,250
1,150
1,050
950
Fund
Benchmark
Index[3]
$1,306,589
Institutional Class
$1,240,940
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15

Top 5 country exposures (% of NAV)	
Mexico	7.1%
Brazil	7.0%
Ukraine	6.0%
Venezuela	5.1%
Colombia	4.6%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of October 31, 2015.

Share class information

INSTITUTIONAL CLASS
Launch date: December 8, 2010
Minimum initial investment: $1,000,000
ISIN: US0448203069
CUSIP: 044820306
BLOOMBERG: ESDIX US
TICKER: ESDIX

RETAIL CLASS A
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208506
CUSIP: 044820850
BLOOMBERG: ESDAX US
TICKER: ESDAX

RETAIL CLASS C
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208431
CUSIP: 044820843
BLOOMBERG: ESDCX US
TICKER: ESDCX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

[1] For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund's Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2] Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3] The index for the Fund is the JP Morgan Emerging Markets Bond Index Global Diversified.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2015)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2015)	$997.10	$996.10	$991.30	$1,020.57	$1,019.41	$1,015.53
Expense Ratio	0.92%	1.15%	1.92%	0.92%	1.15%	1.92%
Expenses Paid**	$4.63	$5.79	$9.64	$4.69	$5.85	$9.75

**Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Total Return Fund

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended October 31, 2015	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Total Return Fund Institutional Class[1]	-5.90%	-8.58%	0.60%
Ashmore Emerging Markets Total Return Fund Retail Class A (load-waived)[1]	-6.03%	-8.78%	0.35%
Ashmore Emerging Markets Total Return Fund Retail Class A (unadjusted)[1,2]	-9.79%	-12.43%	-0.48%
Ashmore Emerging Markets Total Return Fund Retail Class C (load-waived)[1]	-6.40%	-9.58%	-0.39%
Ashmore Emerging Markets Total Return Fund Retail Class C (unadjusted)[1,2]	-7.30%	-10.43%	-0.39%
50/25/25 Composite Benchmark[3]	-4.49%	-6.88%	1.64%

Cumulative Returns Through October 31, 2015 (% of NAV)

1,300
1,200
1,100
1,000
900
Fund
Benchmark
Index[3]
$ 1,082,912
Institutional Class
$ 1,029,880
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15

Top 5 country exposures (% of NAV)	
Brazil	10.0%
Mexico	9.9%
Russia	8.8%
Colombia	5.8%
Indonesia	5.3%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of October 31, 2015.

Share class information

INSTITUTIONAL CLASS
Launch date: December 8, 2010
Minimum initial investment: $1,000,000
ISIN: US0448204059
CUSIP: 044820405
BLOOMBERG: EMKIX US
TICKER: EMKIX

RETAIL CLASS A
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208357
CUSIP: 044820835
BLOOMBERG: EMKAX US
TICKER: EMKAX

RETAIL CLASS C
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208274
CUSIP: 044820827
BLOOMBERG: EMKCX US
TICKER: EMKCX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

[1] For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund's Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2] Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3] The index for the Fund is 50% JP Morgan Emerging Markets Bond Index Global Diversified, 25% JP Morgan Emerging Local Markets Index Plus, and 25% JPMorgan Global Bond Index-Emerging Markets Global Diversified.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2015)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2015)	$941.00	$939.70	$936.00	$1,020.06	$1,018.80	$1,015.02
Expense Ratio	1.02%	1.27%	2.02%	1.02%	1.27%	2.02%
Expenses Paid*	$4.99	$6.21	$9.86	$5.19	$6.46	$10.26

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Equity Fund

Ashmore Emerging Markets Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer.

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended October 31, 2015	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Equity Fund Institutional Class[1]	-21.16%	-20.34%	-6.86%
Ashmore Emerging Markets Equity Fund Retail Class A (load-waived)[1]	-21.23%	-20.52%	-7.13%
Ashmore Emerging Markets Equity Fund Retail Class A (unadjusted)[1,2]	-25.36%	-24.69%	-8.27%
Ashmore Emerging Markets Equity Fund Retail Class C (load-waived)[1]	-21.70%	-21.38%	-7.85%
Ashmore Emerging Markets Equity Fund Retail Class C (unadjusted)[1,2]	-22.48%	-22.16%	-7.85%
MSCI EM NET[3]	-17.75%	-14.53%	-3.72%

Cumulative Returns Through October 31, 2015 (% of NAV)

1,150
1,050
950
850
750
650
Fund
Benchmark
Index[3]
$847,766
Institutional Class
$ 733,420
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15

Top 5 country exposures (% of NAV)	
China	32.0%
Taiwan	16.1%
South Korea	12.8%
India	10.5%
Mexico	6.3%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of October 31, 2015.

Share class information

INSTITUTIONAL CLASS
Launch date: June 22, 2011
Minimum initial investment: $1,000,000
ISIN: US0448208191
CUSIP: 044820819
BLOOMBERG: EMFIX US
TICKER: EMFIX

RETAIL CLASS A
Launch date: February 27, 2012
Minimum initial investment: $1,000
ISIN: US0448207771
CUSIP: 044820777
BLOOMBERG: EMEAX US
TICKER: EMEAX

RETAIL CLASS C
Launch date: August 24, 2012
Minimum initial investment: $1,000
ISIN: US0448207698
CUSIP: 044820769
BLOOMBERG: EMECX US
TICKER: EMECX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

[1] For periods prior to the inception date of the Class A (02/27/2012) and Class C shares (08/24/2011), performance information shown is based on the performance of the Fund's Institutional Class shares (06/22/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares. [2] Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3] The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2015)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2015)	$788.40	$787.70	$783.00	$1,019.31	$1,018.05	$1,014.27
Expense Ratio	1.17%	1.42%	2.17%	1.17%	1.42%	2.17%
Expenses Paid*	$5.27	$6.40	$9.75	$5.96	$7.22	$11.02

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Small Cap Equity Fund

Ashmore Emerging Markets Small-Cap Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Small-Capitalization Emerging Market issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund currently defines a Small-Capitalization issuer as an issuer with a market capitalization of $2 billion or less at the time of initial investment and $3 billion or less at the time of a subsequent investment in the same issuer.

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended October 31, 2015	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Small-Cap Equity Fund Institutional Class[1]	-16.60%	-9.91%	4.26%
Ashmore Emerging Markets Small-Cap Equity Fund Retail Class A (load-waived)[1]	-16.82%	-10.32%	3.91%
Ashmore Emerging Markets Small-Cap Equity Fund Retail Class A (unadjusted)[1,2]	-21.19%	-15.03%	2.55%
Ashmore Emerging Markets Small-Cap Equity Fund Retail Class C (load-waived)[1]	-17.18%	-11.02%	3.16%
Ashmore Emerging Markets Small-Cap Equity Fund Retail Class C (unadjusted)[1,2]	-18.00%	-11.86%	3.16%
MSCI EM Small Cap NET[3]	-15.44%	-8.61%	4.96%

Cumulative Returns Through October 31, 2015 (% of NAV)

1,500
1,400
1,300
1,200
1,100
1,000
Fund
Benchmark
Index[3]
$1,218,111
Institutional Class
$1,185,420
Oct-11
Apr-12
Oct-12
Apr-13
Oct-13
Apr-14
Oct-14
Apr-15
Oct-15

Top 5 country exposures (% of NAV)	
China	27.4%
Taiwan	25.4%
South Korea	10.2%
Mexico	8.7%
India	8.7%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of October 31, 2015.

Share class information

INSTITUTIONAL CLASS
Launch date: October 4, 2011
Minimum initial investment: $1,000,000
ISIN: US0448201162
CUSIP: 044820116
BLOOMBERG: ESCIX US
TICKER: ESCIX

RETAIL CLASS A
Launch date: February 1, 2012
Minimum initial investment: $1,000
ISIN: US0448207938
CUSIP: 044820793
BLOOMBERG: ESSAX US
TICKER: ESSAX

RETAIL CLASS C
Launch date: August 24, 2012
Minimum initial investment: $1,000
ISIN: US0448207854
CUSIP: 044820785
BLOOMBERG: ESSCX US
TICKER: ESSCX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

[1] For periods prior to the inception date of the Class A (02/01/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund's Institutional Class shares (10/04/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2] Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3] The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Small-Cap Net.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2015)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2015)	$834.00	$831.80	$828.20	$1,017.54	$1,016.23	$1,012.50
Expense Ratio	1.52%	1.77%	2.52%	1.52%	1.77%	2.52%
Expenses Paid*	$7.03	$8.17	$11.61	$7.73	$9.00	$12.78

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Frontier Equity Fund

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended October 31, 2015	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Frontier Equity Fund Institutional Class	-7.39%	-13.29%	-0.28%
Ashmore Emerging Markets Frontier Equity Fund Retail Class A (load-waived)[1]	-7.64%	-13.68%	-0.68%
Ashmore Emerging Markets Frontier Equity Fund Retail Class A (unadjusted)[1,2]	-12.48%	-18.21%	-3.34%
Ashmore Emerging Markets Frontier Equity Fund Retail Class C (load-waived)[1]	-8.18%	-14.51%	-1.52%
Ashmore Emerging Markets Frontier Equity Fund Retail Class C (unadjusted)[1,2]	-9.09%	-15.28%	-1.52%
MSCI Frontier Markets NET[3]	-10.69%	-17.78%	-0.16%

Cumulative Returns Through October 31, 2015 (% of NAV)

Fund
Benchmark
1,300
1,200
1,100
1,000
900
Index[3]
$996,823
Institutional Class
$994,420
Nov-13
Feb-14
May-14
Aug-14
Nov-14
Feb-15
May-15
Aug-15

Top 5 country exposures (% of NAV)	
Pakistan	20.3%
Kuwait	14.2%
Argentina	12.4%
United Arab Emirates	10.8%
Sri Lanka	9.5%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of October 31, 2015.

Share class information

INSTITUTIONAL CLASS
Launch date: November 5, 2013
Minimum initial investment: $1,000,000
ISIN: US0448207367
CUSIP: 044820736
BLOOMBERG: EFEIX US
TICKER: EFEIX

RETAIL CLASS A
Launch date: May 7, 2014
Minimum initial investment: $1,000
ISIN: US0448207516
CUSIP: 044820751
BLOOMBERG: EFEAX US
TICKER: EFEAX

RETAIL CLASS C
Launch date: May 7, 2014
Minimum initial investment: $1,000
ISIN: US0448207441
CUSIP: 044820744
BLOOMBERG: EFECX US
TICKER: EFECX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

[1] For periods prior to the inception date of the Class A (05/07/2014) and Class C shares (05/07/2014), performance information shown is based on the performance of the Fund's Institutional Class shares (11/05/2013), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2] Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3] The index for the Fund is the Morgan Stanley Capital Index Frontier Markets Net.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2015)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2015)	$926.10	$923.60	$918.20	$1,017.54	$1,016.28	$1,012.50
Expense Ratio	1.52%	1.77%	2.52%	1.52%	1.77%	2.52%
Expenses Paid*	$7.38	$8.58	$12.18	$7.73	$9.00	$12.78

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Short Duration Fund

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended October 31, 2015	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Short Duration Fund Institutional Class	1.78%	3.28%	2.22%
Ashmore Emerging Markets Short Duration Fund Retail Class A (load-waived)[1]	1.69%	2.98%	1.99%
Ashmore Emerging Markets Short Duration Fund Retail Class A (unadjusted)[1,2]	-2.37%	-1.16%	-1.04%
JP Morgan CEMBI BD 1-3 Year[3]	0.63%	2.58%	2.00%

Cumulative Returns Through October 31, 2015 (% of NAV)

1,050
1,030
1,010
990
970
950
930
Fund
Benchmark
Institutional Class
$ 1,030,170
Index[3]
$1,027,187
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15

Top 5 country exposures (% of NAV)	
Russia	18.8%
China	12.9%
Venezuela	7.8%
United Arab Emirates	7.7%
Brazil	6.8%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of October 31, 2015.

Share class information

INSTITUTIONAL CLASS

Launch date: June 24, 2014

Minimum initial investment: $1,000,000

ISIN: US0448206948

CUSIP: 044820694

BLOOMBERG: ESFIX US

TICKER: ESFIX

RETAIL CLASS A

Launch date: September 23, 2014

Minimum initial investment: $1,000

ISIN: US0448207284

CUSIP: 044820728

BLOOMBERG: ESFAX US

TICKER: ESFAX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

[1] For periods prior to the inception date of the Class A (09/23/2014), performance information shown is based on the performance of the Fund's Institutional Class shares (06/24/2014), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A shares. [2] Unadjusted Performance accounts for a maximum sales load of 4.00% for Class A shares. [3] The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance		Hypothetical performance	
	Institutional Class	Class A	Institutional Class	Class A
Beginning Account Value (5/1/2015)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2015)	$1,017.80	$1,016.90	$1,021.88	$1,020.57
Expense Ratio	0.66%	0.92%	0.66%	0.92%
Expenses Paid*	$3.36	$4.68	$3.36	$4.69

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Ashmore Funds:

We have audited the accompanying statements of assets and liabilities of Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Debt Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, and Ashmore Emerging Markets Short Duration Fund (Funds within Ashmore Funds), including the schedules of investments, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG

Chicago, Illinois

December 24, 2015

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2015

	Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Debt Fund
ASSETS:
Investments in securities, at value	$229,121,193	$59,475,409	$5,163,782
Investments in fully funded total return swaps, at value	—	2,824,083	—
Deposit held at broker	—	98,182	—
Cash	10,259,455	16,790,395	612,990
Cash held at broker for collateral	—	318,920	—
Foreign currency, at value	2,175	294,764	14
Unrealized appreciation on forward foreign currency exchange contracts	277,326	845,742	1
Variation margin receivable on centrally cleared swap contracts	—	1,421	—
Unrealized appreciation on currency swap contracts	—	—	—
Unrealized appreciation on interest rate swap contracts	—	105,789	—
Receivable for securities and currencies sold	3,270,077	580,671	27,933
Receivable for fund shares sold	685,078	9,291	—
Receivable from Investment Manager	36,884	16,204	—
Interest and dividends receivable	5,397,838	1,129,046	96,813
Other assets	7,959	2,692	163
Total Assets	249,057,985	82,492,609	5,901,696
LIABILITIES:
Reverse repurchase agreements at cost	—	—	348,497
Unrealized depreciation on forward foreign currency exchange contracts	35,924	621,974	54
Variation margin payable on centrally cleared swap contracts	—	8,125	—
Unrealized depreciation on interest rate swap contracts	—	479,161	—
Payable for securities and currencies purchased	498,542	428,082	—
Payable for fund units redeemed	358,747	561,758	—
Distributions payable	306,336	39,452	3,870
Investment Manager fee payable	237,783	65,494	22,512
Trustees’ fees payable	13,760	4,970	355
Other liabilities	57,111	39,675	34,712
Total Liabilities	1,508,203	2,248,691	410,000
Net Assets	$247,549,782	$80,243,918	$5,491,696
NET ASSETS:
Paid in capital	$304,268,840	$105,373,006	$6,707,687
Undistributed (distributions in excess of) net investment income (loss)	(552,809)	(7,796,272)	(11,588)
Accumulated net realized gain (loss)	(17,901,046)	(3,375,138)	(919,001)
Net unrealized appreciation (depreciation)	(38,265,203)	(13,957,678)	(285,402)
Net Assets	$247,549,782	$80,243,918	$5,491,696
Net Assets:
Class A	$7,279,511	$712,436	$2,500
Class C	3,226,029	39,619	1,165
Institutional Class	237,044,242	79,491,863	5,488,031
Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	950,122	108,492	308
Class C	421,316	6,044	144
Institutional Class	29,709,108	11,694,616	680,234
Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$7.66	$6.57	$8.13
Class C	7.66	6.56	8.08
Institutional Class	7.98	6.80	8.07
Cost of Investments in securities	$267,616,746	$72,561,248	$5,449,070
Cost of Investments in fully funded total return swaps	$—	$3,510,302	$—
Cost of foreign currency held	$2,185	$293,598	$16

See accompanying notes to the financial statements.

Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Short Duration Fund

$500,597,440	$7,635,050	$42,324,531	$47,226,592	$24,586,346
4,088,825	—	—	—	—
—	—	—	—	—
18,663,124	149,682	554,297	2,759,837	1,354,565
—	—	—	—	—
1,734,839	1,327	12,953	14,815	—
1,793,196	—	—	—	—
—	—	—	—	—
10,267	—	—	—	—
—	—	—	—	—
3,943,928	—	219,670	4,016	960,000
132,539	735	30,982	4,608	186
63,923	11,058	12,405	27,764	4,335
10,042,898	5,511	58,741	109,792	556,045
21,813	265	1,345	2,253	769
541,092,792	7,803,628	43,214,924	50,149,677	27,462,246

—	—	—	—	—
2,090,293	—	—	—	—
—	—	—	—	—
63,441	—	—	—	—
787,597	133,514	63,312	—	44,656
2,861	—	2,772	—	—
421,711	—	—	—	22,757
450,650	7,458	48,382	61,148	14,846
27,193	432	2,026	3,980	1,749
112,911	36,504	42,591	34,471	34,881
3,956,657	177,908	159,083	99,599	118,889
$537,136,135	$7,625,720	$43,055,841	$50,050,078	$27,343,357

$666,140,254	$10,768,567	$50,880,869	$53,727,556	$28,746,359
(13,398,598)	(332)	536,866	(18,052)	(22,757)
(56,677,829)	(1,889,502)	(3,614,170)	(976,010)	(65,436)
(58,927,692)	(1,253,013)	(4,747,724)	(2,683,416)	(1,314,809)
$537,136,135	$7,625,720	$43,055,841	$50,050,078	$27,343,357

$2,950,692	$23,989	$258,380	$44,522	$425,630
443,329	836	311,360	53,473	—
533,742,114	7,600,895	42,486,101	49,952,083	26,917,727

394,056	3,291	32,622	5,689	44,495
59,271	102	37,085	6,917	—
70,226,248	1,082,206	4,243,357	5,623,171	2,863,810

$7.49	$7.29	$7.92	$7.83	$9.57
7.48	8.17	8.40	7.73	—
7.60	7.02	10.01	8.88	9.40
$557,625,684	$8,888,050	$47,073,109	$49,908,576	$25,901,155
$5,638,133	$—	$—	$—	$—
$1,719,323	$1,328	$12,956	$15,109	$—

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2015

	Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Debt Fund
INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$27,854,344	$4,440,942	$383,929
Dividends, net of foreign tax withholdings*	—	—	—
Total Income	27,854,344	4,440,942	383,929
EXPENSES:
Investment Manager fees	3,221,743	837,364	48,475
Administration fees	55,712	17,600	1,063
Custody fees	59,916	82,701	2,707
Professional fees	107,742	69,415	61,749
Trustees’ fees	60,164	14,057	1,016
Offering expenses and registration fees	66,946	48,437	48,768
Insurance fees	14,346	6,584	5,359
Printing fees	21,375	12,957	12,764
Distribution fees - Class A	12,047	1,970	17
Distribution fees - Class C	17,900	780	11
Other	24,066	21,156	6,215
Total Expenses	3,661,957	1,113,021	188,144
Less expenses reimbursed by the Investment Manager	(353,990)	(255,183)	(138,561)
Net Expenses	3,307,967	857,838	49,583
Net Investment Income	24,546,377	3,583,104	334,346
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities	(22,332,658)	(9,206,985)	(181,756)
Forward foreign currency exchange contracts	2,259,168	(1,630,750)	41,082
Currency swap contracts	—	—	—
Interest rate swap contracts	—	(356,247)	—
Foreign exchange transactions	(149,904)	(3,337,931)	10,965
Net Realized Gain (Loss)	(20,223,394)	(14,531,913)	(129,709)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(21,831,537)	(7,460,817)	(262,897)
Forward foreign currency exchange contracts	87,949	119,718	(3,915)
Investments in fully funded total return swaps	—	(473,084)	—
Currency swap contracts	—	—	—
Interest rate and centrally cleared swap contracts	—	(568,684)	—
Foreign exchange translations	20,524	(6,340)	835
Change in Net Unrealized Appreciation (Depreciation)	(21,723,064)	(8,389,207)	(265,977)
Net Realized and Unrealized Gains (Losses)	(41,946,458)	(22,921,120)	(395,686)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(17,400,081)	$(19,338,016)	$(61,340)
* Foreign Tax Withholdings	$5,240	$53,155	$52

See accompanying notes to the financial statements.

Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Short Duration Fund

$56,876,193	$—	$—	$115	$2,089,049
—	150,160	1,598,212	724,722	—
56,876,193	150,160	1,598,212	724,837	2,089,049

7,565,250	100,606	719,578	387,274	168,624
152,851	1,759	9,566	5,168	5,177
309,063	39,676	108,187	82,763	6,508
179,182	60,023	63,246	68,062	61,585
133,816	1,400	8,454	6,465	5,099
56,605	50,416	51,963	52,465	100,067
17,225	6,364	6,969	6,981	4,746
14,821	12,769	12,814	12,762	12,254
8,938	69	742	188	679
6,194	10	1,756	178	—
56,934	16,508	17,352	13,553	2,106
8,500,879	289,600	1,000,627	635,859	366,845
(768,326)	(187,166)	(268,940)	(243,042)	(192,324)
7,732,553	102,434	731,687	392,817	174,521
49,143,640	47,726	866,525	332,020	1,914,528

(92,929,863)	(741,826)	(3,555,704)	(913,152)	(207,786)
1,184,524	—	620	—	143,509
351	—	—	—	—
(689,933)	—	—	—	—
(17,959,840)	(10,744)	(49,987)	(90,503)	1,544
(110,394,761)	(752,570)	(3,605,071)	(1,003,655)	(62,733)

(16,612,472)	(1,229,776)	(3,870,257)	(2,794,183)	(964,510)
836,711	—	—	—	(7,490)
1,242,661	—	—	—	—
10,267	—	—	—	—
(144,144)	—	—	—	—
236,414	(33)	3,229	(1,255)	996
(14,430,563)	(1,229,809)	(3,867,028)	(2,795,438)	(971,004)
(124,825,324)	(1,982,379)	(7,472,099)	(3,799,093)	(1,033,737)
$(75,681,684)	$(1,934,653)	$(6,605,574)	$(3,467,073)	$880,791
$102,929	$17,209	$120,192	$86,758	$55

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended October 31, 2015

	Ashmore Emerging Markets Corporate Debt Fund		Ashmore Emerging Markets Local Currency Bond Fund		Ashmore Emerging Markets Debt Fund

	2015	2014	2015	2014	2015	2014
OPERATIONS:
Net investment income (loss)	$24,546,377	$16,880,215	$3,583,104	$3,783,934	$334,346	$376,748
Net realized gain (loss)	(20,223,394)	2,712,763	(14,531,913)	(6,099,890)	(129,709)	(805,974)
Net change in unrealized appreciation (depreciation)	(21,723,064)	(13,844,692)	(8,389,207)	(1,725,484)	(265,977)	470,741
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,400,081)	5,748,286	(19,338,016)	(4,041,440)	(61,340)	41,515

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(372,250)	(321,596)	—	—	(356)	(509)
From net realized gain	(18,884)	—	—	—	—	(244)
Tax return of capital	(69,976)	—	(29,458)	(62,760)	(37)	(5)

Total Distributions to Class A Shareholders	(461,110)	(321,596)	(29,458)	(62,760)	(393)	(758)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(121,913)	(12,291)	—	—	(48)	(57)
From net realized gain	(3,404)	—	—	—	—	(175)
Tax return of capital	(28,429)	—	(2,295)	(5,740)	(12)	(1)

Total Distributions to Class C Shareholders	(153,746)	(12,291)	(2,295)	(5,740)	(60)	(233)

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(23,014,251)	(16,331,560)	—	—	(263,319)	(375,103)
From net realized gain	(1,963,846)	—	—	—	—	(821,133)
Tax return of capital	(2,370,968)	—	(3,490,233)	(3,812,854)	(69,250)	(3,339)

Total Distributions to Institutional Class Shareholders	(27,349,065)	(16,331,560)	(3,490,233)	(3,812,854)	(332,569)	(1,199,575)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	6,391,685	(1,191,492)	15,061	(1,082,599)	(33,736)	37,063
Net increase (decrease) in net assets resulting from Class C share transactions	3,075,145	280,805	(87,947)	33,307	59	232
Net increase (decrease) in net assets resulting from Institutional Class share transactions	(83,452,584)	192,159,009	769,959	26,615,002	307,396	(22,272,165)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	(73,985,754)	191,248,322	697,073	25,565,710	273,719	(22,234,870)
Total Increase (Decrease) in Net Assets	(119,349,756)	180,331,161	(22,162,929)	17,642,916	(120,643)	(23,393,921)
NET ASSETS:
Net Assets at the Beginning of the Year	366,899,538	186,568,377	102,406,847	84,763,931	5,612,339	29,006,260
Net Assets at the End of the Year	$247,549,782	$366,899,538	$80,243,918	$102,406,847	$5,491,696	$5,612,339
Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$(552,809)	$1,054,040	$(7,796,272)	$(238,153)	$(11,588)	$(15,453)

[1]	The Fund commenced investment operations on November 5, 2013.
[2]	The Fund commenced investment operations on June 24, 2014.

See accompanying notes to the financial statements.

Ashmore Emerging Markets Total Return Fund		Ashmore Emerging Markets Equity Fund		Ashmore Emerging Markets Small-Cap Equity Fund		Ashmore Emerging Markets Frontier Equity Fund[1]		Ashmore Emerging Markets Short Duration Fund[2]

2015	2014	2015	2014	2015	2014	2015	2014	2015	2014

$49,143,640	$40,120,493	$47,726	$91,008	$866,525	$63,398	$332,020	$59,566	$1,914,528	$331,777
(110,394,761)	(26,936,733)	(752,570)	(100,889)	(3,605,071)	1,762,027	(1,003,655)	763,038	(62,733)	(16,735)
(14,430,563)	(15,840,058)	(1,229,809)	(370,281)	(3,867,028)	(3,548,169)	(2,795,438)	112,022	(971,004)	(343,805)
(75,681,684)	(2,656,298)	(1,934,653)	(380,162)	(6,605,574)	(1,722,744)	(3,467,073)	934,626	880,791	(28,763)

—	(288,037)	(183)	(255)	(2,670)	(353)	(1,940)	(46)	(19,616)	(1,102)
—	(108,474)	—	—	(13,879)	(21,546)	(13,570)	—	—	—
(212,099)	(106,644)	(9)	—	—	—	—	—	(310)	—

(212,099)	(503,155)	(192)	(255)	(16,549)	(21,899)	(15,510)	(46)	(19,926)	(1,102)

—	(27,681)	(6)	(8)	(2,447)	(59)	(76)	(5)	—	—
—	(12,431)	—	—	(3,134)	(873)	(86)	—	—	—
(33,394)	(10,249)	—	—	—	—	—	—	—	—

(33,394)	(50,361)	(6)	(8)	(5,581)	(932)	(162)	(5)	—	—

—	(29,319,267)	(59,909)	(85,433)	(351,773)	(40,881)	(281,333)	(69,402)	(1,902,761)	(331,551)
—	(8,728,838)	—	—	(1,629,523)	(1,986,719)	(778,573)	—	—	—
(48,542,322)	(10,855,322)	(2,811)	—	—	—	—	—	(20,794)	—

(48,542,322)	(48,903,427)	(62,720)	(85,433)	(1,981,296)	(2,027,600)	(1,059,906)	(69,402)	(1,923,555)	(331,551)

(4,565,169)	(1,485,743)	694	2,329	2,267	81,303	49,816	9,051	232,701	200,994
(453,745)	115,811	4	8	288,746	68,695	55,144	4,549	—	—
(322,702,928)	369,085,194	(712,536)	943,935	2,055,975	22,294,208	47,197,318	6,411,678	6,697,940	21,635,828

(327,721,842)	367,715,262	(711,838)	946,272	2,346,988	22,444,206	47,302,278	6,425,278	6,930,641	21,836,822
(452,191,341)	315,602,021	(2,709,409)	480,414	(6,262,012)	18,671,031	42,759,627	7,290,451	5,867,951	21,475,406

989,327,476	673,725,455	10,335,129	9,854,715	49,317,853	30,646,822	7,290,451	—	21,475,406	—
$ 537,136,135	$989,327,476	$7,625,720	$10,335,129	$43,055,841	$49,317,853	$50,050,078	$7,290,451	$27,343,357	$21,475,406
$ (13,398,598)	$232,021	$(332)	$22,784	$536,866	$45,071	$(18,052)	$(38,601)	$(22,757)	$18,576

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund

	Class A

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$ 8.94	$ 9.25	$ 9.69	$ 9.09	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.74	0.55 [2]	0.51 [2]	0.67 [2]	0.32 [2]
Net realized and unrealized gain (loss)	(1.21)	(0.31)	(0.35)	0.67	(0.86)

Total from investment operations	(0.47)	0.24	0.16	1.34	(0.54)

Less distributions:

From net investment income	(0.67)	(0.55)	(0.52)	(0.69)	(0.37)
From net realized gain	(0.06)	—	(0.07)	(0.05)	—
Tax return of capital	(0.08)	—	(0.01)	—	—

Total distributions	(0.81)	(0.55)	(0.60)	(0.74)	(0.37)

Net asset value at end of period	$ 7.66	$ 8.94	$ 9.25	$ 9.69	$ 9.09

Total return[3]	(5.27%)	2.53%	1.63%	15.54%	(5.44%)

Portfolio turnover rate[4]	90%	82%	49%	50%	22%

Net assets, end of period (in thousands)	$7,280	$1,704	$2,852	$ 485	$ 1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.55%	1.53%	1.71%	2.89%	4.36%
Total expenses after reimbursements	1.42%	1.45%	1.45%	1.45%	1.45%

Net investment income to average net assets:
Net investment income before reimbursements	8.77%	5.79%	5.15%	5.19%	4.35%
Net investment income after reimbursements	8.90%	5.87%	5.41%	6.63%	7.26%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund

	Class C

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$ 8.95	$ 9.25	$ 9.70	$ 9.09	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.64	0.48 [2]	0.44 [2]	0.60 [2]	0.28 [2]
Net realized and unrealized gain (loss)	(1.18)	(0.30)	(0.36)	0.68	(0.86)

Total from investment operations	(0.54)	0.18	0.08	1.28	(0.58)

Less distributions:

From net investment income	(0.62)	(0.48)	(0.45)	(0.62)	(0.33)
From net realized gain	(0.06)	—	(0.07)	(0.05)	—
Tax return of capital	(0.07)	—	(0.01)	—	—

Total distributions	(0.75)	(0.48)	(0.53)	(0.67)	(0.33)

Net asset value at end of period	$ 7.66	$ 8.95	$ 9.25	$ 9.70	$ 9.09

Total return[3]	(6.04%)	1.87%	0.80%	14.78%	(5.78%)

Portfolio turnover rate[4]	90%	82%	49%	50%	22%

Net assets, end of period (in thousands)	$3,226	$ 421	$ 150	$ 27	$ 1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.30%	2.28%	2.46%	3.60%	5.12%
Total expenses after reimbursements	2.17%	2.20%	2.20%	2.20%	2.20%

Net investment income to average net assets:
Net investment income before reimbursements	8.13%	5.15%	4.42%	4.73%	3.59%
Net investment income after reimbursements	8.26%	5.23%	4.68%	6.13%	6.51%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund

	Institutional Class

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[6]

Net asset value at beginning of period	$ 9.30	$ 9.61	$ 10.07	$ 9.43	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.75	0.59 [2]	0.55 [2]	0.73 [2]	0.63 [2]
Net realized and unrealized gain (loss)	(1.22)	(0.31)	(0.36)	0.70	(0.60)

Total from investment operations	(0.47)	0.28	0.19	1.43	0.03

Less distributions:

From net investment income	(0.71)	(0.59)	(0.57)	(0.74)	(0.60)
From net realized gain	(0.06)	—	(0.07)	(0.05)	—
Tax return of capital	(0.08)	—	(0.01)	—	—

Total distributions	(0.85)	(0.59)	(0.65)	(0.79)	(0.60)

Net asset value at end of period	$ 7.98	$ 9.30	$ 9.61	$ 10.07	$ 9.43

Total return[3]	(5.08%)	2.91%	1.91%	15.97%	0.27%

Portfolio turnover rate[4]	90%	82%	49%	50%	22%

Net assets, end of period (in thousands)	$237,044	$364,775	$183,567	$17,651	$11,824

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.30%	1.28%	1.46%	2.66%	3.78%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income to average net assets:
Net investment income before reimbursements	8.63%	6.14%	5.37%	6.16%	4.60%
Net investment income after reimbursements	8.76%	6.25%	5.66%	7.65%	7.21%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

			Class A

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$8.44	$9.13	$9.83	$9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.29	0.37 [2]	0.44 [2]	0.43 [2]	0.13 [2]
Net realized and unrealized gain (loss)	(1.88)	(0.66)	(0.74)	0.31	(0.48)

Total from investment operations	(1.59)	(0.29)	(0.30)	0.74	(0.35)

Less distributions:

From net investment income	—	—	(0.22)	(0.34)	(0.13)
From net realized gain	—	—	(0.01)	—	—
Tax return of capital	(0.28)	(0.40)	(0.17)	— [3]	(0.09)

Total distributions	(0.28)	(0.40)	(0.40)	(0.34)	(0.22)

Net asset value at end of period	$6.57	$8.44	$9.13	$9.83	$9.43

Total return[4]	(19.17%)	(3.25%)	(3.21%)	8.02%	(3.60%)

Portfolio turnover rate[5]	83%	112%	112%	101%	31%

Net assets, end of period (in thousands)	$712	$897	$2,096	$413	$286

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.51%	1.55%	1.47%	1.64%	1.99%
Total expenses after reimbursements	1.23%	1.25%	1.25%	1.25%	1.25%

Net investment income to average net assets:
Net investment income before reimbursements	3.53%	4.29%	4.38%	3.03%	2.34%
Net investment income after reimbursements	3.81%	4.59%	4.60%	3.42%	3.08%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

			Class C

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$8.42	$9.13	$9.83	$9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.18	0.29 [2]	0.38 [2]	0.22 [2]	0.13 [2]
Net realized and unrealized gain (loss)	(1.82)	(0.67)	(0.75)	0.45	(0.51)

Total from investment operations	(1.64)	(0.38)	(0.37)	0.67	(0.38)

Less distributions:

From net investment income	—	—	(0.18)	(0.27)	(0.11)
From net realized gain	—	—	(0.01)	—	—
Tax return of capital	(0.22)	(0.33)	(0.14)	— [3]	(0.08)

Total distributions	(0.22)	(0.33)	(0.33)	(0.27)	(0.19)

Net asset value at end of period	$6.56	$8.42	$9.13	$9.83	$9.43

Total return[4]	(19.83%)	(4.18%)	(3.92%)	7.33%	(4.01%)

Portfolio turnover rate[5]	83%	112%	112%	101%	31%

Net assets, end of period (in thousands)	$40	$147	$124	$19	$1

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	2.26%	2.31%	2.22%	2.47%	2.87%
Total expenses after reimbursements	1.99%	2.00%	2.00%	2.00%	2.00%

Net investment income to average net assets:
Net investment income before reimbursements	2.71%	3.41%	3.77%	1.87%	1.87%
Net investment income after reimbursements	2.98%	3.72%	3.99%	2.34%	2.74%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Institutional Class

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[7]

Net asset value at beginning of period	$8.73	$9.45	$10.18	$9.76	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.31	0.43 [2]	0.49 [2]	0.37 [2]	0.29 [2]
Net realized and unrealized gain (loss)	(1.93)	(0.71)	(0.78)	0.42	0.06

Total from investment operations	(1.62)	(0.28)	(0.29)	0.79	0.35

Less distributions:

From net investment income	—	—	(0.24)	(0.37)	(0.35)
From net realized gain	—	—	(0.01)	—	—
Tax return of capital	(0.31)	(0.44)	(0.19)	— [3]	(0.24)

Total distributions	(0.31)	(0.44)	(0.44)	(0.37)	(0.59)

Net asset value at end of period	$6.80	$8.73	$9.45	$10.18	$9.76

Total return[4]	(18.91%)	(3.04%)	(3.02%)	8.39%	3.35%

Portfolio turnover rate[5]	83%	112%	112%	101%	31%

Net assets, end of period (in thousands)	$79,492	$101,363	$82,543	$72,673	$62,530

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.26%	1.32%	1.22%	1.39%	1.70%
Total expenses after reimbursements	0.97%	0.97%	0.97%	0.97%	0.97%

Net investment income to average net assets:
Net investment income before reimbursements	3.78%	4.34%	4.64%	3.31%	2.55%
Net investment income after reimbursements	4.07%	4.69%	4.89%	3.73%	3.28%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Amount is less than $0.005 per share.
[4]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[5]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[6]	Annualized for periods less than one year.
[7]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Debt Fund[1]

			Class A

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[2]

Net asset value at beginning of period	$8.74	$10.15	$11.06	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.49	0.50	0.46	0.44	0.19
Net realized and unrealized gain (loss)	(0.62)	0.20	(0.88)	1.03	0.04

Total from investment operations	(0.13)	0.70	(0.42)	1.47	0.23

Less distributions:

From net investment income	(0.38)	(0.53)	(0.46)	(0.45)	(0.19)
From net realized gain	—	(1.58)	(0.03)	—	—
Tax return of capital	(0.10)	— [4]	—	—	—

Total distributions	(0.48)	(2.11)	(0.49)	(0.45)	(0.19)

Net asset value at end of period	$8.13	$8.74	$10.15	$11.06	$10.04

Total return[5]	(1.36%)	8.46%	(3.86%)	15.24%	2.26%

Portfolio turnover rate[6]	35%	99%	81%	30%	9%

Net assets, end of period (in thousands)	$3	$38	$2	$14	$1

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	3.81%	3.79%	1.66%	1.93%	4.61%
Total expenses after reimbursements	1.19%	1.20%	1.20%	1.20%	1.20%

Net investment income to average net assets:
Net investment income before reimbursements	3.18%	3.23%	3.75%	3.62%	0.57%
Net investment income after reimbursements	5.80%	5.82%	4.21%	4.35%	3.98%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Debt Fund[1]

			Class C

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[2]

Net asset value at beginning of period	$8.70	$10.12	$11.04	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.43	0.44	0.38	0.37	0.15
Net realized and unrealized gain (loss)	(0.62)	0.17	(0.89)	1.01	0.05

Total from investment operations	(0.19)	0.61	(0.51)	1.38	0.20

Less distributions:

From net investment income	(0.34)	(0.45)	(0.38)	(0.38)	(0.16)
From net realized gain	—	(1.58)	(0.03)	—	—
Tax return of capital	(0.09)	— [4]	—	—	—

Total distributions	(0.43)	(2.03)	(0.41)	(0.38)	(0.16)

Net asset value at end of period	$8.08	$8.70	$10.12	$11.04	$10.04

Total return[5]	(2.11%)	7.30%	(4.64%)	14.28%	1.90%

Portfolio turnover rate[6]	35%	99%	81%	30%	9%

Net assets, end of period (in thousands)	$1	$1	$1	$1	$1

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	4.49%	4.90%	2.41%	2.73%	5.35%
Total expenses after reimbursements	1.93%	1.95%	1.95%	1.95%	1.95%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	2.73%	1.99%	3.16%	2.86%	(0.18%)
Net investment income after reimbursements	5.29%	4.94%	3.62%	3.64%	3.22%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Debt Fund[1]

	Institutional Class

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[8]

Net asset value at beginning of period	$ 8.68	$10.08	$ 10.99	$ 9.99	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.51	0.52	0.48	0.48	0.40
Net realized and unrealized gain (loss)	(0.62)	0.18	(0.87)	1.01	—

Total from investment operations	(0.11)	0.70	(0.39)	1.49	0.40

Less distributions:
From net investment income	(0.40)	(0.52)	(0.49)	(0.49)	(0.41)
From net realized gain	—	(1.58)	(0.03)	—	—
Tax return of capital	(0.10)	— [4]	—	—	—

Total distributions	(0.50)	(2.10)	(0.52)	(0.49)	(0.41)

Net asset value at end of period	$ 8.07	$ 8.68	$ 10.08	$ 10.99	$ 9.99

Total return[5]	(1.10%)	8.41%	(3.64%)	15.32%	4.15%

Portfolio turnover rate[6]	35%	99%	81%	30%	9%

Net assets, end of period (in thousands)	$5,488	$5,573	$29,004	$35,025	$30,533

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	3.49%	3.43%	1.41%	1.63%	3.63%
Total expenses after reimbursements	0.92%	0.92%	0.92%	0.92%	0.92%

Net investment income to average net assets:
Net investment income before reimbursements	3.64%	3.20%	4.08%	3.95%	1.74%

[1]	Formerly the Ashmore Emerging Markets Sovereign Debt Fund.
[2]	Class A and Class C commenced investment operations on May 12, 2011.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]	Amount is less than $0.005 per share.
[5]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[6]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[7]	Annualized for periods less than one year.
[8]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Class A

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$ 8.75	$ 9.30	$ 10.05	$ 9.37	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.48 [2]	0.44	0.41	0.43 [2]	0.22 [2]
Net realized and unrealized gain (loss)	(1.24)	(0.42)	(0.57)	0.68	(0.66)

Total from investment operations	(0.76)	0.02	(0.16)	1.11	(0.44)

Less distributions:

From net investment income	—	(0.33)	(0.43)	(0.43)	(0.09)
From net realized gain	—	(0.12)	(0.16)	—	—
Tax return of capital	(0.50)	(0.12)	—	—	(0.10)

Total distributions	(0.50)	(0.57)	(0.59)	(0.43)	(0.19)

Net asset value at end of period	$ 7.49	$ 8.75	$ 9.30	$10.05	$ 9.37

Total return[3]	(8.78%)	0.17%	(1.70%)	12.20%	(4.40%)

Portfolio turnover rate[4]	101%	80%	85%	83%	39%

Net assets, end of period (in thousands)	$2,951	$8,351	$10,344	$3,263	$ 509

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.37%	1.38%	1.38%	1.48%	1.75%
Total expenses after reimbursements	1.29%	1.30%	1.30%	1.30%	1.30%

Net investment income to average net assets:
Net investment income before reimbursements	5.91%	4.79%	4.55%	3.99%	4.21%
Net investment income after reimbursements	5.99%	4.87%	4.63%	4.17%	4.66%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Class C

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$ 8.74	$ 9.29	$10.05	$ 9.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.44 [2]	0.37	0.33	0.39 [2]	0.19 [2]
Net realized and unrealized gain (loss)	(1.26)	(0.42)	(0.57)	0.66	(0.66)

Total from investment operations	(0.82)	(0.05)	(0.24)	1.05	(0.47)

Less distributions:

From net investment income	—	(0.28)	(0.36)	(0.36)	(0.08)
From net realized gain	—	(0.12)	(0.16)	—	—
Tax return of capital	(0.44)	(0.10)	—	—	(0.09)

Total distributions	(0.44)	(0.50)	(0.52)	(0.36)	(0.17)

Net asset value at end of period	$ 7.48	$ 8.74	$ 9.29	$10.05	$ 9.36

Total return[3]	(9.58%)	(0.45%)	(2.44%)	11.42%	(4.79%)

Portfolio turnover rate[4]	101%	80%	85%	83%	39%

Net assets, end of period (in thousands)	$ 443	$1,028	$ 969	$ 541	$ 1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.12%	2.13%	2.13%	2.21%	2.82%
Total expenses after reimbursements	2.03%	2.05%	2.05%	2.05%	2.05%

Net investment income to average net assets:
Net investment income before reimbursements	5.35%	4.04%	3.83%	2.62%	3.32%
Net investment income after reimbursements	5.44%	4.12%	3.91%	2.78%	4.09%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Institutional Class

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[6]

Net asset value at beginning of period	$ 8.88	$ 9.43	$ 10.20	$ 9.50	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.53 [2]	0.46	0.45	0.44 [2]	0.46 [2]
Net realized and unrealized gain (loss)	(1.28)	(0.41)	(0.60)	0.72	(0.34)

Total from investment operations	(0.75)	0.05	(0.15)	1.16	0.12

Less distributions:

From net investment income	—	(0.35)	(0.46)	(0.46)	(0.29)
From net realized gain	—	(0.12)	(0.16)	—	—
Tax return of capital	(0.53)	(0.13)	—	—	(0.33)

Total distributions	(0.53)	(0.60)	(0.62)	(0.46)	(0.62)

Net asset value at end of period	$ 7.60	$ 8.88	$ 9.43	$ 10.20	$ 9.50

Total return[3]	(8.58%)	0.51%	(1.48%)	12.50%	1.11%

Portfolio turnover rate[4]	101%	80%	85%	83%	39%

Net assets, end of period (in thousands)	$533,742	$979,949	$662,412	$513,956	$101,947

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.12%	1.13%	1.13%	1.22%	1.63%
Total expenses after reimbursements	1.02%	1.02%	1.02%	1.02%	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	6.40%	5.04%	4.81%	4.11%	4.63%
Net investment income after reimbursements	6.50%	5.15%	4.92%	4.31%	5.24%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Class A

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[1]

Net asset value at beginning of period	$ 9.24	$ 9.66	$ 9.01	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.06	0.08 [2]	0.08 [2]
Net realized and unrealized gain (loss)	(1.92)	(0.40)	0.64	(0.98)

Total from investment operations	(1.89)	(0.34)	0.72	(0.90)

Less distributions:

From net investment income	(0.06)	(0.08)	(0.06)	(0.09)
Tax return of capital	— [3]	—	(0.01)	—

Total distributions	(0.06)	(0.08)	(0.07)	(0.09)

Net asset value at end of period	$ 7.29	$ 9.24	$ 9.66	$ 9.01

Total return[4]	(20.52%)	(3.58%)	8.11%	(8.94%)

Portfolio turnover rate[5]	106%	130%	92%	95%

Net assets, end of period (in thousands)	$ 24	$ 30	$ 28	$ 1

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	3.56%	3.62%	3.01%	4.40%
Total expenses after reimbursements	1.43%	1.45%	1.45%	1.45%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.82%)	(1.45%)	(0.70%)	(1.60%)
Net investment income after reimbursements	0.31%	0.72%	0.86%	1.35%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Class C

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[7]

Net asset value at beginning of period	$ 10.46	$11.00	$10.32	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.01)	(0.03)[2]	(0.01)[2]
Net realized and unrealized gain (loss)	(2.19)	(0.45)	0.78	0.36

Total from investment operations	(2.23)	(0.46)	0.75	0.35

Less distributions:

From net investment income	(0.06)	(0.08)	(0.06)	(0.03)
Tax return of capital	— [3]	—	(0.01)	—

Total distributions	(0.06)	(0.08)	(0.07)	(0.03)

Net asset value at end of period	$ 8.17	$10.46	$11.00	$10.32

Total return[4]	(21.38%)	(4.24%)	7.58%	3.26%

Portfolio turnover rate[5]	106%	130%	92%	95%

Net assets, end of period (in thousands)	$ 1	$ 1	$ 1	$ 1

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	4.31%	4.34%	3.77%	5.40%
Total expenses after reimbursements	2.18%	2.20%	2.20%	2.20%

Net investment loss to average net assets:
Net investment loss before reimbursements	(2.57%)	(2.25%)	(1.81%)	(3.82%)
Net investment loss after reimbursements	(0.44%)	(0.11%)	(0.24%)	(0.62%)

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Institutional Class

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[8]

Net asset value at beginning of period	$ 8.88	$ 9.27	$ 8.62	$ 8.81	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.08	0.07 [2]	0.09 [2]	0.05 [2]
Net realized and unrealized gain (loss)	(1.85)	(0.39)	0.65	(0.17)	(1.19)

Total from investment operations	(1.80)	(0.31)	0.72	(0.08)	(1.14)

Less distributions:

From net investment income	(0.06)	(0.08)	(0.06)	(0.10)	(0.05)
Tax return of capital	— [3]	—	(0.01)	(0.01)	—

Total distributions	(0.06)	(0.08)	(0.07)	(0.11)	(0.05)

Net asset value at end of period	$ 7.02	$ 8.88	$ 9.27	$ 8.62	$ 8.81

Total return[4]	(20.34%)	(3.40%)	8.48%	(0.87%)	(11.37%)

Portfolio turnover rate[5]	106%	130%	92%	95%	75%

Net assets, end of period (in thousands)	$ 7,601	$10,304	$9,825	$8,742	$ 8,848

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	3.31%	3.37%	2.76%	4.09%	5.34%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.59%)	(1.28%)	(0.79%)	(1.84%)	(2.55%)
Net investment income after reimbursements	0.55%	0.92%	0.80%	1.08%	1.62%

[1]	Class A commenced investment operations on February 27, 2012.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Amount is less than $0.005 per share.
[4]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[5]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[6]	Annualized for periods less than one year.
[7]	Class C commenced investment operations on August 24, 2012.
[8]	The Institutional Class commenced investment operations on June 22, 2011.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Class A

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[1]

Net asset value at beginning of period	$ 9.35	$10.61	$ 9.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.01 [2]	0.08 [2]	0.02 [2]
Net realized and unrealized gain (loss)	(1.12)	(0.42)	1.31	(0.20)

Total from investment operations	(0.96)	(0.41)	1.39	(0.18)

Less distributions:

From net investment income	(0.08)	(0.01)	(0.03)	(0.05)
From net realized gain	(0.39)	(0.84)	(0.52)	—

Total distributions	(0.47)	(0.85)	(0.55)	(0.05)

Net asset value at end of period	$ 7.92	$ 9.35	$10.61	$ 9.77

Total return[3]	(10.32%)	(3.93%)	14.65%	(1.73%)

Portfolio turnover rate[4]	105%	104%	113%	94%

Net assets, end of period (in thousands)	$ 259	$ 332	$ 265	$ 238

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.33%	2.53%	2.35%	3.43%
Total expenses after reimbursements	1.78%	1.80%	1.80%	1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.96%	(0.65%)	0.25%	(1.15%)
Net investment income after reimbursements	1.51%	0.08%	0.80%	0.48%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Class C

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[6]

Net asset value at beginning of period	$ 9.96	$11.33	$10.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10	(0.05)[2]	(0.06)[2]	(0.01)[2]
Net realized and unrealized gain (loss)	(1.19)	(0.47)	1.46	0.54

Total from investment operations	(1.09)	(0.52)	1.40	0.53

Less distributions:

From net investment income	(0.08)	(0.01)	(0.03)	(0.05)
From net realized gain	(0.39)	(0.84)	(0.52)	—

Total distributions	(0.47)	(0.85)	(0.55)	(0.05)

Net asset value at end of period	$ 8.40	$ 9.96	$11.33	$10.48

Total return[3]	(11.02%)	(4.71%)	13.93%	5.17%

Portfolio turnover rate[4]	105%	104%	113%	94%

Net assets, end of period (in thousands)	$ 311	$ 77	$ 12	$ 1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	3.09%	3.60%	3.10%	5.12%
Total expenses after reimbursements	2.52%	2.55%	2.55%	2.55%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	1.81%	(1.53%)	(1.13%)	(3.35%)
Net investment income (loss) after reimbursements	2.38%	(0.48%)	(0.58%)	(0.78%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Institutional Class

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[7]

Net asset value at beginning of period	$ 11.63	$ 12.96	$ 11.79	$ 11.58	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.02 [2]	0.02 [2]	0.05 [2]	(0.01)[2]
Net realized and unrealized gain (loss)	(1.35)	(0.50)	1.70	0.25	1.59

Total from investment operations	(1.15)	(0.48)	1.72	0.30	1.58

Less distributions:

From net investment income	(0.08)	(0.01)	(0.03)	(0.05)	—
From net realized gain	(0.39)	(0.84)	(0.52)	(0.04)	—

Total distributions	(0.47)	(0.85)	(0.55)	(0.09)	—

Net asset value at end of period	$ 10.01	$ 11.63	$ 12.96	$ 11.79	$ 11.58

Total return[3]	(9.91%)	(3.74%)	15.04%	2.61%	15.80%

Portfolio turnover rate[4]	105%	104%	113%	94%	20%

Net assets, end of period (in thousands)	$42,486	$48,909	$30,370	$13,359	$11,576

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.08%	2.39%	2.11%	3.43%	15.42%
Total expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	1.24%	(0.70%)	(0.42%)	(1.46%)	(14.76%)
Net investment income (loss) after reimbursements	1.80%	0.17%	0.17%	0.45%	(0.86%)

[1]	Class A commenced investment operations on February 1, 2012.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	Class C commenced investment operations on August 24, 2012.
[7]	The Institutional Class commenced investment operations on October 4, 2011.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund
	Class A

	Year Ended October 31, 2015	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 10.19	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10[2]	(0.03)
Net realized and unrealized gain (loss)	(1.45)	0.27

Total from investment operations	(1.35)	0.24

Less distributions:

From net investment income	(0.15)	(0.05)
From net realized gain	(0.86)	—

Total distributions	(1.01)	(0.05)

Net asset value at end of period	$ 7.83	$ 10.19

Total return[3]	(13.68%)	2.43%

Portfolio turnover rate[4]	91%	157%

Net assets, end of period (in thousands)	$45	$9

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.73%	6.90%
Total expenses after reimbursements	1.79%	1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.25%	(5.89%)
Net investment income (loss) after reimbursements	1.19%	(0.79%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

	Class C

	Year Ended October 31, 2015	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 10.15	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.05)[2]	(0.83)
Net realized and unrealized gain (loss)	(1.36)	1.03

Total from investment operations	(1.41)	0.20

Less distributions:

From net investment income	(0.15)	(0.05)
From net realized gain	(0.86)	—

Total distributions	(1.01)	(0.05)

Net asset value at end of period	$ 7.73	$ 10.15

Total return[3]	(14.51%)	2.02%

Portfolio turnover rate[4]	91%	157%

Net assets, end of period (in thousands)	$53	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	3.45%	7.71%
Total expenses after reimbursements	2.52%	2.55%

Net investment loss to average net assets:
Net investment loss before reimbursements	(1.53%)	(6.42%)
Net investment loss after reimbursements	(0.60%)	(1.26%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund
	Institutional Class

	Year Ended October 31, 2015	Period Ended October 31, 2014[6]

Net asset value at beginning of period	$ 11.35	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12[2]	0.14
Net realized and unrealized gain (loss)	(1.58)	1.32

Total from investment operations	(1.46)	1.46

Less distributions:

From net investment income	(0.15)	(0.11)
From net realized gain	(0.86)	—

Total distributions	(1.01)	(0.11)

Net asset value at end of period	$ 8.88	$ 11.35

Total return[3]	(13.29%)	14.69%

Portfolio turnover rate[4]	91%	157%

Net assets, end of period (in thousands)	$49,952	$7,280

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.46%	6.09%
Total expenses after reimbursements	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.34%	(3.68%)
Net investment income after reimbursements	1.28%	0.89%

[1]	Class A and Class C commenced investment operations on May 7, 2014.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Fund commenced investment operations on November 5, 2013.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund
	Class A

	Year Ended October 31, 2015	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 9.99	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.67	0.05
Net realized and unrealized gain (loss)	(0.41)	(0.01)

Total from investment operations	0.26	0.04

Less distributions:

From net investment income	(0.67)	(0.05)
From net realized gain	—	—
Tax return of capital	(0.01)	—

Total distributions	(0.68)	(0.05)

Net asset value at end of period	$ 9.57	$ 9.99

Total return[2]	2.98%	0.45%

Portfolio turnover rate[3]	38%	19%

Net assets, end of period (in thousands)	$425	$201

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.65%	2.93%
Total expenses after reimbursements	0.93%	0.95%

Net investment income to average net assets:
Net investment income before reimbursements	6.50%	3.35%
Net investment income after reimbursements	7.22%	5.33%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund
	Institutional Class

	Year Ended October 31, 2015	Period Ended October 31, 2014[5]

Net asset value at beginning of period	$ 9.81	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.68	0.16
Net realized and unrealized gain (loss)	(0.39)	(0.19)

Total from investment operations	0.29	(0.03)

Less distributions:

From net investment income	(0.69)	(0.16)
From net realized gain	—	—
Tax return of capital	(0.01)	—

Total distributions	(0.70)	(0.16)

Net asset value at end of period	$ 9.40	$ 9.81

Total return[2]	3.28%	(0.25%)

Portfolio turnover rate[3]	38%	19%

Net assets, end of period (in thousands)	$26,918	$21,275

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.41%	2.94%
Total expenses after reimbursements	0.67%	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	6.61%	2.58%
Net investment income after reimbursements	7.35%	4.85%

[1]	Class A commenced investment operations on September 23, 2014.
[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.
[5]	The Institutional Class commenced investment operations on June 24, 2014.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $1,144,183)
Puma International Financing S.A. 6.750%, 02/01/2021		1,110,000	$1,122,832	0.45
			1,122,832	0.45
Bangladesh (Cost $1,033,967)
Banglalink Digital Communications Ltd. 8.625%, 05/06/2019		1,000,000	1,030,000	0.42
			1,030,000	0.42
Barbados (Cost $3,333,958)
Columbus International, Inc. 7.375%, 03/30/2021		2,550,000	2,652,000	1.07
Sagicor Finance 2015 Ltd. 8.875%, 08/11/2022(2)		595,000	633,675	0.26
			3,285,675	1.33
Brazil (Cost $26,603,285)
BRF S.A. 4.750%, 05/22/2024		535,000	529,757	0.21
Cosan Luxembourg S.A. 9.500%, 03/14/2018	BRL	2,346,000	495,412	0.20
Embraer Netherlands Finance B.V. 5.050%, 06/15/2025		570,000	545,775	0.22
Globo Comunicacao e Participacoes S.A., FRN 4.843%, 06/08/2025		450,000	416,813	0.17
Marfrig Holdings Europe B.V. 8.375%, 05/09/2018		1,470,000	1,436,925	0.58
Marfrig Holdings Europe B.V. 6.875%, 06/24/2019		1,855,000	1,692,687	0.68
Marfrig Overseas Ltd. 9.500%, 05/04/2020		1,350,000	1,350,000	0.55
Minerva Luxembourg S.A. 12.250%, 02/10/2022		200,000	216,000	0.09
Odebrecht Drilling Norbe VIII/IX Ltd. 6.350%, 06/30/2021		959,400	470,106	0.19
Oi S.A. 9.750%, 09/15/2016	BRL	1,138,000	259,673	0.10
Oi S.A. 5.750%, 02/10/2022		950,000	589,000	0.24
Petrobras Global Finance B.V. 5.875%, 03/01/2018		280,000	264,516	0.11
Petrobras Global Finance B.V., FRN 2.461%, 01/15/2019		720,000	579,384	0.23
Petrobras Global Finance B.V. 7.875%, 03/15/2019		570,000	540,075	0.22
Petrobras Global Finance B.V. 5.750%, 01/20/2020		2,095,000	1,787,978	0.72
Petrobras Global Finance B.V. 5.375%, 01/27/2021		4,400,000	3,580,500	1.45
Petrobras Global Finance B.V. 6.250%, 03/17/2024		2,925,000	2,342,779	0.95
Petrobras Global Finance B.V. 6.875%, 01/20/2040		4,900,000	3,528,000	1.42
Petrobras Global Finance B.V. 6.750%, 01/27/2041		250,000	176,400	0.07
Petrobras Global Finance B.V. 6.850%, 06/05/2115		717,000	492,005	0.20
QGOG Atlantic/Alaskan Rigs Ltd. 5.250%, 07/30/2018		935,847	645,734	0.26
QGOG Constellation S.A. 6.250%, 11/09/2019		3,474,000	1,737,000	0.70
			23,676,519	9.56
Chile (Cost $3,430,735)
Cencosud S.A. 5.500%, 01/20/2021		150,000	157,307	0.06
E.CL S.A. 5.625%, 01/15/2021		200,000	219,992	0.09
Empresa Electrica Guacolda S.A. 4.560%, 04/30/2025		400,000	386,368	0.16
Inversiones CMPC S.A. 4.375%, 05/15/2023		200,000	197,421	0.08
Telefonica Chile S.A. 3.875%, 10/12/2022		495,000	495,712	0.20
VTR Finance B.V. 6.875%, 01/15/2024		1,940,000	1,876,950	0.76
			3,333,750	1.35
China (Cost $24,110,343)
Alibaba Group Holding Ltd. 3.125%, 11/28/2021		450,000	443,059	0.18
Baidu, Inc. 3.500%, 11/28/2022		400,000	396,768	0.16
Bestgain Real Estate Ltd. 2.625%, 03/13/2018		300,000	297,753	0.12
Central China Real Estate Ltd. 8.000%, 01/28/2020		400,000	402,099	0.16
China Forestry Holdings Co. Ltd. 10.250%, 11/17/2015(3)		60,000	8,280	—
China Overseas Finance Cayman V Ltd. 3.950%, 11/15/2022		300,000	297,784	0.12

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
China - (continued)
China Railway Resources Huitung Ltd. 3.850%, 02/05/2023		200,000	$199,402	0.08
China SCE Property Holdings Ltd. 11.500%, 11/14/2017		1,550,000	1,643,000	0.66
China Shanshui Cement Group Ltd. 7.500%, 03/10/2020		755,000	707,862	0.29
CIFI Holdings Group Co. Ltd. 12.250%, 04/15/2018		601,000	657,519	0.27
CRCC Yupeng Ltd., FRN 3.950%, 08/01/2019		245,000	249,067	0.10
Dianjian Haixing Ltd., FRN 4.050%, 10/21/2019		245,000	246,419	0.10
Emerald Plantation Holdings Ltd. 6.000%, (100% Cash), 01/30/2020(4)		44,827	38,327	0.02
ENN Energy Holdings Ltd. 6.000%, 05/13/2021		400,000	438,466	0.18
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016(2)(4)(5)		282,201	150,074	0.06
Favor Sea Ltd. 11.750%, 02/04/2019		1,040,000	852,800	0.34
Franshion Brilliant Ltd. 5.750%, 03/19/2019		395,000	421,663	0.17
Kaisa Group Holdings Ltd. 8.875%, 03/19/2018(3)		2,795,000	1,760,850	0.71
Kaisa Group Holdings Ltd. 9.000%, 06/06/2019		1,190,000	737,800	0.30
Kaisa Group Holdings Ltd. 10.250%, 01/08/2020		1,775,000	1,118,250	0.45
KWG Property Holding Ltd. 8.975%, 01/14/2019		1,175,000	1,245,854	0.50
MIE Holdings Corp. 6.875%, 02/06/2018		650,000	393,661	0.16
MIE Holdings Corp. 7.500%, 04/25/2019		2,535,000	1,476,597	0.60
Sino-Forest Corp. 5.000%, 08/01/2013(2)(5)(6)		21,000	—	—
Sino-Forest Corp. 10.250%, 07/28/2014(2)(5)(6)		82,000	—	—
Sino-Forest Corp. 4.250%, 12/15/2016(2)(5)(6)		113,000	—	—
Sino-Forest Corp. 6.250%, 10/21/2017(2)(5)(6)		252,000	—	—
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/2023		240,000	251,178	0.10
Sunac China Holdings Ltd. 9.375%, 04/05/2018		1,900,000	2,014,000	0.81
Tencent Holdings Ltd. 3.375%, 05/02/2019		320,000	326,842	0.13
Times Property Holdings Ltd. 12.625%, 03/21/2019		1,085,000	1,205,961	0.49
Trillion Chance Ltd. 8.500%, 01/10/2019		1,240,000	1,267,906	0.51
Yingde Gases Investment Ltd. 8.125%, 04/22/2018		1,200,000	1,122,000	0.45
Yuzhou Properties Co. Ltd. 8.625%, 01/24/2019		1,790,000	1,868,388	0.76
			22,239,629	8.98
Colombia (Cost $21,221,441)
Banco Bilbao Vizcaya Argentaria Colombia S.A. 4.875%, 04/21/2025		550,000	537,625	0.22
Banco Davivienda S.A. 2.950%, 01/29/2018		350,000	347,620	0.14
Banco de Bogota S.A. 5.000%, 01/15/2017		435,000	450,225	0.18
Bancolombia S.A. 5.950%, 06/03/2021		460,000	499,100	0.20
Ecopetrol S.A. 5.875%, 09/18/2023		320,000	323,200	0.13
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	3,260,000,000	990,266	0.40
Millicom International Cellular S.A. 4.750%, 05/22/2020		600,000	528,000	0.21
Millicom International Cellular S.A. 6.625%, 10/15/2021		1,510,000	1,321,250	0.53
Millicom International Cellular S.A. 6.000%, 03/15/2025		1,300,000	1,069,250	0.43
Pacific Exploration and Production Corp. 5.375%, 01/26/2019		1,175,000	511,125	0.21
Pacific Exploration and Production Corp. 7.250%, 12/12/2021		4,390,000	1,799,900	0.73
Pacific Exploration and Production Corp. 5.125%, 03/28/2023		2,500,000	912,500	0.37
Pacific Exploration and Production Corp. 5.625%, 01/19/2025		9,800,000	3,675,000	1.49

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Colombia - (continued)
Transportadora de Gas Internacional S.A. ESP 5.700%, 03/20/2022		605,000	$621,637	0.25
			13,586,698	5.49
Czech Republic (Cost $2,242,641)
EP Energy A.S. 5.875%, 11/01/2019	EUR	430,000	527,416	0.21
New World Resources N.V. 8.000%, 04/07/2020(4)	EUR	1,373,422	573,908	0.23
New World Resources N.V. 4.000%, 10/07/2020(4)	EUR	600,644	66,050	0.03
			1,167,374	0.47
Dominican Republic (Cost $1,222,015)
Aeropuertos Dominicanos Siglo XXI S.A., FRN 9.750%, 11/13/2019		1,245,000	1,246,556	0.50
			1,246,556	0.50
Guatemala (Cost $2,629,838)
Comcel Trust via Comunicaciones Celulares S.A. 6.875%, 02/06/2024		2,560,000	2,041,600	0.82
			2,041,600	0.82
Hong Kong (Cost $3,274,277)
CFG Investment S.A.C. 9.750%, 07/30/2019		600,000	342,600	0.14
Hutchison Whampoa International 14 Ltd. 3.625%, 10/31/2024		455,000	458,161	0.18
LS Finance 2022 Ltd. 4.250%, 10/16/2022		200,000	197,833	0.08
LS Finance 2025 Ltd. 4.500%, 06/26/2025		200,000	196,376	0.08
Noble Group Ltd., FRN 6.000%, 06/24/2019		2,170,000	1,236,900	0.50
PCCW-HKT Capital No. 5 Ltd. 3.750%, 03/08/2023		245,000	244,803	0.10
Wharf Finance Ltd. 6.125%, 11/06/2017		250,000	269,101	0.11
			2,945,774	1.19
India (Cost $2,821,745)
Bharat Petroleum Corp. Ltd. 4.000%, 05/08/2025		540,000	530,349	0.22
Bharti Airtel International Netherlands B.V. 5.125%, 03/11/2023		730,000	774,390	0.31
ICICI Bank Ltd. 4.750%, 11/25/2016		500,000	515,836	0.21
Vedanta Resources PLC 8.250%, 06/07/2021		470,000	376,000	0.15
Vedanta Resources PLC 7.125%, 05/31/2023		580,000	430,650	0.17
			2,627,225	1.06
Indonesia (Cost $5,317,835)
Berau Coal Energy Tbk PT 7.250%, 03/13/2017		3,235,000	954,325	0.39
Enercoal Resources Pte Ltd. 6.000%, 04/07/2018		500,000	72,500	0.03
Golden Legacy PTE Ltd. 9.000%, 04/24/2019		600,000	573,750	0.23
Indo Energy Finance II B.V. 6.375%, 01/24/2023		2,800,000	1,260,000	0.51
			2,860,575	1.16
Israel (Cost $1,600,667)
Israel Electric Corp. Ltd. 5.625%, 06/21/2018		365,000	389,002	0.16
Israel Electric Corp. Ltd. 7.250%, 01/15/2019		270,000	303,277	0.12
Israel Electric Corp. Ltd. 6.875%, 06/21/2023		295,000	339,604	0.14
Israel Electric Corp. Ltd. 5.000%, 11/12/2024(2)		245,000	254,335	0.10
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/2021		335,000	336,561	0.14
			1,622,779	0.66
Jamaica (Cost $14,523,672)
Digicel Group Ltd. 8.875%, 01/15/2015		8,600,000	7,611,000	3.07
Digicel Group Ltd. 7.125%, 04/01/2022		2,660,000	2,194,500	0.89
Digicel Ltd. 6.000%, 04/15/2021		3,200,000	2,880,000	1.16
			12,685,500	5.12

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Kazakhstan (Cost $20,931,255)
Development Bank of Kazakhstan JSC 4.125%, 12/10/2022		390,000	$341,241	0.14
Halyk Savings Bank of Kazakhstan JSC 7.250%, 01/28/2021		1,160,000	1,184,360	0.48
Kaspi Bank JSC 9.875%, 10/28/2016		1,880,000	1,889,400	0.76
KazAgro National Management Holding JSC 4.625%, 05/24/2023		410,000	332,264	0.13
Kazakhstan Temir Zholy Finance B.V. 6.375%, 10/06/2020		380,000	371,260	0.15
Kazkommertsbank JSC 8.000%, 11/03/2015		1,100,000	1,100,000	0.44
Kazkommertsbank JSC 7.500%, 11/29/2016		1,680,000	1,606,080	0.65
Kazkommertsbank JSC 6.875%, 02/13/2017	EUR	2,200,000	2,257,514	0.91
Kazkommertsbank JSC 8.500%, 05/11/2018		2,700,000	2,548,125	1.03
Kazkommertsbank JSC 5.500%, 12/21/2022		3,858,616	2,761,689	1.12
KazMunayGas National Co. JSC 6.375%, 04/09/2021		365,000	368,759	0.15
KazMunayGas National Co. JSC 6.000%, 11/07/2044		400,000	312,608	0.13
Zhaikmunai LLP 6.375%, 02/14/2019		2,750,000	2,233,660	0.90
Zhaikmunai LLP 7.125%, 11/13/2019		2,570,000	2,094,550	0.85
			19,401,510	7.84
Kuwait (Cost $1,032,625)
Kuwait Projects Co. 9.375%, 07/15/2020		515,000	646,927	0.26
NBK Tier 1 Financing Ltd., FRN 5.750%, 04/09/2021		380,000	385,700	0.16
			1,032,627	0.42
Lithuania (Cost $1,830,756)
Bite Finance International B.V., FRN 7.476%, 02/15/2018	EUR	1,470,000	1,587,712	0.64
			1,587,712	0.64
Malaysia (Cost $201,770)
Malayan Banking Bhd., FRN 3.250%, 09/20/2022		200,000	200,120	0.08
			200,120	0.08
Mexico (Cost $17,935,760)
Alfa S.A.B. de C.V. 6.875%, 03/25/2044		400,000	398,500	0.16
Alpek S.A.B. de C.V. 4.500%, 11/20/2022		200,000	200,000	0.08
America Movil S.A.B. de C.V., FRN 1.336%, 09/12/2016		300,000	299,664	0.12
America Movil S.A.B. de C.V. 5.000%, 03/30/2020		210,000	231,131	0.09
America Movil S.A.B. de C.V. 6.375%, 03/01/2035		150,000	173,360	0.07
Banco Inbursa S.A. Institucion de Banca Multiple 4.125%, 06/06/2024		690,000	673,613	0.27
BBVA Bancomer S.A. 4.500%, 03/10/2016		350,000	353,325	0.14
CEMEX Espana S.A. 9.875%, 04/30/2019		1,150,000	1,226,188	0.50
Cemex Finance LLC 9.375%, 10/12/2022		3,840,000	4,176,000	1.69
Cemex S.A.B. de C.V. 5.875%, 03/25/2019		655,000	662,205	0.27
Cemex S.A.B. de C.V. 6.500%, 12/10/2019		1,570,000	1,593,550	0.64
Cemex S.A.B. de C.V. 7.250%, 01/15/2021		450,000	461,250	0.19
Comision Federal de Electricidad 4.875%, 05/26/2021		200,000	209,750	0.09
Corp. GEO S.A.B. de C.V. 9.250%, 06/30/2020(3)		100,000	2,000	—
Corp. GEO S.A.B. de C.V. 8.875%, 03/27/2022(3)		200,000	4,000	—
El Puerto de Liverpool S.A.B. de C.V. 3.950%, 10/02/2024		600,000	592,500	0.24
Empresas ICA S.A.B. de C.V. 8.900%, 02/04/2021		1,707,000	473,693	0.19
Empresas ICA S.A.B. de C.V. 8.875%, 05/29/2024		2,400,000	672,000	0.27
Fresnillo PLC 5.500%, 11/13/2023		500,000	525,000	0.21
Gruma S.A.B. de C.V. 4.875%, 12/01/2024		450,000	475,875	0.19
Grupo Bimbo S.A.B. de C.V. 3.875%, 06/27/2024		230,000	226,727	0.09
Grupo Televisa S.A.B. 6.625%, 01/15/2040		150,000	164,109	0.07
Grupo Televisa S.A.B. 5.000%, 05/13/2045		350,000	315,656	0.13
Mexichem S.A.B. de C.V. 4.875%, 09/19/2022		275,000	287,375	0.12

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Mexico - (continued)
Mexichem S.A.B. de C.V. 5.875%, 09/17/2044		230,000	$205,563	0.08
Mexico Generadora de Energia S. de rl 5.500%, 12/06/2032		295,236	281,950	0.11
			14,884,984	6.01
Mongolia (Cost $5,947,295)
Mongolian Mining Corp. 8.875%, 03/29/2017		7,984,000	3,465,056	1.40
			3,465,056	1.40
Morocco (Cost $1,035,745)
OCP S.A. 5.625%, 04/25/2024		305,000	318,572	0.13
OCP S.A. 4.500%, 10/22/2025		745,000	714,418	0.29
			1,032,990	0.42
Nigeria (Cost $10,654,612)
Access Bank PLC, FRN 9.250%, 06/24/2021		1,225,000	1,059,625	0.43
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., FRN 8.250%, 08/07/2020		2,200,000	1,788,116	0.72
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., FRN 8.000%, 07/23/2021		2,871,000	2,218,422	0.89
Sea Trucks Group Ltd. 9.000%, 03/26/2018(2)		3,520,000	2,280,960	0.92
Seven Energy Ltd. 10.250%, 10/11/2021		2,100,000	1,281,000	0.52
			8,628,123	3.48
Oman (Cost $398,225)
Topaz Marine S.A. 8.625%, 11/01/2018		400,000	363,216	0.15
			363,216	0.15
Panama (Cost $1,734,376)
Sable International Finance Ltd. 6.875%, 08/01/2022		1,700,000	1,729,750	0.70
			1,729,750	0.70
Peru (Cost $3,684,061)
Abengoa Transmision Sur S.A. 6.875%, 04/30/2043		200,000	206,750	0.08
Banco de Credito del Peru 5.375%, 09/16/2020		180,000	195,210	0.08
Banco de Credito del Peru 4.250%, 04/01/2023		270,000	272,700	0.11
Banco Internacional del Peru 5.750%, 10/07/2020		290,000	311,750	0.13
BBVA Banco Continental S.A., FRN 5.250%, 09/22/2029		300,000	300,000	0.12
Lima Metro Line 2 Finance Ltd. 5.875%, 07/05/2034		600,000	604,500	0.24
Minsur S.A. 6.250%, 02/07/2024		450,000	466,650	0.19
Southern Copper Corp. 7.500%, 07/27/2035		175,000	181,398	0.07
Southern Copper Corp. 5.250%, 11/08/2042		235,000	190,235	0.08
Southern Copper Corp. 5.875%, 04/23/2045		470,000	410,854	0.17
Transportadora de Gas del Peru S.A. 4.250%, 04/30/2028		400,000	381,000	0.15
			3,521,047	1.42
Qatar (Cost $2,146,330)
CBQ Finance Ltd. 7.500%, 11/18/2019		570,000	666,045	0.27
Nakilat, Inc. 6.067%, 12/31/2033		460,000	532,450	0.22
Ooredoo International Finance Ltd. 3.250%, 02/21/2023		465,000	461,522	0.19
Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.298%, 09/30/2020		189,036	203,639	0.08
Ras Laffan Liquefied Natural Gas Co. Ltd. III 5.838%, 09/30/2027		250,000	283,517	0.11
			2,147,173	0.87
Russian Federation (Cost $28,773,793)
Brunswick Rail Finance Ltd. 6.500%, 11/01/2017		1,405,000	653,325	0.26
CEDC Finance Corp. International, Inc. 10.000%, 04/30/2018(4)		2,406,824	1,215,446	0.49

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
CEDC Finance Corp. International, Inc., FRN 10.000%, 04/30/2018		2,470,127	$2,241,640	0.91
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		1,010,000	1,017,364	0.41
Credit Bank of Moscow Via CBOM Finance PLC 8.700%, 11/13/2018		1,380,000	1,276,500	0.52
Far East Capital Ltd. S.A. 8.000%, 05/02/2018		2,300,000	1,409,854	0.57
Far East Capital Ltd. S.A. 8.750%, 05/02/2020		2,420,000	1,466,520	0.59
Gazprom Neft OAO Via GPN Capital S.A. 4.375%, 09/19/2022		830,000	736,791	0.30
Gazprom OAO Via Gaz Capital S.A. 4.300%, 11/12/2015		540,000	540,005	0.22
Gazprom OAO Via Gaz Capital S.A. 8.625%, 04/28/2034		50,000	56,960	0.02
Lukoil International Finance B.V. 7.250%, 11/05/2019		180,000	194,436	0.08
Lukoil International Finance B.V. 6.125%, 11/09/2020		750,000	774,375	0.31
Metalloinvest Finance Ltd. 5.625%, 04/17/2020		1,375,000	1,309,688	0.53
MMC Norilsk Nickel OJSC via MMC Finance Ltd. 5.550%, 10/28/2020		200,000	200,854	0.08
MMC Norilsk Nickel OJSC via MMC Finance Ltd. 6.625%, 10/14/2022(2)		500,000	512,500	0.21
Mobile Telesystems OJSC via MTS International Funding Ltd. 8.625%, 06/22/2020		350,000	388,067	0.16
Polyus Gold International Ltd. 5.625%, 04/29/2020		1,110,000	1,082,250	0.44
Rosneft Oil Co. via Rosneft International Finance Ltd. 3.149%, 03/06/2017		200,000	197,372	0.08
Rosneft Oil Co. via Rosneft International Finance Ltd. 4.199%, 03/06/2022		2,000,000	1,784,936	0.72
Russian Standard Ltd. 13.000%, 10/27/2022(4)		1,402,200	210,330	0.08
Sistema JSFC via Sistema International Funding S.A. 6.950%, 05/17/2019		2,000,000	1,994,000	0.81
TMK OAO Via TMK Capital S.A. 7.750%, 01/27/2018		915,000	930,394	0.38
TMK OAO Via TMK Capital S.A. 6.750%, 04/03/2020		1,150,000	1,073,755	0.43
VEB-Leasing OAO via VEB Leasing Invest Ltd. 5.125%, 05/27/2016		200,000	200,424	0.08
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 04/30/2018		480,000	529,200	0.21
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021		1,535,000	1,632,046	0.66
VimpelCom Holdings B.V. 5.200%, 02/13/2019		470,000	465,300	0.19
VimpelCom Holdings B.V. 7.504%, 03/01/2022		1,750,000	1,841,875	0.74
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		200,000	204,064	0.08
Vnesheconombank Via VEB Finance PLC 6.025%, 07/05/2022		1,260,000	1,216,505	0.49
			27,356,776	11.05
Saudi Arabia (Cost $303,525)
SABIC Capital II B.V. 2.625%, 10/03/2018		300,000	302,625	0.12
			302,625	0.12
Singapore (Cost $463,055)
SingTel Group Treasury Pte Ltd. 2.375%, 09/08/2017		255,000	258,740	0.11
United Overseas Bank Ltd., FRN 2.875%, 10/17/2022		200,000	201,957	0.08
			460,697	0.19

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
South Africa (Cost $867,108)
FirstRand Bank Ltd. 4.250%, 04/30/2020		350,000	$356,104	0.14
MTN Mauritius Investments Ltd. 4.755%, 11/11/2024		505,000	464,701	0.19
			820,805	0.33
South Korea (Cost $515,019)
Korea Gas Corp. 2.875%, 07/29/2018		300,000	306,552	0.13
SK Innovation Co. Ltd. 3.625%, 08/14/2018		200,000	206,823	0.08
			513,375	0.21
Thailand (Cost $1,037,209)
Bangkok Bank PCL 3.875%, 09/27/2022		500,000	513,178	0.21
PTT Global Chemical PCL 4.250%, 09/19/2022		510,000	524,276	0.21
			1,037,454	0.42
Turkey (Cost $893,689)
Yuksel Insaat A.S. 9.500%, 11/10/2015		900,000	594,000	0.24
			594,000	0.24
Ukraine (Cost $18,193,068)
Avangardco Investments Public Ltd. 10.000%, 10/29/2018(4)		1,285,000	610,632	0.25
Commercial Bank Privatbank JSC Via Standard Bank 5.799%, 02/09/2016		720,000	435,744	0.18
DTEK Finance PLC 10.375%, 03/28/2018		1,140,000	581,400	0.24
DTEK Finance PLC 7.875%, 04/04/2018		5,205,000	2,446,350	0.99
Ferrexpo Finance PLC 10.375%, 04/07/2019		1,178,000	777,715	0.31
Metinvest B.V. 10.500%, 11/28/2017		1,600,000	1,024,000	0.41
Metinvest B.V. 8.750%, 02/14/2018		2,600,000	1,612,416	0.65
MHP S.A. 8.250%, 04/02/2020		2,850,000	2,458,980	0.99
Mriya Agro Holding PLC 9.450%, 04/19/2018(3)		2,000,000	280,000	0.11
NTRP Via Interpipe Ltd. 10.250%, 08/02/2017		200,000	60,000	0.03
Oschadbank Via SSB No. 1 PLC, FRN 9.625%, 03/20/2025(2)(5)		375,000	325,418	0.13
Privatbank CJSC Via UK SPV Credit Finance PLC 10.250%, 01/15/2016		545,000	381,609	0.15
UkrLandFarming PLC 10.875%, 03/26/2018		3,200,000	1,472,000	0.60
			12,466,264	5.04
United Arab Emirates (Cost $10,041,327)
Abu Dhabi National Energy Co. PJSC 2.500%, 01/12/2018		215,000	215,269	0.09
Abu Dhabi National Energy Co. PJSC 5.875%, 12/13/2021		270,000	305,905	0.12
ADCB Finance Cayman Ltd. 4.500%, 03/06/2023		235,000	238,819	0.10
ADCB Finance Cayman Ltd., FRN 3.125%, 05/28/2023		400,000	399,500	0.16
DP World Ltd. 6.850%, 07/02/2037		1,270,000	1,341,437	0.54
DP World Sukuk Ltd. 6.250%, 07/02/2017		510,000	540,508	0.22
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	1,300,000	2,027,247	0.82
EMG Sukuk Ltd. 4.564%, 06/18/2024		625,000	640,447	0.26
Emirates NBD PJSC 3.250%, 11/19/2019		500,000	507,750	0.20
Emirates Telecommunications Group Co. PJSC 3.500%, 06/18/2024		320,000	328,672	0.13
MAF Global Securities Ltd. 4.750%, 05/07/2024		640,000	657,101	0.27
Millennium Offshore Services Superholdings LLC 9.500%, 02/15/2018		1,000,000	900,000	0.36
National Bank of Abu Dhabi PJSC, FRN 5.250%, 06/17/2020		1,000,000	1,013,000	0.41
Sukuk Funding No. 3 Ltd. 4.348%, 12/03/2018		750,000	786,090	0.32
			9,901,745	4.00

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Venezuela (Cost $9,662,905)
Petroleos de Venezuela S.A. 5.125%, 10/28/2016		3,370,000	$2,530,870	1.02
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		5,373,333	3,263,762	1.32
Petroleos de Venezuela S.A. 9.750%, 05/17/2035		6,870,000	2,851,050	1.15
			8,645,682	3.49
Vietnam (Cost $1,568,472)
Vingroup JSC 11.625%, 05/07/2018		1,455,000	1,539,325	0.62
			1,539,325	0.62
Total Debt Securities (Cost $254,362,582)			217,105,542	87.70

Bank Loans

China (Cost $39,677)
Far East Energy Bermuda Ltd. 10.000%, 03/29/2016		89,943	38,909	0.01
Far East Energy Bermuda Ltd. 25.000%, 03/29/2016		39,677	39,677	0.02
			78,586	0.03
Czech Republic (Cost $569,811)
New World Resources N.V. 8.500%, 10/07/2016	EUR	449,999	494,841	0.20
			494,841	0.20
Nigeria (Cost $1,128,922)
Seven Energy Ltd., FRN 10.250%, 06/30/2020		1,206,059	904,183	0.37
			904,183	0.37
Sierra Leone (Cost $1,072,980)
Africell Holding SAL, FRN 8.275%, 04/16/2019		1,125,000	1,101,263	0.44
			1,101,263	0.44
Ukraine (Cost $120,000)
Mriya Trading (Cyprus) Working Capital 12.000%, 11/20/2015		120,000	120,000	0.05
			120,000	0.05
United Arab Emirates (Cost $8,869,784)
DP World Ltd. 3.750%, 09/30/2022		5,753,352	4,487,614	1.81
DP World Ltd. 4.250%, 09/30/2022		1,363,828	1,063,786	0.43
Dubai Drydocks World LLC, FRN 4.000%, 10/18/2017	EUR	1,169,645	1,028,960	0.42
Dubai Drydocks World LLC, FRN 4.280%, 10/18/2017		1,299,672	1,039,738	0.42
Dubai Drydocks World LLC, 1.100% (1.00% PIK) , 10/18/2027(4)		5,544,056	997,930	0.40
			8,618,028	3.48
Total Bank Loans (Cost $11,801,174)			11,316,901	4.57

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Shares	Value	% of Net Assets
Equity Securities

China (Cost $ — )
Emerald Plantation Holdings Ltd.		78,275	$13,306	0.01
			13,306	0.01
Czech Republic (Cost $1,093,253)
New World Resources N.V.(2)(5)(6)	EUR	101,612	—	—
New World Resources PLC, Class A	GBP	36,580,138	273,501	0.11
			273,501	0.11
Russian Federation (Cost $355,811)
Petropavlovsk PLC	GBP	4,591,369	411,943	0.17
			411,943	0.17
Total Equity Securities (Cost $1,449,064)			698,750	0.29

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

China (Cost $3,926)
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92(2)(5)(6)		186,955	$—	—

Total Warrants (Cost $3,926)			—	—

Total Investments (Total Cost $267,616,746)			229,121,193	92.56

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			18,428,589	7.44

Net Assets			$247,549,782	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(3)	Issuer has defaulted on terms of debt obligation.
(4)	Security is a payment in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
(5)	Restricted security that has been deemed illiquid. At October 31, 2015, the value of these restricted illiquid securities amounted to $475,492 or 0.2% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016	01/14/2013-07/24/2015	$279,057
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92	01/14/2013	3,926
New World Resources N.V.	10/07/2014	—
Oschadbank Via SSB No. 1 PLC, 9.625%, 03/20/2025	09/22/2015	322,500
Sino-Forest Corp., 5.000%, 08/01/2013	01/31/2013	—
Sino-Forest Corp., 10.250%, 07/28/2014	01/31/2013	—
Sino-Forest Corp., 4.250%, 12/15/2016	01/31/2013	—
Sino-Forest Corp., 6.250%, 10/21/2017	01/31/2013	—

(6)	Security has been deemed worthless and is a Level 3 investment.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

Percentages shown are based on net assets.

At October 31, 2015, the Ashmore Emerging Markets Corporate Debt Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/27/2015	Barclays	Euro	37,500	United States Dollar	42,588	$(1,337)
11/27/2015	Barclays	Euro	726,452	United States Dollar	825,228	(26,117)
11/27/2015	BNP Paribas	Euro	37,500	United States Dollar	42,685	(1,435)
11/27/2015	Standard Chartered	United States Dollar	3,321,110	British Pound	2,148,195	9,993
11/27/2015	Barclays	United States Dollar	4,092,771	Euro	3,603,819	128,501
11/27/2015	BNP Paribas	United States Dollar	4,102,119	Euro	3,603,819	137,850
11/27/2015	Morgan Stanley	United States Dollar	221,107	Euro	200,119	973
01/29/2016	JP Morgan	United States Dollar	1,509,321	Colombian Peso	4,445,703,772	(7,027)
01/29/2016	Goldman Sachs	United States Dollar	6,410	Mexican Peso	106,435	9
01/29/2016	HSBC Bank	United States Dollar	6,394	Mexican Peso	106,435	(8)

Total						$241,402

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Debt Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2015:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$212,207,591	$360,404	$212,567,995
Corporate Convertible Bonds	—	1,353,996	—	1,353,996
Government Agencies	—	1,216,505	—	1,216,505
Financial Certificates	—	1,967,046	—	1,967,046

Total Debt Securities	—	216,745,138	360,404	217,105,542
Bank Loans
China	—	—	78,586	78,586
Czech Republic	—	—	494,841	494,841
Nigeria	—	904,183	—	904,183
Sierra Leone	—	—	1,101,263	1,101,263
Ukraine	—	—	120,000	120,000
United Arab Emirates	—	7,620,098	997,930	8,618,028

Total Bank Loans	—	8,524,281	2,792,620	11,316,901
Common Stock
China	—	13,306	—	13,306
Czeck Republic	273,501	—	—	273,501
Russian Federation	411,943	—	—	411,943

Total Common Stock	685,444	13,306	—	698,750
Total Investments	$685,444	$225,282,725	$3,153,024	$229,121,193

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$ —	$277,326	$ —	$277,326
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(35,924)	—	(35,924)
Total Other Financial Instruments	$ —	$241,402	$ —	$241,402

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2015, the Fund had transfers as disclosed below:

Transfers from Level 2 to Level 1
Country	Value	Reason
Common Stock
Czech Republic	$273,501	Fair value factor was not applicable in the current period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Category and Subcategory	Beginning Balance at 10/31/14	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation/ (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/15	Change in Unrealized Appreciation (Depreciation) from Investments still held at 10/31/2015
Investments, at value
Corporate Bonds
China	$—	$—	$—	$—	$—	$—	$150,074	$—	$150,074	$(133,056)
Russia	—	110	210,330	—	—	(109)	—	—	210,331	(110)
Bank Loans
China	—	—	39,677	—	—	38,909	—	—	78,586	38,909
Czech Republic	563,916	—	—	—	—	(69,075)	—	—	494,841	(69,075)
Sierra Leone	—	1,417	1,071,563	—	—	28,283	—	—	1,101,263	28,283
Ukraine	—	—	120,000	—	—	—	—	—	120,000	—
United Arab Emirates	—	47,586	956,039	(64,918)	55,173	4,050	—	—	997,930	4,050
Warrants
China	—	—	—	—	—	—	—	—	—	(9,535)
Total	$563,916	$49,113	$2,397,609	$(64,918)	$55,173	$2,058	$150,074	$—	$3,153,025	$(140,534)

See the table on “Qualitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2015.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at	Valuation	Unobservable
	10/31/2015	Technique	Input
Corporate Bonds	$150,074	Indicative bid	Bid source
Corporate Bonds	210,331	Discount to last listed price	Discount size
Bank Loans	2,099,193	Third party vendor	Broker quote
Bank Loans	78,586	Indicative bid	Bid source
Bank Loans	614,841	Market comparables	Debt structure of issuer
Total	$3,153,025

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2015:

Derivatives Not Accounted for as Hedging Instruments Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 277,326

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (35,924)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2015:

Derivatives Not Accounted for as Hedging Instruments Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$2,259,168

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$87,949

*	See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2015, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$271,808,047
Gross tax appreciation of investments	2,129,887
Gross tax depreciation of investments	(44,816,741)
Net tax depreciation of investments	$(42,686,854)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and other transactions.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $4,163,102)
Brazil Letras do Tesouro Nacional 10.480%, 01/01/2018(2)	BRL	9,718,000	$1,836,977	2.29
Brazil Letras do Tesouro Nacional 11.586%, 01/01/2019(2)	BRL	6,500,000	1,057,664	1.32
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2021	BRL	580,000	121,567	0.15
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2023	BRL	2,038,000	404,594	0.50
			3,420,802	4.26
Chile (Cost $228,462)
Bonos de la Tesoreria de la Republica en pesos 6.000%, 01/01/2020	CLP	20,000,000	30,909	0.04
Chile (Rep of) 5.500%, 08/05/2020	CLP	81,000,000	121,461	0.15
			152,370	0.19
Colombia (Cost $6,897,389)
Colombia (Rep of) 7.750%, 04/14/2021	COP	1,076,000,000	377,937	0.47
Colombian TES 7.000%, 09/11/2019	COP	856,400,000	296,407	0.37
Colombian TES 10.000%, 07/24/2024	COP	5,511,300,000	2,161,465	2.69
Colombian TES 7.500%, 08/26/2026	COP	2,476,600,000	824,329	1.03
Colombian TES 6.000%, 04/28/2028	COP	4,835,700,000	1,379,942	1.72
			5,040,080	6.28
Hungary (Cost $3,559,922)
Hungary (Rep of) 6.750%, 02/24/2017	HUF	59,910,000	228,033	0.28
Hungary (Rep of) 6.750%, 11/24/2017	HUF	205,420,000	808,963	1.01
Hungary (Rep of) 6.500%, 06/24/2019	HUF	121,210,000	491,319	0.61
Hungary (Rep of) 3.500%, 06/24/2020	HUF	18,350,000	67,894	0.08
Hungary (Rep of) 7.500%, 11/12/2020	HUF	32,300,000	140,370	0.18
Hungary (Rep of) 7.000%, 06/24/2022	HUF	114,870,000	498,958	0.62
Hungary (Rep of) 6.000%, 11/24/2023	HUF	117,570,000	492,860	0.61
Hungary (Rep of) 3.000%, 06/26/2024	HUF	36,500,000	124,517	0.16
Hungary (Rep of) 5.500%, 06/24/2025	HUF	108,170,000	447,940	0.56
			3,300,854	4.11
Indonesia (Cost $3,831,001)
Indonesia (Rep of) 11.000%, 11/15/2020	IDR	1,200,000,000	95,789	0.12
Indonesia (Rep of) 8.375%, 03/15/2024	IDR	4,752,000,000	338,846	0.42
Indonesia (Rep of) 8.375%, 09/15/2026	IDR	13,192,000,000	934,885	1.17
Indonesia (Rep of) 7.000%, 05/15/2027	IDR	1,503,000,000	94,452	0.12
Indonesia (Rep of) 9.000%, 03/15/2029	IDR	16,392,000,000	1,190,768	1.48
Indonesia (Rep of) 8.250%, 06/15/2032	IDR	1,145,000,000	77,385	0.10
Indonesia (Rep of) 6.625%, 05/15/2033	IDR	8,388,000,000	478,926	0.60
Indonesia (Rep of) 8.375%, 03/15/2034	IDR	405,000,000	27,592	0.03
Indonesia (Rep of) 8.250%, 05/15/2036	IDR	3,262,000,000	219,543	0.27
			3,458,186	4.31
Malaysia (Cost $4,758,771)
Malaysia (Rep of) 3.654%, 10/31/2019	MYR	1,764,000	409,355	0.51
Malaysia (Rep of) 3.492%, 03/31/2020	MYR	2,899,000	666,446	0.83
Malaysia (Rep of) 4.160%, 07/15/2021	MYR	913,000	214,222	0.27
Malaysia (Rep of) 4.048%, 09/30/2021	MYR	703,000	163,509	0.20
Malaysia (Rep of) 3.418%, 08/15/2022	MYR	261,000	58,471	0.07
Malaysia (Rep of) 3.795%, 09/30/2022	MYR	956,000	218,676	0.27
Malaysia (Rep of) 3.480%, 03/15/2023	MYR	477,000	106,528	0.13
Malaysia (Rep of) 4.181%, 07/15/2024	MYR	1,026,000	239,060	0.30

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Malaysia - (continued)
Malaysia (Rep of) 3.955%, 09/15/2025	MYR	1,667,000	$382,254	0.48
Malaysia (Rep of) 4.392%, 04/15/2026	MYR	832,000	195,684	0.24
Malaysia (Rep of) 4.498%, 04/15/2030	MYR	842,000	198,344	0.25
Malaysia (Rep of) 4.254%, 05/31/2035	MYR	685,000	154,578	0.19
Malaysia (Rep of) 4.935%, 09/30/2043	MYR	550,000	132,064	0.17
Malaysia Government Investment Issue 4.194%, 07/15/2022	MYR	1,020,000	236,956	0.30
Malaysia Government Investment Issue 3.990%, 10/15/2025	MYR	1,732,000	392,576	0.49
			3,768,723	4.70
Mexico (Cost $11,906,142)
Mexican Bonos 8.500%, 12/13/2018	MXN	20,960,000	1,407,211	1.75
Mexican Bonos 8.000%, 06/11/2020	MXN	25,390,000	1,716,225	2.14
Mexican Bonos 6.500%, 06/10/2021	MXN	22,600,000	1,441,292	1.79
Mexican Bonos 6.500%, 06/09/2022	MXN	6,590,000	417,380	0.52
Mexican Bonos 8.000%, 12/07/2023	MXN	25,600,000	1,764,064	2.20
Mexican Bonos 10.000%, 12/05/2024	MXN	16,740,000	1,297,235	1.62
Mexican Bonos 7.500%, 06/03/2027	MXN	16,240,000	1,083,285	1.35
Mexican Bonos 8.500%, 05/31/2029	MXN	5,410,000	390,567	0.49
Mexican Bonos 7.750%, 05/29/2031	MXN	8,500,000	578,566	0.72
Mexican Udibonos 2.000%, 06/09/2022(3)	MXN	1,610,000	503,069	0.63
Mexican Udibonos 4.000%, 11/15/2040(3)	MXN	1,850,000	634,928	0.79
Petroleos Mexicanos 7.190%, 09/12/2024	MXN	2,540,000	144,310	0.18
			11,378,132	14.18
Peru (Cost $1,278,903)
Peru (Rep of) 5.700%, 08/12/2024	PEN	880,000	248,021	0.31
Peru (Rep of) 8.200%, 08/12/2026	PEN	1,488,000	488,359	0.61
Peru (Rep of) 6.950%, 08/12/2031	PEN	1,123,000	329,256	0.41
			1,065,636	1.33
Philippines (Cost $659,160)
Philippines (Rep of) 4.950%, 01/15/2021	PHP	5,000,000	111,117	0.14
Philippines (Rep of) 3.900%, 11/26/2022	PHP	10,000,000	211,021	0.26
Philippines (Rep of) 6.250%, 01/14/2036	PHP	10,000,000	237,185	0.30
			559,323	0.70
Poland (Cost $3,874,006)
Poland (Rep of) 3.000%, 08/24/2016(3)	PLN	537,000	178,654	0.22
Poland (Rep of) 4.750%, 04/25/2017	PLN	653,000	176,772	0.22
Poland (Rep of) 3.250%, 07/25/2019	PLN	1,729,000	469,192	0.59
Poland (Rep of) 5.750%, 09/23/2022	PLN	4,133,000	1,293,692	1.61
Poland (Rep of) 2.750%, 08/25/2023(3)	PLN	324,000	103,799	0.13
Poland (Rep of) 4.000%, 10/25/2023	PLN	852,000	243,296	0.30
Poland (Rep of) 3.250%, 07/25/2025	PLN	3,910,000	1,062,676	1.33
			3,528,081	4.40
Russian Federation (Cost $4,406,251)
Russian Federal Bond - OFZ 6.900%, 08/03/2016	RUB	8,387,000	128,241	0.16
Russian Federal Bond - OFZ 7.400%, 06/14/2017	RUB	19,923,000	299,632	0.38
Russian Federal Bond - OFZ 6.200%, 01/31/2018	RUB	19,442,000	281,679	0.35
Russian Federal Bond - OFZ 7.500%, 03/15/2018	RUB	35,737,000	530,869	0.66
Russian Federal Bond - OFZ 7.500%, 02/27/2019	RUB	2,837,000	41,415	0.05
Russian Federal Bond - OFZ 6.700%, 05/15/2019	RUB	5,196,000	73,597	0.09
Russian Federal Bond - OFZ 6.800%, 12/11/2019	RUB	15,809,000	222,305	0.28
Russian Federal Bond - OFZ 6.400%, 05/27/2020	RUB	13,630,000	186,566	0.23
Russian Federal Bond - OFZ 7.600%, 04/14/2021	RUB	30,079,000	427,182	0.53

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Russian Federal Bond - OFZ 7.000%, 01/25/2023	RUB	13,910,000	$186,119	0.23
Russian Federal Bond - OFZ 7.000%, 08/16/2023	RUB	6,264,000	83,235	0.11
Russian Federal Bond - OFZ 8.150%, 02/03/2027	RUB	13,239,000	184,175	0.23
			2,645,015	3.30
South Africa (Cost $12,375,099)
South Africa (Rep of) 8.000%, 12/21/2018	ZAR	10,780,000	791,694	0.99
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	19,970,000	1,417,049	1.76
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	22,910,000	1,910,988	2.38
South Africa (Rep of) 8.000%, 01/31/2030	ZAR	6,990,000	475,214	0.59
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	26,020,000	1,593,652	1.99
South Africa (Rep of) 8.250%, 03/31/2032	ZAR	9,420,000	648,065	0.81
South Africa (Rep of) 6.250%, 03/31/2036	ZAR	9,250,000	500,465	0.62
South Africa (Rep of) 8.500%, 01/31/2037	ZAR	6,640,000	455,507	0.57
South Africa (Rep of) 6.500%, 02/28/2041	ZAR	4,940,000	267,864	0.33
South Africa (Rep of) 8.750%, 01/31/2044	ZAR	3,760,000	261,569	0.33
South Africa (Rep of) 8.750%, 02/28/2048	ZAR	17,180,000	1,196,231	1.49
Transnet SOC Ltd. 9.500%, 05/13/2021	ZAR	2,200,000	151,627	0.19
			9,669,925	12.05
Thailand (Cost $4,017,093)
Thailand (Rep of) 3.650%, 12/17/2021	THB	44,208,000	1,326,445	1.65
Thailand (Rep of) 3.625%, 06/16/2023	THB	17,542,000	525,962	0.65
Thailand (Rep of) 3.850%, 12/12/2025	THB	21,097,000	655,564	0.82
Thailand (Rep of) 1.250%, 03/12/2028(3)	THB	11,000,000	269,266	0.34
Thailand (Rep of) 4.675%, 06/29/2044	THB	29,005,000	982,746	1.22
			3,759,983	4.68
Turkey (Cost $9,519,489)
Turkey (Rep of) 10.700%, 02/24/2016	TRY	890,000	305,581	0.38
Turkey (Rep of) 8.200%, 07/13/2016	TRY	1,456,000	492,675	0.62
Turkey (Rep of) 8.300%, 06/20/2018	TRY	2,092,000	691,090	0.86
Turkey (Rep of) 10.400%, 03/27/2019	TRY	754,000	262,506	0.33
Turkey (Rep of) 9.500%, 01/12/2022	TRY	1,277,000	431,886	0.54
Turkey (Rep of) 3.000%, 02/23/2022(3)	TRY	1,837,000	828,860	1.03
Turkey (Rep of) 8.500%, 09/14/2022	TRY	1,125,000	360,800	0.45
Turkey (Rep of) 7.100%, 03/08/2023	TRY	3,365,000	1,001,859	1.25
Turkey (Rep of) 8.800%, 09/27/2023	TRY	2,490,000	812,235	1.01
Turkey (Rep of) 10.400%, 03/20/2024	TRY	864,000	307,619	0.38
Turkey (Rep of) 9.000%, 07/24/2024	TRY	2,134,000	700,500	0.87
Turkey (Rep of) 8.000%, 03/12/2025	TRY	2,960,000	918,845	1.15
			7,114,456	8.87
Uruguay (Cost $1,086,458)
Uruguay (Rep of) 4.250%, 04/05/2027(3)	UYU	1,929,000	109,585	0.13
Uruguay (Rep of) 4.375%, 12/15/2028(3)	UYU	7,500,000	311,573	0.39
Uruguay (Rep of) 3.700%, 06/26/2037(3)	UYU	3,970,000	192,685	0.24
			613,843	0.76
Total Debt Securities (Cost $72,561,248)			59,475,409	74.12

Total Investments in Securities (Cost $72,561,248)			$59,475,409	74.12

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Fully Funded Total Return Swaps

Indonesia (Cost $3,510,302)
Indonesia (Rep of), Issued by ANZ Banking Corp., 7.875%, 04/15/2019	IDR	1,456,000,000	$103,976	0.13
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2024	IDR	10,500,000,000	748,712	0.93
Indonesia (Rep of), Issued by ANZ Banking Corp., 7.000%, 05/15/2027	IDR	941,000,000	59,134	0.07
Indonesia (Rep of), Issued by ANZ Banking Corp., 10.500%, 08/15/2030	IDR	600,000,000	48,800	0.06
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2034	IDR	5,610,000,000	382,205	0.48
Indonesia (Rep of), Issued by Deutsche Bank, 8.375%, 03/15/2034	IDR	6,412,000,000	436,845	0.55
Indonesia (Rep of), Issued by HSBC, 10.500%, 08/15/2030	IDR	2,180,000,000	177,306	0.22
Indonesia (Rep of), Issued by HSBC, 8.250%, 06/15/2032	IDR	30,000,000	2,028	—
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2024	IDR	2,600,000,000	185,395	0.23
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/15/2027	IDR	6,009,000,000	377,618	0.47
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	1,064,000,000	86,538	0.11
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2034	IDR	1,166,000,000	79,439	0.10
Indonesia (Rep of), Issued by Standard Chartered, 8.250%, 05/15/2036	IDR	2,022,000,000	136,087	0.17
			2,824,083	3.52
Total Fully Funded Total Return Swaps (Cost $3,510,302)			2,824,083	3.52

Total Investments (Total Cost $76,071,550)			62,299,492	77.64

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			17,944,426	22.36

Net Assets			$80,243,918	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	Inflation-indexed bonds are shown at original par and stated coupon rate.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

At October 31, 2015, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/04/2015	Goldman Sachs	Brazilian Real	12,200,403	United States Dollar	3,016,952	$142,256
11/04/2015	HSBC Bank	Brazilian Real	3,789,172	United States Dollar	940,000	41,179
11/04/2015	JP Morgan	Brazilian Real	3,383,543	United States Dollar	870,000	6,144
11/04/2015	Santander	Brazilian Real	12,200,403	United States Dollar	3,007,692	151,515
11/04/2015	Citibank	United States Dollar	4,018,010	Brazilian Real	15,786,760	(69,860)
11/04/2015	Goldman Sachs	United States Dollar	4,018,010	Brazilian Real	15,786,760	(69,859)
11/27/2015	JP Morgan	Chilean Peso	323,031,000	United States Dollar	470,000	(4,113)
11/27/2015	Deutsche Bank	Romanian Leu	4,590,123	United States Dollar	1,142,731	(5,013)
11/27/2015	BNP Paribas	United States Dollar	250,109	Chilean Peso	173,182,836	338
11/30/2015	Barclays	Indonesian Rupiah	1,275,734,000	United States Dollar	87,800	4,344
11/30/2015	BNP Paribas	Indonesian Rupiah	1,603,804,000	United States Dollar	109,400	6,440
11/30/2015	BNP Paribas	Indonesian Rupiah	7,720,167,815	United States Dollar	556,810	804
11/30/2015	Deutsche Bank	Indonesian Rupiah	886,940,000	United States Dollar	61,000	3,062
11/30/2015	Goldman Sachs	Indonesian Rupiah	1,122,881,657	United States Dollar	77,254	3,850
11/30/2015	HSBC Bank	Indonesian Rupiah	2,474,006,500	United States Dollar	167,900	10,793
11/30/2015	UBS	Indonesian Rupiah	1,475,232,000	United States Dollar	101,600	4,953
11/30/2015	ANZ	Malaysian Ringgit	392,223	United States Dollar	93,833	(2,714)
11/30/2015	Barclays	Malaysian Ringgit	370,518	United States Dollar	88,800	(2,723)
11/30/2015	Barclays	Malaysian Ringgit	966,078	United States Dollar	229,200	(4,766)
11/30/2015	Citibank	Malaysian Ringgit	431,000	United States Dollar	100,000	128
11/30/2015	Deutsche Bank	Malaysian Ringgit	559,244	United States Dollar	132,000	(2,079)
11/30/2015	Merrill Lynch	Malaysian Ringgit	5,722,400	United States Dollar	1,350,419	(21,019)
11/30/2015	Standard Chartered	Malaysian Ringgit	1,234,662	United States Dollar	291,400	(4,570)
11/30/2015	Barclays	Polish Zloty	8,000,765	United States Dollar	2,065,809	2,545
11/30/2015	BNP Paribas	Russian Ruble	42,618,425	United States Dollar	680,452	(19,013)
11/30/2015	Barclays	Singapore Dollar	2,280,420	United States Dollar	1,609,898	16,267
11/30/2015	Citibank	Singapore Dollar	543,303	United States Dollar	390,618	(3,189)
11/30/2015	UBS	Singapore Dollar	625,700	United States Dollar	449,723	(3,537)
11/30/2015	Citibank	South African Rand	2,162,133	United States Dollar	160,000	(4,571)
11/30/2015	UBS	South African Rand	8,814,000	United States Dollar	650,000	(16,389)
11/30/2015	Deutsche Bank	Thai Baht	102,645,524	United States Dollar	2,804,523	78,212
11/30/2015	JP Morgan	Thai Baht	1,602,909	United States Dollar	44,550	467
11/30/2015	Merrill Lynch	Turkish Lira	621,715	United States Dollar	212,996	(1,618)
11/30/2015	BNP Paribas	United States Dollar	90,000	Indonesian Rupiah	1,243,800,000	163
11/30/2015	Standard Chartered	United States Dollar	182,155	Indonesian Rupiah	2,460,003,268	4,473
11/30/2015	Barclays	United States Dollar	38,096	Malaysian Ringgit	166,287	(535)
11/30/2015	BNP Paribas	United States Dollar	725,848	Singapore Dollar	985,520	23,075
11/30/2015	Citibank	United States Dollar	837,972	Singapore Dollar	1,168,440	4,759
11/30/2015	Merrill Lynch	United States Dollar	920,000	Singapore Dollar	1,294,900	(3,392)
11/30/2015	HSBC Bank	United States Dollar	1,085,895	South African Rand	15,143,349	(2,713)
11/30/2015	Merrill Lynch	United States Dollar	100,000	South African Rand	1,412,330	(1,528)
11/30/2015	Merrill Lynch	United States Dollar	670,000	South African Rand	9,443,181	(8,841)
11/30/2015	Barclays	United States Dollar	220,000	Thai Baht	7,851,800	(513)
11/30/2015	Deutsche Bank	United States Dollar	748,853	Turkish Lira	2,247,906	(15,419)
12/02/2015	BNP Paribas	Brazilian Real	380,532	United States Dollar	96,264	1,334
12/02/2015	Citibank	Brazilian Real	15,786,760	United States Dollar	3,977,215	71,726
12/02/2015	Goldman Sachs	Brazilian Real	15,786,760	United States Dollar	3,977,065	71,877
12/04/2015	Standard Chartered	Colombian Peso	469,505,220	United States Dollar	161,342	64
01/29/2016	JP Morgan	Colombian Peso	2,922,287,920	United States Dollar	992,119	4,619
01/29/2016	HSBC Bank	Hungarian Forint	299,577,014	United States Dollar	1,059,774	(507)
01/29/2016	Barclays	Malaysian Ringgit	4,872,300	United States Dollar	1,134,676	(4,920)
01/29/2016	UBS	Malaysian Ringgit	2,990,103	United States Dollar	695,696	(2,371)
01/29/2016	Standard Chartered	Peruvian Neuvo Sol	1,515,042	United States Dollar	455,857	(1,436)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
01/29/2016	ING	Polish Zloty	8,000,765	United States Dollar	2,065,127	$221
01/29/2016	Morgan Stanley	Polish Zloty	1,586,666	United States Dollar	409,420	168
01/29/2016	Citibank	Romanian Leu	4,590,123	United States Dollar	1,139,554	(1,808)
01/29/2016	Credit Suisse	Russian Ruble	19,723,358	United States Dollar	300,080	867
01/29/2016	HSBC Bank	Russian Ruble	42,618,425	United States Dollar	665,601	(15,312)
01/29/2016	Standard Chartered	South African Rand	421,425	United States Dollar	30,000	(41)
01/29/2016	Citibank	Thai Baht	595,888	United States Dollar	16,626	75
01/29/2016	HSBC Bank	Thai Baht	8,211,750	United States Dollar	229,507	643
01/29/2016	Deutsche Bank	United States Dollar	83,181	Chilean Peso	57,553,268	663
01/29/2016	Goldman Sachs	United States Dollar	1,756,876	Mexican Peso	29,170,812	2,372
01/29/2016	HSBC Bank	United States Dollar	1,752,401	Mexican Peso	29,170,812	(2,103)
01/29/2016	HSBC Bank	United States Dollar	170,583	Philippine Peso	7,909,920	2,358
01/29/2016	Merrill Lynch	United States Dollar	773,670	South African Rand	10,668,129	15,287
01/29/2016	Citibank	United States Dollar	170,000	Turkish Lira	508,913	(43)
02/16/2016	BNP Paribas	Chinese Offshore Yuan	13,836,325	United States Dollar	2,129,976	36,703
02/16/2016	BNP Paribas	Chinese Offshore Yuan	719,510	United States Dollar	110,000	2,671
02/16/2016	BNP Paribas	United States Dollar	2,190,000	Chinese Offshore Yuan	14,555,835	(89,350)
02/29/2016	HSBC Bank	Chinese Offshore Yuan	14,003,024	United States Dollar	2,154,477	36,343
02/29/2016	HSBC Bank	United States Dollar	2,120,000	Chinese Offshore Yuan	14,003,024	(70,820)
09/20/2016	HSBC Bank	United States Dollar	2,125,922	Chinese Offshore Yuan	14,003,024	(40,591)
09/22/2016	BNP Paribas	United States Dollar	2,099,276	Chinese Offshore Yuan	13,836,325	(41,254)
10/11/2016	BNP Paribas	United States Dollar	1,880,000	Chinese Offshore Yuan	12,346,900	(28,476)
03/06/2017	HSBC Bank	Chinese Offshore Yuan	5,017,910	United States Dollar	788,298	(18,906)
03/06/2017	HSBC Bank	Chinese Offshore Yuan	10,100,000	United States Dollar	1,584,687	(36,062)
03/06/2017	HSBC Bank	United States Dollar	1,810,000	Chinese Offshore Yuan	11,296,210	77,962
03/06/2017	HSBC Bank	United States Dollar	600,000	Chinese Offshore Yuan	3,821,700	14,022

Total						$223,768

At October 31, 2015, the Ashmore Emerging Markets Local Currency Bond Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gain/(Loss)	Counterparty
Brazil CETIP Interbank						Morgan
Deposit Rate	12.240%	BRL	2,032,076	01/04/2021	$(87,592)	Stanley
Brazil CETIP Interbank
Deposit Rate	12.370%	BRL	8,589,246	01/04/2021	(344,183)	HSBC
Brazil CETIP Interbank
Deposit Rate	15.372%	BRL	28,849,172	01/02/2017	(1,074)	BNP Paribas
Brazil CETIP Interbank
Deposit Rate	15.720%	BRL	9,850,360	01/02/2018	(2,698)	BNP Paribas
Brazil CETIP Interbank
Deposit Rate	15.264%	BRL	29,858,553	01/02/2017	(10,754)	BNP Paribas
	Brazil CETIP Interbank
13.420%	Deposit Rate	BRL	2,183,665	01/04/2021	58,240	BNP Paribas
	Brazil CETIP Interbank
13.560%	Deposit Rate	BRL	1,211,335	01/04/2021	30,348	HSBC
						Barclays
MYR-KLIBOR-BNM 3 Month	3.725%	MYR	1,300,000	04/09/2023	(14,169)	Capital
						Barclays
MYR-KLIBOR-BNM 3 Month	3.795%	MYR	4,200,000	06/03/2018	(5,822)	Capital
						Barclays
MYR-KLIBOR-BNM 3 Month	4.353%	MYR	1,500,000	06/19/2025	$(6,093)	Capital
						Barclays
MYR-KLIBOR-BNM 3 Month	4.340%	MYR	1,548,000	07/01/2025	(6,775)	Capital

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gain/(Loss)	Counterparty
WIBOR Poland 6 Month	1.955%	PLN	6,400,000	09/24/2020	13,769	BNP Paribas
WIBOR Poland 6 Month	2.040%	PLN	1,050,000	08/18/2020	3,432	Deutsche Bank

					(373,371)

At October 31, 2015, the Ashmore Emerging Markets Local Currency Bond Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Variation Margin Receivable (Payable)	Counterparty

Budapest Interbank
6 Month Rate	1.820%	HUF	91,600,000	10/07/2020	$ 528	HSBC
Budapest Interbank
6 Month Rate	1.795%	HUF	93,000,000	10/09/2020	111	HSBC
MXN-TIIE-BANXICO 28 Day Rate	6.177%	MXN	16,540,000	10/03/2025	(8,125)	Deutsche Bank
WIBOR Poland 6 Month Rate	1.820%	PLN	1,700,000	10/07/2020	732	HSBC
WIBOR Poland 6 Month	2.290%	PLN	690,000	11/03/2025	50	Morgan Stanley

					$(6,704)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2015:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$ —	$295,936	$ —	$295,936
Financial Certificates	—	236,956	—	236,956
Government Bonds	—	55,810,098	—	55,810,098
Index Linked Government Bonds	—	3,132,419	—	3,132,419

Total Debt Securities	—	59,475,409	—	59,475,409
Fully Funded Total Return Swaps	—	2,824,083	—	2,824,083
Total Investments	$ —	$62,299,492	$ —	$62,299,492

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$ —	$845,742	$ —	$845,742
Interest Rate Swap Contracts	—	105,789	—	105,789
Centrally Cleared Swap Contracts	—	1,421	—	1,421
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(621,974)	—	(621,974)
Interest Rate Swap Contracts	—	(479,160)	—	(479,160)
Centrally Cleared Swap Contracts	—	(8,125)	—	(8,125)
Total Other Financial Instruments	$ —	$(156,307)	$ —	$(156,307)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2014.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2015:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Interest Rate
Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$105,789
Variation Margin receivable on Centrally Cleared Swap Contracts	—	1,421
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	845,742	—
	$845,742	$107,210

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$—	$(479,160)
Variation Margin Payable on Centrally Cleared Swap Contracts	—	(8,125)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(621,974)	—
	$(621,974)	$(487,285)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2015:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(1,630,750)	$—
Net Realized Loss on Interest Rate Swap Contracts	—	(356,247)
	$(1,630,750)	$(356,247)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$119,718	$—
Net Change in Unrealized Depreciation on Interest Rate and Centrally Cleared Swap Contracts	—	(568,684)
	$119,718	$(568,684)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

At October 31, 2015, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$76,422,692
Gross tax appreciation of investments	139,585
Gross tax depreciation of investments	(14,262,785)
Net tax depreciation of investments	$(14,123,200)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $37,533)
Argentina (Rep of) 8.750%, 06/02/2017(2)		1,009	$1,102	0.02
Argentina (Rep of) 8.280%, 12/31/2033(2)		9,614	10,509	0.19
Argentina (Rep of), FRN 2.500%, 12/31/2038(2)		55,232	34,832	0.64
			46,443	0.85
Azerbaijan (Cost $51,256)
State Oil Co. of the Azerbaijan Republic 5.450%, 02/09/2017		50,000	50,875	0.93
			50,875	0.93
Belarus (Cost $115,832)
Belarus (Rep of) 8.950%, 01/26/2018		130,000	133,999	2.44
			133,999	2.44
Bolivia (Cost $59,568)
Bolivian (Rep of) 4.875%, 10/29/2022		60,000	60,225	1.10
			60,225	1.10
Brazil (Cost $462,210)
Brazil (Fed Rep of) 4.875%, 01/22/2021		50,000	49,175	0.90
Brazil (Fed Rep of) 4.250%, 01/07/2025		56,000	49,630	0.90
Brazil (Fed Rep of) 8.250%, 01/20/2034		9,000	9,607	0.17
Brazil (Fed Rep of) 7.125%, 01/20/2037		32,000	31,120	0.57
Petrobras Global Finance B.V. 7.875%, 03/15/2019		10,000	9,475	0.17
Petrobras Global Finance B.V. 5.750%, 01/20/2020		10,000	8,535	0.15
Petrobras Global Finance B.V. 5.375%, 01/27/2021		20,000	16,275	0.30
Petrobras Global Finance B.V. 6.250%, 03/17/2024		19,000	15,218	0.28
Petrobras Global Finance B.V. 6.875%, 01/20/2040		25,000	18,000	0.33
Petrobras Global Finance B.V. 6.850%, 06/05/2115		4,000	2,745	0.05
QGOG Atlantic/Alaskan Rigs Ltd. 5.250%, 07/30/2018		90,420	62,390	1.14
QGOG Constellation S.A. 6.250%, 11/09/2019		200,000	100,000	1.82
			372,170	6.78
Chile (Cost $71,946)
Empresa Nacional del Petroleo 5.250%, 08/10/2020		70,000	74,916	1.36
			74,916	1.36
China (Cost $105,608)
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		100,000	105,245	1.92
			105,245	1.92
Colombia (Cost $264,685)
Colombia (Rep of) 11.750%, 02/25/2020		50,000	66,500	1.21
Colombia (Rep of) 8.125%, 05/21/2024		20,000	24,730	0.45
Colombia (Rep of) 6.125%, 01/18/2041		100,000	102,750	1.87
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	34,000,000	10,328	0.19
Pacific Exploration and Production Corp. 7.250%, 12/12/2021		100,000	41,000	0.75
			245,308	4.47
Costa Rica (Cost $58,383)
Costa Rica (Rep of) 4.375%, 04/30/2025		60,000	51,900	0.94
			51,900	0.94
Croatia (Cost $132,378)
Croatia (Rep of) 6.625%, 07/14/2020		120,000	130,422	2.37
			130,422	2.37

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Dominican Republic (Cost $61,266)
Dominican (Rep of) 5.875%, 04/18/2024		60,000	$61,050	1.11
			61,050	1.11
Ecuador (Cost $99,919)
Ecuador (Rep of) 9.375%, 12/15/2015		100,000	98,500	1.79
			98,500	1.79
Egypt (Cost $37,465)
Egypt (Rep of) 5.750%, 04/29/2020		40,000	41,076	0.75
			41,076	0.75
El Salvador (Cost $30,520)
El Salvador (Rep of) 5.875%, 01/30/2025		30,000	26,625	0.48
			26,625	0.48
Georgia (Cost $31,664)
Georgian Railway JSC 7.750%, 07/11/2022		30,000	31,341	0.57
			31,341	0.57
Hungary (Cost $210,491)
Hungary (Rep of) 4.125%, 02/19/2018		28,000	29,316	0.54
Hungary (Rep of) 6.250%, 01/29/2020		30,000	33,867	0.62
Hungary (Rep of) 5.375%, 02/21/2023(3)		50,000	55,006	1.00
Hungary (Rep of) 5.750%, 11/22/2023		40,000	45,050	0.82
Hungary (Rep of) 5.375%, 03/25/2024		18,000	19,890	0.36
Hungary (Rep of) 7.625%, 03/29/2041		38,000	51,819	0.94
			234,948	4.28
Indonesia (Cost $238,810)
Indonesia (Rep of) 6.875%, 01/17/2018		30,000	33,147	0.60
Indonesia (Rep of) 5.875%, 03/13/2020		160,000	178,054	3.24
Indonesia (Rep of) 7.750%, 01/17/2038		30,000	37,135	0.68
			248,336	4.52
Iraq (Cost $58,035)
Iraq (Rep of) 5.800%, 01/15/2028		70,000	51,275	0.93
			51,275	0.93
Ivory Coast (Cost $113,844)
Ivory Coast (Rep of), FRN 5.750%, 12/31/2032		130,000	115,700	2.11
			115,700	2.11
Kazakhstan (Cost $217,928)
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/2042		57,000	46,983	0.86
Kazkommertsbank JSC 5.500%, 12/21/2022		9,784	7,003	0.13
KazMunayGas National Co. JSC 7.000%, 05/05/2020		70,000	72,771	1.32
KazMunayGas National Co. JSC 4.400%, 04/30/2023		70,000	61,600	1.12
			188,357	3.43
Latvia (Cost $28,940)
Latvia (Rep of) 2.750%, 01/12/2020		30,000	30,509	0.56
			30,509	0.56
Lebanon (Cost $136,155)
Lebanon (Rep of) 5.150%, 11/12/2018		10,000	10,009	0.18
Lebanon (Rep of) 5.450%, 11/28/2019		10,000	9,882	0.18
Lebanon (Rep of) 6.375%, 03/09/2020		10,000	10,187	0.19
Lebanon (Rep of) 8.250%, 04/12/2021		14,000	15,403	0.28
Lebanon (Rep of) 6.100%, 10/04/2022		41,000	40,754	0.74
Lebanon (Rep of) 6.000%, 01/27/2023		10,000	9,890	0.18
Lebanon (Rep of) 6.600%, 11/27/2026		40,000	40,050	0.73
			136,175	2.48

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Lithuania (Cost $118,574)
Lithuania (Rep of) 7.375%, 02/11/2020		100,000	$120,085	2.19
			120,085	2.19
Malaysia (Cost $66,053)
Petronas Capital Ltd. 7.875%, 05/22/2022		50,000	62,094	1.13
			62,094	1.13
Mexico (Cost $421,162)
Cemex Finance LLC 9.375%, 10/12/2022(3)		200,000	217,500	3.96
Empresas ICA S.A.B. de C.V. 8.900%, 02/04/2021		15,000	4,163	0.08
Mexico (Rep of) 6.750%, 09/27/2034		39,000	47,970	0.87
Mexico (Rep of) 4.750%, 03/08/2044		22,000	20,900	0.38
Mexico (Rep of) 5.550%, 01/21/2045		20,000	21,200	0.39
Mexico (Rep of) 5.750%, 10/12/2110		16,000	15,640	0.28
Petroleos Mexicanos 6.000%, 03/05/2020		10,000	10,859	0.20
Petroleos Mexicanos 6.500%, 06/02/2041		16,000	15,357	0.28
Petroleos Mexicanos 5.500%, 06/27/2044		15,000	12,783	0.23
Petroleos Mexicanos 5.625%, 01/23/2046		21,000	18,108	0.33
			384,480	7.00
Morocco (Cost $46,705)
Morocco (Rep of) 4.250%, 12/11/2022		50,000	50,350	0.92
			50,350	0.92
Pakistan (Cost $103,786)
Pakistan (Rep of) 6.875%, 06/01/2017		100,000	103,533	1.88
			103,533	1.88
Panama (Cost $67,952)
Panama (Rep of) 8.875%, 09/30/2027		25,000	35,312	0.64
Panama (Rep of) 9.375%, 04/01/2029		10,000	14,713	0.27
Panama (Rep of) 6.700%, 01/26/2036		15,000	18,563	0.34
			68,588	1.25
Peru (Cost $108,236)
Peru (Rep of) 8.750%, 11/21/2033		44,000	64,240	1.17
Peru (Rep of) 5.625%, 11/18/2050		29,000	31,320	0.57
			95,560	1.74
Philippines (Cost $158,225)
Philippines (Rep of) 4.000%, 01/15/2021		50,000	54,520	0.99
Philippines (Rep of) 10.625%, 03/16/2025		15,000	23,961	0.44
Philippines (Rep of) 9.500%, 02/02/2030		54,000	87,031	1.58
			165,512	3.01
Poland (Cost $31,505)
Poland (Rep of) 5.000%, 03/23/2022		20,000	22,527	0.41
Poland (Rep of) 3.000%, 03/17/2023		10,000	10,104	0.18
			32,631	0.59
Romania (Cost $99,647)
Romania (Rep of) 6.750%, 02/07/2022		40,000	47,680	0.87
Romania (Rep of) 4.375%, 08/22/2023		50,000	52,614	0.96
Romania (Rep of) 6.125%, 01/22/2044		4,000	4,734	0.08
			105,028	1.91
Russian Federation (Cost $216,262)
CEDC Finance Corp. International, Inc., FRN 10.000%, 04/30/2018		10,000	9,075	0.17
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017(3)		100,000	101,266	1.84

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		100,000	$102,032	1.86
			212,373	3.87
Senegal (Cost $32,274)
Senegal (Rep of) 8.750%, 05/13/2021		30,000	32,220	0.59
			32,220	0.59
Serbia (Cost $52,305)
Serbia (Rep of) 7.250%, 09/28/2021		50,000	57,145	1.04
			57,145	1.04
South Africa (Cost $84,249)
South Africa (Rep of) 5.500%, 03/09/2020		80,000	86,000	1.57
			86,000	1.57
Sri Lanka (Cost $40,278)
Bank of Ceylon 6.875%, 05/03/2017		40,000	41,000	0.75
			41,000	0.75
Turkey (Cost $174,559)
Turkey (Rep of) 6.750%, 04/03/2018		50,000	54,375	0.99
Turkey (Rep of) 5.625%, 03/30/2021		40,000	43,000	0.78
Turkey (Rep of) 6.750%, 05/30/2040		30,000	34,200	0.62
Turkey (Rep of) 6.000%, 01/14/2041		40,000	42,048	0.77
			173,623	3.16
Ukraine (Cost $331,498)
MHP S.A. 8.250%, 04/02/2020		200,000	172,560	3.14
Ukraine (Rep of) 7.950%, 02/23/2021		200,000	153,993	2.81
			326,553	5.95
United Arab Emirates (Cost $106,274)
DP World Ltd. 6.850%, 07/02/2037		100,000	105,625	1.92
			105,625	1.92
Uruguay (Cost $87,926)
Uruguay (Rep of) 4.500%, 08/14/2024		12,503	13,003	0.23
Uruguay (Rep of) 7.875%, 01/15/2033		22,000	28,050	0.51
Uruguay (Rep of) 7.625%, 03/21/2036		16,000	20,240	0.37
Uruguay (Rep of) 4.125%, 11/20/2045		10,774	8,781	0.16
Uruguay (Rep of) 5.100%, 06/18/2050		9,000	8,077	0.15
			78,151	1.42
Venezuela (Cost $424,110)
Petroleos de Venezuela S.A. 5.125%, 10/28/2016		19,638	14,748	0.27
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		10,000	5,625	0.10
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		55,867	33,934	0.62
Petroleos de Venezuela S.A. 9.000%, 11/17/2021		26,046	10,752	0.19
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		15,000	7,462	0.14
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		12,000	4,170	0.08
Petroleos de Venezuela S.A. 9.750%, 05/17/2035		53,000	21,995	0.40
Venezuela (Rep of) 5.750%, 02/26/2016		20,000	18,200	0.33
Venezuela (Rep of) 7.750%, 10/13/2019		20,000	7,900	0.14
Venezuela (Rep of) 6.000%, 12/09/2020		10,000	3,775	0.07
Venezuela (Rep of) 12.750%, 08/23/2022		32,000	15,200	0.28
Venezuela (Rep of) 9.000%, 05/07/2023		21,000	8,242	0.15
Venezuela (Rep of) 8.250%, 10/13/2024		25,000	9,500	0.17
Venezuela (Rep of) 7.650%, 04/21/2025		6,000	2,265	0.04
Venezuela (Rep of) 11.750%, 10/21/2026		95,500	42,259	0.77
Venezuela (Rep of) 9.250%, 09/15/2027		21,000	9,187	0.17
Venezuela (Rep of) 9.250%, 05/07/2028		15,000	5,888	0.11

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Venezuela - (continued)
Venezuela (Rep of) 11.950%, 08/05/2031		114,100	$51,345	0.93
			272,447	4.96
Vietnam (Cost $53,054)
Vietnam (Rep of) 6.750%, 01/29/2020		50,000	55,389	1.01
			55,389	1.01
Total Debt Securities (Cost $5,449,070)			5,163,782	94.03

Total Investments (Total Cost $5,449,070)			5,163,782	94.03

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			327,914	5.97

Net Assets			$5,491,696	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Issuer has defaulted on terms of debt obligation.
(3)	All or a portion of security is held as collateral for Reverse Repurchase Agreements.

Percentages shown are based on net assets.

At October 31, 2015, theAshmore Emerging Markets Debt Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
01/29/2016	Goldman Sachs	Mexican Peso	19,129	United States Dollar	1,152	$(2)
01/29/2016	HSBC Bank	Mexican Peso	19,129	United States Dollar	1,149	1
01/29/2016	JP Morgan	United States Dollar	11,241	Colombian Peso	33,109,819	(52)

Total						$(53)

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Debt Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2015:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$—	$1,687,919	$—	$1,687,919
Government Agencies	—	30,891	—	30,891
Government Bonds	—	3,444,972	—	3,444,972
Total Investments	$—	$5,163,782	$—	$5,163,782

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$1	$—	$1
Liablities:
Forward Foreign Currency Exchange Contracts	—	(54)	—	(54)
Total Other Financial Instruments	$—	$(53)	$—	$(53)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2014.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2015:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 1

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(54)

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2015:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 41,082

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (3,915)

*	See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2015, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$5,515,521
Gross tax appreciation of investments	104,004
Gross tax depreciation of investments	(455,743)
Net tax depreciation of investments	$(351,739)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $736,874)
Puma International Financing S.A. 6.750%, 02/01/2021		720,000	$728,323	0.14
			728,323	0.14
Argentina (Cost $2,294,281)
Argentina (Rep of) 8.750%, 06/02/2017(2)		92,040	100,554	0.02
Argentina (Rep of) 8.280%, 12/31/2033(2)		367,133	396,482	0.07
Argentina (Rep of), FRN 2.500%, 12/31/2038(2)		2,927,446	1,846,194	0.34
Argentine (Rep of) 8.280%, 12/31/2033(2)		267,789	297,246	0.06
			2,640,476	0.49
Azerbaijan (Cost $3,941,798)
Azerbaijan (Rep of) 4.750%, 03/18/2024		520,000	498,394	0.09
State Oil Co. of the Azerbaijan Republic 5.450%, 02/09/2017		810,000	824,175	0.16
State Oil Co. of the Azerbaijan Republic 4.750%, 03/13/2023		1,480,000	1,277,119	0.24
State Oil Co. of the Azerbaijan Republic 6.950%, 03/18/2030		1,040,000	974,480	0.18
			3,574,168	0.67
Bangladesh (Cost $733,628)
Banglalink Digital Communications Ltd. 8.625%, 05/06/2019		730,000	751,900	0.14
			751,900	0.14
Barbados (Cost $1,955,131)
Columbus International, Inc. 7.375%, 03/30/2021		1,450,000	1,508,000	0.28
Sagicor Finance 2015 Ltd. 8.875%, 08/11/2022		400,000	426,000	0.08
			1,934,000	0.36
Belarus (Cost $4,227,673)
Belarus (Rep of) 8.950%, 01/26/2018		4,530,000	4,669,343	0.87
			4,669,343	0.87
Bolivia (Cost $1,802,157)
Bolivian (Rep of) 4.875%, 10/29/2022		880,000	883,300	0.16
Bolivian (Rep of) 5.950%, 08/22/2023		860,000	916,760	0.17
			1,800,060	0.33
Brazil (Cost $52,811,787)
Banco Nacional de Desenvolvimento Economico e Social 6.500%, 06/10/2019		1,890,000	1,890,000	0.35
Banco Nacional de Desenvolvimento Economico e Social 5.500%, 07/12/2020		80,000	75,200	0.01
Banco Nacional de Desenvolvimento Economico e Social 5.750%, 09/26/2023		200,000	177,000	0.03
Brazil (Rep of) 4.875%, 01/22/2021		522,000	513,387	0.10
Brazil (Rep of) 2.625%, 01/05/2023		680,000	561,680	0.11
Brazil (Rep of) 8.875%, 04/15/2024		220,000	263,450	0.05
Brazil (Rep of) 4.250%, 01/07/2025		1,591,000	1,410,024	0.26
Brazil (Rep of) 8.250%, 01/20/2034		316,000	337,330	0.06
Brazil (Rep of) 7.125%, 01/20/2037		1,071,000	1,041,547	0.19
Brazil (Rep of) 5.625%, 01/07/2041		198,000	161,865	0.03
Brazil (Rep of) 5.000%, 01/27/2045		585,000	438,750	0.08
Brazil Letras do Tesouro Nacional 0.000%, 01/01/2018(3)	BRL	74,157,000	14,017,770	2.61
Brazil Letras do Tesouro Nacional 0.000%, 07/01/2018(3)	BRL	37,286,000	6,538,022	1.22
Brazil Letras do Tesouro Nacional 0.000%, 01/01/2019(3)	BRL	7,100,000	1,155,294	0.22

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Brazil - (continued)
Cosan Luxembourg S.A. 9.500%, 03/14/2018	BRL	1,600,000	$337,877	0.06
Marfrig Holdings Europe B.V. 8.375%, 05/09/2018		1,750,000	1,710,625	0.32
Marfrig Holdings Europe B.V. 6.875%, 06/24/2019		1,180,000	1,076,750	0.20
Marfrig Overseas Ltd. 9.500%, 05/04/2020		860,000	860,000	0.16
Minerva Luxembourg S.A. 12.250%, 02/10/2022		1,400,000	1,512,000	0.28
Odebrecht Drilling Norbe VIII/IX Ltd. 6.350%, 06/30/2021		852,800	417,872	0.08
Oi S.A. 9.750%, 09/15/2016	BRL	300,000	68,455	0.01
Oi S.A. 5.750%, 02/10/2022		600,000	372,000	0.07
Petrobras Global Finance B.V. 5.875%, 03/01/2018		24,000	22,673	0.01
Petrobras Global Finance B.V. 3.000%, 01/15/2019		400,000	331,500	0.06
Petrobras Global Finance B.V. 7.875%, 03/15/2019		340,000	322,150	0.06
Petrobras Global Finance B.V. 5.750%, 01/20/2020		1,315,000	1,122,287	0.21
Petrobras Global Finance B.V. 5.375%, 01/27/2021		2,050,000	1,668,188	0.31
Petrobras Global Finance B.V. 6.250%, 03/17/2024		1,791,000	1,434,501	0.27
Petrobras Global Finance B.V. 6.875%, 01/20/2040		3,070,000	2,210,400	0.41
Petrobras Global Finance B.V. 6.850%, 06/05/2115		440,000	301,928	0.06
QGOG Atlantic/Alaskan Rigs Ltd. 5.250%, 07/30/2018		1,873,955	1,293,029	0.24
QGOG Constellation S.A. 6.250%, 11/09/2019		2,600,000	1,300,000	0.24
			44,943,554	8.37
Chile (Cost $5,817,472)
Banco del Estado de Chile 4.125%, 10/07/2020		330,000	346,759	0.06
Banco del Estado de Chile 3.875%, 02/08/2022		160,000	162,923	0.03
Bonos de la Tesoreria de la Republica en pesos 6.000%, 01/01/2020	CLP	50,000,000	77,274	0.01
Chile (Rep of) 5.500%, 08/05/2020	CLP	280,000,000	419,864	0.08
Chile (Rep of) 3.250%, 09/14/2021		390,000	407,550	0.08
Corp. Nacional del Cobre de Chile 3.750%, 11/04/2020		700,000	713,183	0.13
Corp. Nacional del Cobre de Chile 3.875%, 11/03/2021		630,000	636,578	0.12
Corp. Nacional del Cobre de Chile 4.875%, 11/04/2044		700,000	623,004	0.12
Empresa Nacional del Petroleo 5.250%, 08/10/2020		694,000	742,737	0.14
VTR Finance B.V. 6.875%, 01/15/2024		1,300,000	1,257,750	0.23
			5,387,622	1.00
China (Cost $22,708,486)
Amber Circle Funding Ltd. 3.250%, 12/04/2022		572,000	569,346	0.11
Central China Real Estate Ltd. 8.000%, 01/28/2020		320,000	321,679	0.06
China SCE Property Holdings Ltd. 11.500%, 11/14/2017		1,800,000	1,908,000	0.35
CIFI Holdings Group Co. Ltd. 12.250%, 04/15/2018		816,000	892,737	0.17
Emerald Plantation Holdings Ltd. 6.000%, (100% Cash), 01/30/2020(4)		177,901	152,105	0.03
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016(4)		1,975,424	1,050,531	0.20
Kaisa Group Holdings Ltd. 8.875%, 03/19/2018(2)		2,345,000	1,477,350	0.27
Kaisa Group Holdings Ltd. 9.000%, 06/06/2019		550,000	341,000	0.06
Kaisa Group Holdings Ltd. 10.250%, 01/08/2020		1,285,000	809,550	0.15
KWG Property Holding Ltd. 8.975%, 01/14/2019		700,000	742,211	0.14
MIE Holdings Corp. 6.875%, 02/06/2018		595,000	360,351	0.07
MIE Holdings Corp. 7.500%, 04/25/2019		2,330,000	1,357,188	0.25
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		3,962,000	4,169,795	0.78
Sinochem Overseas Capital Co. Ltd. 6.300%, 11/12/2040		1,220,000	1,460,791	0.27
Sino-Forest Corp. 5.000%, 08/01/2013(5)		276,000	—	—
Sino-Forest Corp. 10.250%, 07/28/2014(5)		256,000	—	—
Sino-Forest Corp. 4.250%, 12/15/2016(5)		704,000	—	—
Sino-Forest Corp. 6.250%, 10/21/2017(5)		628,000	—	—
Sunac China Holdings Ltd. 9.375%, 04/05/2018		1,455,000	1,542,300	0.29

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
China - (continued)
Times Property Holdings Ltd. 12.625%, 03/21/2019		915,000	$1,017,009	0.19
Trillion Chance Ltd. 8.500%, 01/10/2019		730,000	746,429	0.14
Yingde Gases Investment Ltd. 8.125%, 04/22/2018		750,000	701,250	0.13
Yuzhou Properties Co. Ltd. 8.625%, 01/24/2019		1,150,000	1,200,361	0.22
			20,819,983	3.88
Colombia (Cost $34,639,871)
Colombia (Rep of) 7.375%, 03/18/2019		1,650,000	1,887,600	0.35
Colombia (Rep of) 11.750%, 02/25/2020		495,000	658,350	0.12
Colombia (Rep of) 4.000%, 02/26/2024		530,000	520,195	0.10
Colombia (Rep of) 8.125%, 05/21/2024		488,000	603,412	0.11
Colombia (Rep of) 9.850%, 06/28/2027	COP	546,000,000	219,474	0.04
Colombia (Rep of) 7.375%, 09/18/2037		2,855,000	3,311,800	0.62
Colombia (Rep of) 6.125%, 01/18/2041		1,782,000	1,831,005	0.34
Colombia (Rep of) 5.625%, 02/26/2044		1,770,000	1,712,475	0.32
Colombia (Rep of) 5.000%, 06/15/2045		1,117,000	991,337	0.19
Colombian TES 7.250%, 06/15/2016	COP	2,277,500,000	794,082	0.15
Colombian TES 7.000%, 09/11/2019	COP	2,634,700,000	911,892	0.17
Colombian TES 10.000%, 07/24/2024	COP	7,539,900,000	2,957,057	0.55
Colombian TES 7.500%, 08/26/2026	COP	3,421,700,000	1,138,903	0.21
Colombian TES 6.000%, 04/28/2028	COP	8,858,600,000	2,527,939	0.47
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	1,416,000,000	430,128	0.08
Millicom International Cellular S.A. 4.750%, 05/22/2020		330,000	290,400	0.05
Millicom International Cellular S.A. 6.625%, 10/15/2021		800,000	700,000	0.13
Millicom International Cellular S.A. 6.000%, 03/15/2025		700,000	575,750	0.11
Pacific Exploration and Production Corp. 5.375%, 01/26/2019		1,300,000	565,500	0.11
Pacific Exploration and Production Corp. 7.250%, 12/12/2021		2,500,000	1,025,000	0.19
Pacific Exploration and Production Corp. 5.125%, 03/28/2023		1,360,000	496,400	0.09
Pacific Exploration and Production Corp. 5.625%, 01/19/2025		5,587,000	2,095,125	0.39
			26,243,824	4.89
Costa Rica (Cost $3,579,513)
Costa Rica (Rep of) 4.250%, 01/26/2023		2,037,000	1,833,300	0.34
Costa Rica (Rep of) 4.375%, 04/30/2025		450,000	389,250	0.07
Costa Rica (Rep of) 5.625%, 04/30/2043		660,000	503,250	0.10
Instituto Costarricense de Electricidad 6.950%, 11/10/2021		200,000	204,000	0.04
Instituto Costarricense de Electricidad 6.375%, 05/15/2043		500,000	385,625	0.07
			3,315,425	0.62
Croatia (Cost $5,077,193)
Croatia (Rep of) 6.250%, 04/27/2017		580,000	607,005	0.12
Croatia (Rep of) 6.750%, 11/05/2019		950,000	1,033,423	0.19
Croatia (Rep of) 6.625%, 07/14/2020		2,485,000	2,700,822	0.50
Croatia (Rep of) 6.375%, 03/24/2021		659,000	709,249	0.13
			5,050,499	0.94
Czech Republic (Cost $1,861,375)
New World Resources N.V. 8.000%, 04/07/2020(4)	EUR	1,579,781	660,138	0.12

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Czech Republic - (continued)
New World Resources N.V. 4.000%, 10/07/2020(4)	EUR	574,012	$63,121	0.01
			723,259	0.13
Dominican Republic (Cost $8,865,264)
Aeropuertos Dominicanos Siglo XXI S.A., FRN 9.750%, 11/13/2019		1,230,000	1,231,537	0.23
Dominican (Rep of) 7.500%, 05/06/2021		1,623,000	1,765,012	0.33
Dominican (Rep of) 6.600%, 01/28/2024		640,000	680,000	0.13
Dominican (Rep of) 5.875%, 04/18/2024		2,369,000	2,410,458	0.45
Dominican (Rep of) 5.500%, 01/27/2025		1,010,000	997,375	0.19
Dominican (Rep of) 7.450%, 04/30/2044		620,000	654,100	0.12
Dominican (Rep of) 6.850%, 01/27/2045		940,000	937,650	0.17
			8,676,132	1.62
Ecuador (Cost $13,984,520)
Ecuador (Rep of) 9.375%, 12/15/2015		1,959,000	1,929,615	0.36
Ecuador (Rep of) 10.500%, 03/24/2020		4,030,000	3,344,900	0.62
Ecuador (Rep of) 7.950%, 06/20/2024		3,562,000	2,707,120	0.51
EP PetroEcuador via Noble Sovereign Funding I Ltd., FRN 5.957%, 09/24/2019		5,062,737	4,024,876	0.75
			12,006,511	2.24
Egypt (Cost $1,879,326)
Egypt (Rep of) 5.750%, 04/29/2020		812,000	833,843	0.16
Egypt (Rep of) 5.875%, 06/11/2025		510,000	476,850	0.09
Egypt (Rep of) 6.875%, 04/30/2040		505,000	452,480	0.08
			1,763,173	0.33
El Salvador (Cost $3,304,925)
El Salvador (Rep of) 7.375%, 12/01/2019		760,000	778,050	0.14
El Salvador (Rep of) 5.875%, 01/30/2025		910,000	807,625	0.15
El Salvador (Rep of) 6.375%, 01/18/2027		270,000	240,975	0.04
El Salvador (Rep of) 8.250%, 04/10/2032		465,000	463,256	0.09
El Salvador (Rep of) 7.650%, 06/15/2035		150,000	135,938	0.03
El Salvador (Rep of) 7.625%, 02/01/2041		610,000	547,475	0.10
			2,973,319	0.55
Ethiopia (Cost $1,343,856)
Federal Democratic Republic of Ethiopia 6.625%, 12/11/2024		1,360,000	1,261,400	0.23
			1,261,400	0.23
Gabon (Cost $3,828,483)
Gabon (Rep of) 6.375%, 12/12/2024		3,780,700	3,251,402	0.61
			3,251,402	0.61
Georgia (Cost $1,356,461)
Georgia (Rep of) 6.875%, 04/12/2021		340,000	362,695	0.07
Georgian Railway JSC 7.750%, 07/11/2022		900,000	940,237	0.17
			1,302,932	0.24
Guatemala (Cost $2,775,293)
Comcel Trust via Comunicaciones Celulares S.A. 6.875%, 02/06/2024		1,475,000	1,176,312	0.22
Guatemala (Rep of) 4.875%, 02/13/2028		1,157,000	1,128,075	0.21
			2,304,387	0.43
Hong Kong (Cost $527,015)
CFG Investment S.A.C. 9.750%, 07/30/2019		566,000	323,186	0.06
			323,186	0.06
Hungary (Cost $15,768,364)
Hungary (Rep of) 4.125%, 02/19/2018		1,258,000	1,317,139	0.25

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Hungary - (continued)
Hungary (Rep of) 6.500%, 06/24/2019	HUF	139,140,000	$563,998	0.11
Hungary (Rep of) 6.250%, 01/29/2020		910,000	1,027,308	0.19
Hungary (Rep of) 3.500%, 06/24/2020	HUF	60,230,000	222,847	0.04
Hungary (Rep of) 7.500%, 11/12/2020	HUF	104,950,000	456,094	0.08
Hungary (Rep of) 7.000%, 06/24/2022	HUF	88,640,000	385,024	0.07
Hungary (Rep of) 5.375%, 02/21/2023		2,140,000	2,354,257	0.44
Hungary (Rep of) 5.750%, 11/22/2023		2,774,000	3,124,217	0.58
Hungary (Rep of) 6.000%, 11/24/2023	HUF	51,340,000	215,220	0.04
Hungary (Rep of) 5.375%, 03/25/2024		1,270,000	1,403,350	0.26
Hungary (Rep of) 3.000%, 06/26/2024	HUF	146,090,000	498,377	0.09
Hungary (Rep of) 5.500%, 06/24/2025	HUF	389,020,000	1,610,961	0.30
Hungary (Rep of) 7.625%, 03/29/2041		2,110,000	2,877,280	0.54
			16,056,072	2.99
India (Cost $1,503,240)
Export-Import Bank of India 4.000%, 08/07/2017		400,000	412,840	0.08
Export-Import Bank of India 4.000%, 01/14/2023		528,000	538,468	0.10
Vedanta Resources PLC 8.250%, 06/07/2021		285,000	228,000	0.04
Vedanta Resources PLC 7.125%, 05/31/2023		360,000	267,300	0.05
			1,446,608	0.27
Indonesia (Cost $18,860,019)
Berau Coal Energy Tbk PT 7.250%, 03/13/2017		2,218,000	654,310	0.12
Enercoal Resources Pte. Ltd. 6.000%, 04/07/2018		200,000	29,000	0.01
Golden Legacy Pte. Ltd. 9.000%, 04/24/2019		300,000	286,875	0.05
Indo Energy Finance B.V. 7.000%, 05/07/2018		950,000	523,927	0.10
Indo Energy Finance II B.V. 6.375%, 01/24/2023		1,982,000	891,900	0.17
Indonesia (Rep of) 6.875%, 01/17/2018		1,039,000	1,147,997	0.21
Indonesia (Rep of) 11.625%, 03/04/2019		1,220,000	1,569,739	0.29
Indonesia (Rep of) 5.875%, 03/13/2020		344,000	382,817	0.07
Indonesia (Rep of) 4.875%, 05/05/2021		470,000	496,189	0.09
Indonesia (Rep of) 4.125%, 01/15/2025		470,000	459,679	0.09
Indonesia (Rep of) 8.375%, 09/15/2026	IDR	20,796,000,000	1,473,762	0.27
Indonesia (Rep of) 7.000%, 05/15/2027	IDR	809,000,000	50,839	0.01
Indonesia (Rep of) 9.000%, 03/15/2029	IDR	2,121,000,000	154,076	0.03
Indonesia (Rep of) 8.375%, 03/15/2034	IDR	15,616,000,000	1,063,906	0.20
Indonesia (Rep of) 8.250%, 05/15/2036	IDR	19,066,000,000	1,283,201	0.24
Indonesia (Rep of) 7.750%, 01/17/2038		280,000	346,588	0.06
Indonesia (Rep of) 5.125%, 01/15/2045		930,000	871,466	0.16
Majapahit Holding B.V. 8.000%, 08/07/2019		570,000	642,675	0.12
Majapahit Holding B.V. 7.750%, 01/20/2020		770,000	868,945	0.16
Pertamina Persero PT 6.000%, 05/03/2042		469,000	406,857	0.08
Perusahaan Listrik Negara PT 5.500%, 11/22/2021		1,860,000	1,918,925	0.36
Perusahaan Penerbit SBSN Indonesia III 6.125%, 03/15/2019		690,000	765,253	0.14
Perusahaan Penerbit SBSN Indonesia III 4.325%, 05/28/2025		228,000	222,095	0.04
			16,511,021	3.07
Iraq (Cost $1,226,211)
Iraq (Rep of) 5.800%, 01/15/2028		1,360,000	996,200	0.19
			996,200	0.19
Ivory Coast (Cost $10,152,628)
Ivory Coast (Rep of) 5.375%, 07/23/2024		1,266,000	1,133,070	0.21
Ivory Coast (Rep of) 6.375%, 03/03/2028		596,000	549,065	0.10

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Ivory Coast - (continued)
Ivory Coast (Rep of), FRN 5.750%, 12/31/2032		8,594,000	$7,648,660	1.43
			9,330,795	1.74
Jamaica (Cost $9,649,105)
Digicel Group Ltd. 8.875%, 09/20/2020		5,600,000	4,956,000	0.92
Digicel Group Ltd. 7.125%, 04/01/2022		1,505,000	1,241,625	0.23
Digicel Ltd. 6.000%, 04/15/2021		1,900,000	1,710,000	0.32
Jamaica (Rep of) 7.875%, 07/28/2045		480,000	484,800	0.09
			8,392,425	1.56
Kazakhstan (Cost $29,676,598)
Development Bank of Kazakhstan JSC 4.125%, 12/10/2022		1,503,000	1,315,089	0.25
Halyk Savings Bank of Kazakhstan JSC 7.250%, 01/28/2021		855,000	872,955	0.16
Kaspi Bank JSC 9.875%, 10/28/2016		600,000	603,000	0.11
KazAgro National Management Holding JSC 4.625%, 05/24/2023		490,000	397,096	0.07
Kazakhstan (Rep of) 5.125%, 07/21/2025		2,020,000	2,008,940	0.37
Kazakhstan (Rep of) 4.875%, 10/14/2044		830,000	684,127	0.13
Kazakhstan (Rep of) 6.500%, 07/21/2045		2,010,000	1,961,157	0.37
Kazakhstan Temir Zholy Finance B.V. 6.375%, 10/06/2020		246,000	240,342	0.04
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/2042		1,361,000	1,121,818	0.21
Kazkommertsbank JSC 8.000%, 11/03/2015		800,000	800,000	0.15
Kazkommertsbank JSC 7.500%, 11/29/2016		2,300,000	2,198,800	0.41
Kazkommertsbank JSC 6.875%, 02/13/2017	EUR	1,475,000	1,513,561	0.28
Kazkommertsbank JSC 8.500%, 05/11/2018		2,150,000	2,029,063	0.38
Kazkommertsbank JSC 5.500%, 12/21/2022		2,822,674	2,020,244	0.38
KazMunayGas National Co. JSC 9.125%, 07/02/2018		751,000	828,188	0.15
KazMunayGas National Co. JSC 7.000%, 05/05/2020		2,104,000	2,187,293	0.41
KazMunayGas National Co. JSC 6.375%, 04/09/2021		240,000	242,472	0.05
KazMunayGas National Co. JSC 4.400%, 04/30/2023		1,770,000	1,557,600	0.29
KazMunayGas National Co. JSC 5.750%, 04/30/2043		1,930,000	1,485,621	0.28
KazMunayGas National Co. JSC 6.000%, 11/07/2044		300,000	234,456	0.04
Zhaikmunai LLP 6.375%, 02/14/2019		1,465,000	1,189,932	0.22
Zhaikmunai LLP 7.125%, 11/13/2019		2,765,000	2,253,475	0.42
			27,745,229	5.17
Kenya (Cost $662,197)
Kenya (Rep of) 6.875%, 06/24/2024		660,000	611,985	0.11
			611,985	0.11
Latvia (Cost $268,304)
Latvia (Rep of) 2.750%, 01/12/2020		270,000	274,585	0.05
			274,585	0.05
Lebanon (Cost $8,148,993)
Lebanon (Rep of) 5.150%, 11/12/2018		330,000	330,297	0.06
Lebanon (Rep of) 5.450%, 11/28/2019		590,000	583,038	0.11
Lebanon (Rep of) 6.375%, 03/09/2020		1,254,000	1,277,512	0.24
Lebanon (Rep of) 8.250%, 04/12/2021		592,000	651,342	0.12
Lebanon (Rep of) 6.100%, 10/04/2022		1,707,000	1,696,758	0.31
Lebanon (Rep of) 6.000%, 01/27/2023		1,340,000	1,325,193	0.25
Lebanon (Rep of) 6.600%, 11/27/2026		2,092,000	2,094,615	0.39
			7,958,755	1.48
Lithuania (Cost $4,340,909)
Bite Finance International B.V., FRN 7.476%, 02/15/2018	EUR	290,000	313,222	0.06
Lithuania (Rep of) 7.375%, 02/11/2020		2,168,000	2,603,443	0.48
Lithuania (Rep of) 6.125%, 03/09/2021		400,000	468,240	0.09

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Lithuania - (continued)
Lithuania (Rep of) 6.625%, 02/01/2022		871,000	$1,058,265	0.20
			4,443,170	0.83
Malaysia (Cost $3,636,708)
Malaysia (Rep of) 4.498%, 04/15/2030	MYR	4,390,000	1,034,123	0.19
Malaysia (Rep of) 4.254%, 05/31/2035	MYR	180,000	40,619	0.01
Malaysia (Rep of) 4.935%, 09/30/2043	MYR	1,273,000	305,668	0.06
Petronas Capital Ltd. 5.250%, 08/12/2019		570,000	621,765	0.11
Petronas Capital Ltd. 7.875%, 05/22/2022		640,000	794,804	0.15
Wakala Global Sukuk Bhd. 4.646%, 07/06/2021		661,000	719,591	0.13
			3,516,570	0.65
Mexico (Cost $57,093,701)
CEMEX Espana S.A. 9.875%, 04/30/2019		800,000	853,000	0.16
Cemex Finance LLC 9.375%, 10/12/2022		2,100,000	2,283,750	0.43
Cemex S.A.B. de C.V. 5.875%, 03/25/2019		360,000	363,960	0.07
Cemex S.A.B. de C.V. 6.500%, 12/10/2019		850,000	862,750	0.16
Cemex S.A.B. de C.V. 7.250%, 01/15/2021		245,000	251,125	0.05
Comision Federal de Electricidad 4.875%, 01/15/2024		500,000	511,250	0.10
Comision Federal de Electricidad 5.750%, 02/14/2042		770,000	722,837	0.13
Corp. GEO S.A.B. de C.V. 8.875%, 03/27/2022(2)		1,400,000	28,000	0.01
Empresas ICA S.A.B. de C.V. 8.900%, 02/04/2021		1,365,000	378,787	0.07
Empresas ICA S.A.B. de C.V. 8.875%, 05/29/2024		1,600,000	448,000	0.08
Mexican Bonos 8.500%, 12/13/2018	MXN	70,690,000	4,745,981	0.88
Mexican Bonos 8.000%, 06/11/2020	MXN	136,170,000	9,204,348	1.71
Mexican Bonos 6.500%, 06/10/2021	MXN	92,350,000	5,889,528	1.10
Mexican Bonos 8.000%, 12/07/2023	MXN	85,910,000	5,919,951	1.10
Mexican Bonos 10.000%, 12/05/2024	MXN	32,020,000	2,481,330	0.46
Mexican Bonos 7.500%, 06/03/2027	MXN	29,540,000	1,970,457	0.37
Mexican Bonos 8.500%, 05/31/2029	MXN	22,480,000	1,622,909	0.30
Mexican Bonos 7.750%, 05/29/2031	MXN	20,780,000	1,414,425	0.26
Mexico (Rep of) 6.050%, 01/11/2040		302,000	341,260	0.06
Mexico (Rep of) 4.750%, 03/08/2044		1,228,000	1,166,600	0.22
Mexico (Rep of) 5.550%, 01/21/2045		1,090,000	1,155,400	0.22
Mexico (Rep of) 4.600%, 01/23/2046		3,254,000	3,018,085	0.56
Mexico (Rep of) 5.750%, 10/12/2110		618,000	604,095	0.11
Mexico (Rep of) 4.000%, 03/15/2115	EUR	2,190,000	2,167,651	0.40
Petroleos Mexicanos 6.000%, 03/05/2020		234,000	254,110	0.05
Petroleos Mexicanos 7.190%, 09/12/2024	MXN	6,470,000	367,592	0.07
Petroleos Mexicanos 6.500%, 06/02/2041		1,370,000	1,314,926	0.24
Petroleos Mexicanos 5.500%, 06/27/2044		806,000	686,873	0.13
Petroleos Mexicanos 5.625%, 01/23/2046		1,190,000	1,026,137	0.19
			52,055,117	9.69
Mongolia (Cost $6,238,140)
Mongolian Mining Corp. 8.875%, 03/29/2017		8,008,000	3,475,472	0.65
			3,475,472	0.65
Morocco (Cost $3,343,937)
Morocco (Rep of) 4.250%, 12/11/2022		2,269,000	2,284,883	0.43
Morocco (Rep of) 5.500%, 12/11/2042		976,000	977,952	0.18
			3,262,835	0.61
Namibia (Cost $554,644)
Namibia (Rep of) 5.250%, 10/29/2025		560,000	554,400	0.10
			554,400	0.10
Nigeria (Cost $8,637,613)
Access Bank PLC, FRN 9.250%, 06/24/2021		815,000	704,975	0.13
Access Finance B.V. 7.250%, 07/25/2017		410,000	407,026	0.08

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Nigeria - (continued)
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., FRN 8.250%, 08/07/2020		1,800,000	$1,463,004	0.27
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., FRN 8.000%, 07/23/2021		1,800,000	1,390,860	0.26
GTB Finance B.V. 6.000%, 11/08/2018		370,000	348,725	0.06
Sea Trucks Group Ltd. 9.000%, 03/26/2018		3,710,000	2,404,080	0.45
Seven Energy Ltd. 10.250%, 10/11/2021		1,000,000	610,000	0.11
			7,328,670	1.36
Oman (Cost $726,571)
Topaz Marine S.A. 8.625%, 11/01/2018		750,000	681,030	0.13
			681,030	0.13
Pakistan (Cost $6,157,563)
Pakistan (Rep of) 6.875%, 06/01/2017		1,020,000	1,056,040	0.20
Pakistan (Rep of) 7.250%, 04/15/2019		1,866,000	1,938,774	0.36
Pakistan (Rep of) 6.750%, 12/03/2019		1,370,000	1,418,940	0.26
Pakistan (Rep of) 8.250%, 04/15/2024		750,000	799,312	0.15
Pakistan (Rep of) 8.250%, 09/30/2025		1,020,000	1,089,140	0.20
			6,302,206	1.17
Panama (Cost $5,313,671)
Panama (Rep of) 4.000%, 09/22/2024		250,000	252,500	0.05
Panama (Rep of) 7.125%, 01/29/2026		646,000	818,805	0.15
Panama (Rep of) 8.875%, 09/30/2027		597,000	843,263	0.16
Panama (Rep of) 9.375%, 04/01/2029		421,000	619,396	0.11
Panama (Rep of) 6.700%, 01/26/2036		762,000	942,975	0.18
Panama (Rep of) 4.300%, 04/29/2053		990,000	881,100	0.16
Sable International Finance Ltd. 6.875%, 08/01/2022		900,000	915,750	0.17
			5,273,789	0.98
Paraguay (Cost $583,504)
Paraguay (Rep of) 4.625%, 01/25/2023		570,000	575,700	0.11
			575,700	0.11
Peru (Cost $9,051,987)
Peru (Rep of) 5.700%, 08/12/2024	PEN	3,234,000	911,478	0.17
Peru (Rep of) 7.350%, 07/21/2025		2,090,000	2,696,100	0.50
Peru (Rep of) 8.200%, 08/12/2026	PEN	1,488,000	488,359	0.09
Peru (Rep of) 6.950%, 08/12/2031	PEN	291,000	85,319	0.02
Peru (Rep of) 8.750%, 11/21/2033		1,546,000	2,257,160	0.42
Peru (Rep of) 5.625%, 11/18/2050		1,791,000	1,934,280	0.36
			8,372,696	1.56
Philippines (Cost $12,026,805)
Philippines (Rep of) 4.000%, 01/15/2021		1,728,000	1,884,194	0.35
Philippines (Rep of) 4.950%, 01/15/2021	PHP	11,000,000	244,457	0.05
Philippines (Rep of) 3.900%, 11/26/2022	PHP	31,000,000	654,165	0.12
Philippines (Rep of) 10.625%, 03/16/2025		507,000	809,894	0.15
Philippines (Rep of) 5.500%, 03/30/2026		500,000	602,313	0.11
Philippines (Rep of) 9.500%, 02/02/2030		1,235,000	1,990,425	0.37
Philippines (Rep of) 7.750%, 01/14/2031		1,330,000	1,920,552	0.36
Philippines (Rep of) 6.375%, 10/23/2034		1,776,000	2,384,630	0.44
Philippines (Rep of) 6.250%, 01/14/2036	PHP	15,000,000	355,777	0.07
Power Sector Assets & Liabilities Management Corp. 7.390%, 12/02/2024		988,000	1,289,340	0.24
			12,135,747	2.26
Poland (Cost $8,267,464)
Poland (Rep of) 3.250%, 07/25/2019	PLN	5,563,000	1,509,610	0.28

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Poland - (continued)
Poland (Rep of) 1.500%, 04/25/2020	PLN	2,486,000	$628,873	0.12
Poland (Rep of) 5.000%, 03/23/2022		744,000	838,004	0.16
Poland (Rep of) 3.000%, 03/17/2023		185,000	186,917	0.03
Poland (Rep of) 4.000%, 10/25/2023	PLN	5,113,000	1,460,063	0.27
Poland (Rep of) 3.250%, 07/25/2025	PLN	13,150,000	3,573,961	0.67
			8,197,428	1.53
Romania (Cost $6,501,197)
Romania (Rep of) 6.750%, 02/07/2022		3,532,000	4,210,144	0.79
Romania (Rep of) 4.375%, 08/22/2023		2,100,000	2,209,788	0.41
Romania (Rep of) 6.125%, 01/22/2044		150,000	177,519	0.03
			6,597,451	1.23
Russian Federation (Cost $34,887,883)
Brunswick Rail Finance Ltd. 6.500%, 11/01/2017		1,335,000	620,775	0.11
CEDC Finance Corp. International, Inc., FRN 10.000%, 04/30/2018		1,885,103	1,710,731	0.32
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		700,000	705,104	0.13
Evraz Group S.A. 9.500%, 04/24/2018		300,000	318,981	0.06
Far East Capital Ltd. S.A. 8.000%, 05/02/2018		1,900,000	1,164,662	0.22
Far East Capital Ltd. S.A. 8.750%, 05/02/2020		1,635,000	990,810	0.18
Metalloinvest Finance Ltd. 5.625%, 04/17/2020		995,000	947,738	0.18
Polyus Gold International Ltd. 5.625%, 04/29/2020		700,000	682,500	0.13
Russian Agricultural Bank OJSC Via RSHB Capital S.A. 7.750%, 05/29/2018		888,000	945,489	0.18
Russian Federal Bond - OFZ 7.400%, 06/14/2017	RUB	29,527,000	444,071	0.08
Russian Federal Bond - OFZ 6.200%, 01/31/2018	RUB	23,489,000	340,313	0.06
Russian Federal Bond - OFZ 7.500%, 03/15/2018	RUB	40,562,000	602,543	0.11
Russian Federal Bond - OFZ 7.500%, 02/27/2019	RUB	15,253,000	222,668	0.04
Russian Federal Bond - OFZ 6.700%, 05/15/2019	RUB	6,173,000	87,435	0.02
Russian Federal Bond - OFZ 6.800%, 12/11/2019	RUB	24,314,000	341,902	0.06
Russian Federal Bond - OFZ 6.400%, 05/27/2020	RUB	26,581,000	363,838	0.07
Russian Federal Bond - OFZ 7.600%, 04/14/2021	RUB	18,760,000	266,429	0.05
Russian Federal Bond - OFZ 7.000%, 01/25/2023	RUB	32,528,000	435,232	0.08
Russian Federal Bond - OFZ 7.000%, 08/16/2023	RUB	23,336,000	310,084	0.06
Russian Federal Bond - OFZ 8.150%, 02/03/2027	RUB	32,557,000	452,919	0.08
Russian Foreign Bond - Eurobond 5.875%, 09/16/2043		400,000	410,600	0.08
Russian Railways via RZD Capital PLC 5.700%, 04/05/2022		2,182,000	2,166,595	0.40
Russian Standard Ltd. 13.000%, 10/27/2022(4)		1,111,100	166,665	0.03
Sistema JSFC via Sistema International Funding S.A. 6.950%, 05/17/2019		1,755,000	1,749,735	0.33
TMK OAO Via TMK Capital S.A. 7.750%, 01/27/2018		500,000	508,412	0.09
TMK OAO Via TMK Capital S.A. 6.750%, 04/03/2020		1,200,000	1,120,440	0.21
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 04/30/2018		300,000	330,750	0.06
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021		1,120,000	1,190,809	0.22
VimpelCom Holdings B.V. 5.200%, 02/13/2019		370,000	366,300	0.07
VimpelCom Holdings B.V. 7.504%, 03/01/2022		1,106,000	1,164,065	0.22
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		3,347,000	3,389,373	0.63

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Vnesheconombank Via VEB Finance PLC 4.224%, 11/21/2018		1,870,000	$1,816,238	0.34
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		1,564,000	1,595,780	0.30
Vnesheconombank Via VEB Finance PLC 6.025%, 07/05/2022		810,000	782,039	0.15
Vnesheconombank Via VEB Finance PLC 5.942%, 11/21/2023		1,117,000	1,066,207	0.20
Vnesheconombank Via VEB Finance PLC 6.800%, 11/22/2025		1,667,000	1,635,327	0.30
			31,413,559	5.85
Senegal (Cost $1,240,556)
Senegal (Rep of) 8.750%, 05/13/2021		1,109,000	1,191,066	0.22
			1,191,066	0.22
Serbia (Cost $3,562,345)
Serbia (Rep of) 5.875%, 12/03/2018		570,000	605,123	0.11
Serbia (Rep of) 4.875%, 02/25/2020		1,690,000	1,742,813	0.32
Serbia (Rep of) 7.250%, 09/28/2021		1,110,000	1,268,619	0.24
			3,616,555	0.67
South Africa (Cost $27,091,826)
South Africa (Rep of) 6.875%, 05/27/2019		1,190,000	1,326,850	0.25
South Africa (Rep of) 5.500%, 03/09/2020		2,606,000	2,801,450	0.52
South Africa (Rep of) 5.875%, 05/30/2022		980,000	1,076,775	0.20
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	35,400,000	2,511,944	0.47
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	40,140,000	3,348,190	0.62
South Africa (Rep of) 8.000%, 01/31/2030	ZAR	18,070,000	1,228,486	0.23
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	41,540,000	2,544,209	0.47
South Africa (Rep of) 8.250%, 03/31/2032	ZAR	29,300,000	2,015,744	0.38
South Africa (Rep of) 6.250%, 03/31/2036	ZAR	21,810,000	1,180,016	0.22
South Africa (Rep of) 8.500%, 01/31/2037	ZAR	11,620,000	797,137	0.15
South Africa (Rep of) 8.750%, 01/31/2044	ZAR	15,060,000	1,047,666	0.19
South Africa (Rep of) 8.750%, 02/28/2048	ZAR	32,750,000	2,280,360	0.42
Transnet SOC Ltd. 9.500%, 05/13/2021	ZAR	11,660,000	803,621	0.15
			22,962,448	4.27
Thailand (Cost $1,970,904)
Thailand (Rep of) 1.250%, 03/12/2028	THB	20,270,000	496,184	0.09
Thailand (Rep of) 4.875%, 06/22/2029	THB	14,770,000	509,673	0.10
Thailand (Rep of) 4.675%, 06/29/2044	THB	25,147,000	852,029	0.16
			1,857,886	0.35
Turkey (Cost $17,618,850)
Roenesans Holding A.S., FRN 14.113%, 12/18/2015	TRY	610,000	208,501	0.04
Turkey (Rep of) 7.500%, 07/14/2017		670,000	725,978	0.13
Turkey (Rep of) 6.750%, 04/03/2018		1,688,000	1,835,700	0.34
Turkey (Rep of) 7.000%, 03/11/2019		760,000	847,970	0.16
Turkey (Rep of) 7.500%, 11/07/2019		770,000	881,997	0.16
Turkey (Rep of) 5.625%, 03/30/2021		840,000	903,000	0.17
Turkey (Rep of) 3.000%, 02/23/2022	TRY	3,541,940	1,598,134	0.30
Turkey (Rep of) 6.250%, 09/26/2022		470,000	521,700	0.10
Turkey (Rep of) 7.100%, 03/08/2023	TRY	6,629,600	1,973,826	0.37
Turkey (Rep of) 10.400%, 03/20/2024	TRY	2,382,000	848,088	0.16
Turkey (Rep of) 5.750%, 03/22/2024		700,000	755,125	0.14
Turkey (Rep of) 7.375%, 02/05/2025		627,000	749,936	0.14
Turkey (Rep of) 8.000%, 03/12/2025	TRY	4,090,000	1,269,620	0.23

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Turkey - (continued)
Turkey (Rep of) 6.875%, 03/17/2036		701,000	$806,164	0.15
Turkey (Rep of) 6.750%, 05/30/2040		957,000	1,090,980	0.20
Turkey (Rep of) 6.000%, 01/14/2041		600,000	630,720	0.12
			15,647,439	2.91
Ukraine (Cost $16,361,653)
DTEK Finance PLC 10.375%, 03/28/2018		500,000	255,000	0.05
DTEK Finance PLC 7.875%, 04/04/2018		3,035,000	1,426,450	0.27
Ferrexpo Finance PLC 10.375%, 04/07/2019		1,067,000	704,434	0.13
Metinvest B.V. 10.500%, 11/28/2017		1,190,000	761,600	0.14
Metinvest B.V. 8.750%, 02/14/2018		1,500,000	930,240	0.17
MHP S.A. 8.250%, 04/02/2020		1,700,000	1,466,760	0.27
Mriya Agro Holding PLC 9.450%, 04/19/2018(2)		2,050,000	287,000	0.05
Oschadbank Via SSB #1 PLC, FRN 9.625%, 03/20/2025		490,000	425,212	0.08
Privatbank CJSC Via UK SPV Credit Finance PLC 10.250%, 01/15/2016		595,000	416,619	0.08
Ukraine (Rep of) 9.250%, 07/24/2017		1,984,000	1,503,653	0.28
Ukraine (Rep of) 7.750%, 09/23/2020		1,465,000	1,151,446	0.21
Ukraine (Rep of) 7.950%, 02/23/2021		870,000	669,868	0.13
Ukraine (Rep of) 7.800%, 11/28/2022		2,170,000	1,644,023	0.31
Ukraine (Rep of) 7.500%, 04/17/2023		621,000	489,093	0.09
Ukreximbank Via Biz Finance PLC 9.750%, 01/22/2025		1,750,000	1,559,040	0.29
Ukrlandfarming PLC 10.875%, 03/26/2018		1,800,000	828,000	0.15
			14,518,438	2.70
United Arab Emirates (Cost $2,592,413)
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	1,100,000	1,715,363	0.32
Emirate of Dubai (Rep of) 7.750%, 10/05/2020		349,000	429,532	0.08
Emirate of Dubai (Rep of) 5.250%, 01/30/2043		520,000	455,935	0.08
			2,600,830	0.48
Uruguay (Cost $8,040,163)
Uruguay (Rep of) 4.500%, 08/14/2024		1,254,374	1,304,549	0.24
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	11,159,000	633,936	0.12
Uruguay (Rep of) 7.875%, 01/15/2033		1,546,000	1,971,150	0.37
Uruguay (Rep of) 7.625%, 03/21/2036		784,000	991,760	0.19
Uruguay (Rep of) 3.700%, 06/26/2037	UYU	15,937,000	773,505	0.14
Uruguay (Rep of) 4.125%, 11/20/2045		714,235	582,101	0.11
Uruguay (Rep of) 5.100%, 06/18/2050		616,000	552,860	0.10
			6,809,861	1.27
Venezuela (Cost $23,382,415)
Petroleos de Venezuela S.A. 5.125%, 10/28/2016		2,906,563	2,182,829	0.41
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		820,000	461,250	0.08
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		6,122,867	3,719,029	0.69
Petroleos de Venezuela S.A. 9.000%, 11/17/2021		1,679,076	693,123	0.13
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		340,000	169,150	0.03
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		580,000	201,550	0.04
Petroleos de Venezuela S.A. 9.750%, 05/17/2035		2,570,147	1,066,611	0.20
Venezuela (Rep of) 5.750%, 02/26/2016		1,101,000	1,001,910	0.19
Venezuela (Rep of) 7.750%, 10/13/2019		450,000	177,750	0.03
Venezuela (Rep of) 6.000%, 12/09/2020		655,000	247,262	0.05
Venezuela (Rep of) 12.750%, 08/23/2022		1,482,000	703,950	0.13
Venezuela (Rep of) 9.000%, 05/07/2023		690,000	270,825	0.05
Venezuela (Rep of) 8.250%, 10/13/2024		1,870,000	710,600	0.13
Venezuela (Rep of) 7.650%, 04/21/2025		430,000	162,325	0.03

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Venezuela - (continued)
Venezuela (Rep of) 11.750%, 10/21/2026		7,212,200	$3,191,398	0.59
Venezuela (Rep of) 9.250%, 09/15/2027		1,119,000	489,563	0.09
Venezuela (Rep of) 9.250%, 05/07/2028		1,753,000	688,053	0.13
Venezuela (Rep of) 11.950%, 08/05/2031		5,805,800	2,612,610	0.49
			18,749,788	3.49
Vietnam (Cost $3,040,061)
Vietnam (Rep of) 6.750%, 01/29/2020		1,961,000	2,172,364	0.41
Vietnam (Rep of) 4.800%, 11/19/2024		842,000	826,520	0.15
			2,998,884	0.56
Zambia (Cost $2,783,708)
Zambia (Rep of) 8.500%, 04/14/2024		470,000	396,450	0.07
Zambia (Rep of) 8.970%, 07/30/2027		2,680,000	2,244,500	0.42
			2,640,950	0.49
Total Debt Securities (Cost $551,015,232)			493,548,538	91.89

Bank Loans

China (Cost $281,761)
Far East Energy Bermuda Ltd. 10.000%, 03/29/2016		638,734	276,316	0.05
Far East Energy Bermuda Ltd. 25.000%, 03/29/2016		281,761	281,761	0.05
			558,077	0.10
Ukraine (Cost $123,000)
Mriya Trading (Cyprus) Working Capital 12.000%, 11/20/2015		123,000	123,000	0.02
			123,000	0.02
United Arab Emirates (Cost $6,178,209)
DP World Ltd. 4.250%, 09/30/2022		8,096,696	6,315,423	1.18
			6,315,423	1.18
Total Bank Loans (Cost $6,582,970)			6,996,500	1.30

	Currency(1)	Shares	Value	% of Net Assets
Equity Securities

China (Cost $ — )
Emerald Plantation Holdings Ltd.		308,246	$52,402	0.01

Total Equity Securities (Cost $ — )			52,402	0.01

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

China (Cost $27,482)
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92(5)		1,308,684	$—	—

Total Warrants (Cost $27,482)			—	—

Total Investments in Securities (Cost $557,625,684)			500,597,440	93.20

	Currency(1)	Par	Value	% of Net Assets
Fully Funded Total Return Swaps

Indonesia (Cost $5,638,133)
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2024	IDR	12,660,000,000	$902,733	0.17
Indonesia (Rep of), Issued by ANZ Banking Corp., 9.000%, 03/15/2029	IDR	1,592,000,000	115,648	0.02
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2034	IDR	262,000,000	17,850	—
Indonesia (Rep of), Issued by HSBC Bank, 8.375%, 03/15/2034	IDR	3,022,000,000	205,887	0.04
Indonesia (Rep of), Issued by Standard Chartered, 12.800%, 06/15/2021	IDR	1,840,000,000	158,480	0.03
Indonesia (Rep of), Issued by Standard Chartered, 11.000%, 09/15/2025	IDR	3,602,000,000	299,153	0.06
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 09/15/2026	IDR	7,600,000,000	538,594	0.10
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/15/2027	IDR	2,613,000,000	164,206	0.03
Indonesia (Rep of), Issued by Standard Chartered, 9.000%, 03/15/2029	IDR	11,300,000,000	820,868	0.15
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	8,356,000,000	679,618	0.13
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2034	IDR	2,727,000,000	185,788	0.03
			4,088,825	0.76
Total Fully Funded Total Return Swaps (Cost $5,638,133)			4,088,825	0.76

Total Investments (Total Cost $563,263,817)			504,686,265	93.96

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			32,449,870	6.04
Net Assets			$537,136,135	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

(2)	Issuer has defaulted on terms of debt obligation.
(3)	Zero coupon bond.
(4)	Security is a payment in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
(5)	Security has been deemed worthless and is a Level 3 investment.

Percentages shown are based on net assets.

At October 31, 2015, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/04/2015	BNP Paribas	Brazilian Real	3,663,881	United States Dollar	945,030	$3,706
11/04/2015	Goldman Sachs	Brazilian Real	4,181,995	United States Dollar	1,034,136	48,762
11/04/2015	HSBC Bank	Brazilian Real	5,603,137	United States Dollar	1,390,000	60,892
11/04/2015	JP Morgan	Brazilian Real	12,717,455	United States Dollar	3,270,000	23,095
11/04/2015	Santander	Brazilian Real	4,181,995	United States Dollar	1,030,962	51,936
11/04/2015	Citibank	United States Dollar	3,862,110	Brazilian Real	15,174,232	(67,149)
11/04/2015	Goldman Sachs	United States Dollar	3,862,110	Brazilian Real	15,174,232	(67,149)
11/27/2015	JP Morgan	Chilean Peso	1,051,569,000	United States Dollar	1,530,000	(13,388)
11/27/2015	Deutsche Bank	Romanian Leu	11,729,683	United States Dollar	2,920,156	(12,810)
11/27/2015	BNP Paribas	United States Dollar	814,184	Chilean Peso	563,765,402	1,101
11/27/2015	Barclays	United States Dollar	2,595,697	Euro	2,285,596	81,498
11/27/2015	BNP Paribas	United States Dollar	2,601,626	Euro	2,285,596	87,426
11/27/2015	Standard Chartered	United States Dollar	1,995,615	British Pound	1,290,825	6,005
11/30/2015	JP Morgan	Chinese Yuan Renminbi	9,427,963	United States Dollar	1,466,816	17,551
11/30/2015	JP Morgan	Chinese Yuan Renminbi	2,507,700	United States Dollar	390,000	4,820
11/30/2015	Barclays	Indonesian Rupiah	4,052,417,000	United States Dollar	278,900	13,799
11/30/2015	BNP Paribas	Indonesian Rupiah	5,095,816,000	United States Dollar	347,600	20,462
11/30/2015	BNP Paribas	Indonesian Rupiah	74,745,521,050	United States Dollar	5,390,950	7,788
11/30/2015	BNP Paribas	Indonesian Rupiah	8,024,995,000	United States Dollar	583,000	(3,369)
11/30/2015	BNP Paribas	Indonesian Rupiah	12,735,378,000	United States Dollar	925,200	(5,346)
11/30/2015	Deutsche Bank	Indonesian Rupiah	2,819,306,000	United States Dollar	193,900	9,733
11/30/2015	Goldman Sachs	Indonesian Rupiah	3,570,677,402	United States Dollar	245,661	12,243
11/30/2015	HSBC Bank	Indonesian Rupiah	7,859,649,000	United States Dollar	533,400	34,289
11/30/2015	UBS	Indonesian Rupiah	4,684,152,000	United States Dollar	322,600	15,728
11/30/2015	Barclays	Indian Rupee	722,602,751	United States Dollar	11,106,713	(109,867)
11/30/2015	BNP Paribas	Korean Won	862,633,926	United States Dollar	738,430	16,445
11/30/2015	JP Morgan	Korean Won	463,242,000	United States Dollar	390,000	15,375
11/30/2015	Morgan Stanley	Korean Won	10,254,899,796	United States Dollar	8,735,529	238,349
11/30/2015	Standard Chartered	Korean Won	3,931,704,000	United States Dollar	3,480,000	(39,436)
11/30/2015	Barclays	Malaysian Ringgit	660,795	United States Dollar	158,369	(4,857)
11/30/2015	Barclays	Malaysian Ringgit	2,754,081	United States Dollar	653,400	(13,586)
11/30/2015	Citibank	Malaysian Ringgit	6,618,288	United States Dollar	1,600,000	(62,472)
11/30/2015	Deutsche Bank	Malaysian Ringgit	1,594,694	United States Dollar	376,400	(5,929)
11/30/2015	Merrill Lynch	Malaysian Ringgit	15,618,300	United States Dollar	3,685,735	(57,369)
11/30/2015	Standard Chartered	Malaysian Ringgit	3,520,100	United States Dollar	830,800	(13,028)
11/30/2015	Barclays	Polish Zloty	16,223,462	United States Dollar	4,188,921	5,160
11/30/2015	BNP Paribas	Russian Ruble	450,273,966	United States Dollar	7,189,142	(200,881)
11/30/2015	Barclays	Singapore Dollar	3,856,550	United States Dollar	2,722,591	27,511
11/30/2015	Citibank	Singapore Dollar	7,017,986	United States Dollar	5,045,717	(41,198)
11/30/2015	UBS	Singapore Dollar	8,082,000	United States Dollar	5,808,956	(45,690)
11/30/2015	ANZ	Thai Baht	25,097,433	United States Dollar	696,623	8,223
11/30/2015	Deutsche Bank	Thai Baht	360,637,768	United States Dollar	9,853,491	274,792
11/30/2015	Goldman Sachs	Thai Baht	33,940,800	United States Dollar	960,000	(6,794)
11/30/2015	JP Morgan	Thai Baht	7,597,488	United States Dollar	211,159	2,212
11/30/2015	Merrill Lynch	Turkish Lira	23,759,360	United States Dollar	8,139,833	(61,826)
11/30/2015	HSBC Bank	United States Dollar	2,630,000	Chinese Yuan Renminbi	16,866,190	(25,466)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/30/2015	BNP Paribas	United States Dollar	501,254	Indonesian Rupiah	7,097,756,898	$(11,404)
11/30/2015	Standard Chartered	United States Dollar	791,392	Indonesian Rupiah	10,687,749,970	19,435
11/30/2015	Merrill Lynch	United States Dollar	2,740,000	Singapore Dollar	3,856,550	(10,102)
11/30/2015	Deutsche Bank	United States Dollar	325,833	Thai Baht	11,743,008	(3,962)
11/30/2015	Merrill Lynch	United States Dollar	175,633	Thai Baht	6,329,803	(2,136)
11/30/2015	Deutsche Bank	United States Dollar	2,767,911	Turkish Lira	8,308,714	(56,991)
11/30/2015	HSBC Bank	United States Dollar	840,887	South African Rand	11,726,588	(2,101)
11/30/2015	Merrill Lynch	United States Dollar	340,000	South African Rand	4,801,922	(5,195)
11/30/2015	Merrill Lynch	United States Dollar	2,250,000	South African Rand	31,712,175	(29,688)
11/30/2015	Citibank	South African Rand	6,621,532	United States Dollar	490,000	(13,999)
11/30/2015	UBS	South African Rand	27,255,600	United States Dollar	2,010,000	(50,681)
12/02/2015	BNP Paribas	Brazilian Real	1,345,775	United States Dollar	340,444	4,716
12/02/2015	Citibank	Brazilian Real	15,174,232	United States Dollar	3,822,899	68,943
12/02/2015	Goldman Sachs	Brazilian Real	15,174,232	United States Dollar	3,822,754	69,088
12/04/2015	Standard Chartered	Colombian Peso	1,862,373,810	United States Dollar	639,991	256
01/29/2016	Deutsche Bank	Chilean Peso	1,497,293,631	United States Dollar	2,164,032	(17,236)
01/29/2016	Citibank	Colombian Peso	266,458,290	United States Dollar	90,271	613
01/29/2016	Citibank	Colombian Peso	267,661,605	United States Dollar	91,251	44
01/29/2016	HSBC Bank	Colombian Peso	83,477,808	United States Dollar	28,569	(96)
01/29/2016	JP Morgan	Colombian Peso	9,517,765,839	United States Dollar	3,231,290	15,044
01/29/2016	Morgan Stanley	Czech Koruna	76,812,277	United States Dollar	3,143,921	(17,196)
01/29/2016	HSBC Bank	Hungarian Forint	1,440,423,212	United States Dollar	5,095,596	(2,440)
01/29/2016	BNP Paribas	Israeli Shekel	5,660,702	United States Dollar	1,458,756	5,907
01/29/2016	Barclays	Malaysian Ringgit	17,204,300	United States Dollar	4,006,591	(17,373)
01/29/2016	UBS	Malaysian Ringgit	10,558,522	United States Dollar	2,456,613	(8,373)
01/29/2016	Standard Chartered	Peruvian Neuvo Sol	4,079,586	United States Dollar	1,227,497	(3,866)
01/29/2016	HSBC Bank	Philippine Peso	45,331,032	United States Dollar	977,594	(13,514)
01/29/2016	ING	Polish Zloty	16,223,462	United States Dollar	4,187,537	449
01/29/2016	Morgan Stanley	Polish Zloty	5,767,797	United States Dollar	1,488,310	611
01/29/2016	Citibank	Romanian Leu	11,729,683	United States Dollar	2,912,037	(4,620)
01/29/2016	Credit Suisse	Russian Ruble	102,674,119	United States Dollar	1,562,130	4,513
01/29/2016	HSBC Bank	Russian Ruble	450,273,966	United States Dollar	7,032,234	(161,772)
01/29/2016	Citibank	Thai Baht	64,138,750	United States Dollar	1,789,586	8,025
01/29/2016	Merrill Lynch	Taiwan Dollar	221,931,921	United States Dollar	6,842,359	(9,480)
01/29/2016	Goldman Sachs	United States Dollar	5,424,073	Mexican Peso	90,060,222	7,324
01/29/2016	HSBC Bank	United States Dollar	5,410,257	Mexican Peso	90,060,222	(6,492)
01/29/2016	Merrill Lynch	United States Dollar	1,623,709	South African Rand	22,389,330	32,083
02/29/2016	BNP Paribas	Chinese Offshore Yuan	5,784,110	United States Dollar	890,000	14,943
02/29/2016	HSBC Bank	Chinese Offshore Yuan	50,025,153	United States Dollar	7,696,769	129,832
02/29/2016	BNP Paribas	United States Dollar	889,521	Chinese Offshore Yuan	5,784,110	(15,422)
02/29/2016	HSBC Bank	United States Dollar	230,000	Chinese Offshore Yuan	1,510,640	(6,345)
02/29/2016	HSBC Bank	United States Dollar	7,290,000	Chinese Offshore Yuan	48,514,513	(300,257)
09/20/2016	HSBC Bank	Chinese Offshore Yuan	3,375,149	United States Dollar	517,780	4,415
09/20/2016	HSBC Bank	United States Dollar	7,594,758	Chinese Offshore Yuan	50,025,153	(145,010)
09/22/2016	BNP Paribas	Chinese Offshore Yuan	5,784,110	United States Dollar	877,977	16,846
10/11/2016	BNP Paribas	United States Dollar	4,250,000	Chinese Offshore Yuan	27,911,875	(64,374)
03/06/2017	HSBC Bank	Chinese Offshore Yuan	26,500,860	United States Dollar	4,163,202	(99,847)
03/06/2017	HSBC Bank	Chinese Offshore Yuan	42,770,000	United States Dollar	6,710,599	(152,711)
03/06/2017	HSBC Bank	United States Dollar	4,645,000	Chinese Offshore Yuan	28,989,445	200,073
03/06/2017	HSBC Bank	United States Dollar	4,717,450	Chinese Offshore Yuan	30,344,995	64,678
03/06/2017	HSBC Bank	United States Dollar	1,560,000	Chinese Offshore Yuan	9,936,420	36,457

Total						$(297,097)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

At October 31, 2015, the Ashmore Emerging Markets Total Return Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gains/ (Losses)	Counterparty

Brazil CETIP Interbank Deposit Rate	15.372%	BRL	56,604,935	01/02/2017	$ (2,107)	BNP Paribas

Brazil CETIP Interbank Deposit Rate	15.264%	BRL	97,335,511	01/02/2017	(35,058)	BNP Paribas

MXN-TIIE-BANXICO 28 Day Rate	6.177%	MXN	54,060,000	10/03/2025	(26,276)	Deutsche Bank

					$(63,441)

At October 31, 2015, the Ashmore Emerging Markets Total Return Fund had the following currency swap contracts outstanding:

Pay Rate Index/ Pay Rate	Currency	Notional Amount Currency Delivered	Receive Rate/ Receive Rate Index	Currency	Notional Amount Currency Received	Expiration Date	Unrealized Gains/ (Losses)	Counterparty

1.078%	EUR	480,000	US 3 Month LIBOR	USD	523,680	06/05/2045	$10,267	HSBC Bank

							$10,267

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2015:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$ —	$171,655,469	$1,217,196	$172,872,665
Corporate Convertible Bonds	—	92,121	—	92,121
Government Agencies	—	8,809,033	—	8,809,033
Government Bonds	—	307,843,429	—	307,843,429
Municipal Bonds	—	429,532	—	429,532
Index Linked Government Bonds	—	3,501,758	—	3,501,758

Total Debt Securities	—	492,331,342	1,217,196	493,548,538
Bank Loans	—	6,315,423	681,077	6,996,500
Common Stock	—	52,402	—	52,402
Warrants	—	—	—	—
Fully Funded Total Return Swaps	—	4,088,825	—	4,088,825
Total Investments	$ —	$502,787,992	$1,898,273	$504,686,265

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$ —	$ 1,793,196	$ —	$ 1,793,196
Currency Swap Contracts	—	10,267	—	10,267
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(2,090,293)	—	(2,090,293)
Interest Rate Swap Contracts	—	(63,441)	—	(63,441)
Total Other Financial Instruments	$ —	$ (350,271)	$ —	$ (350,271)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2015, the Fund had a transfer into Level 3 as disclosed below.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending October 31, 2015:

Category and Subcategory	Beginning Balance at 10/31/2014	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2015	Change in Unrealized Appreciation (Depreciation) from Investments still held at 10/31/2015
Investments, at value
Corporate Bonds
China	$ —	$ —	$ —	$ —	$ —	$ —	$1,050,531	$ —	$1,050,531	$(931,146)
Russia	—	57	166,665	—	—	(57)	—	—	166,665	(57)
Bank Loans
China	—	—	281,761	—	—	276,316	—	—	558,077	276,316
Ukraine	—	—	123,000	—	—	—	—	—	123,000	—
Warrants
China	—	—	—	—	—	—	—	—	—	(66,743)
Total	$ —	$ 57	$571,426	$ —	$ —	$276,259	$1,050,531	$ —	$1,898,273	$(721,630)

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2015.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2015	Valuation Technique	Unobservable Input
Corporate Bonds	$1,050,531	Indicative bid	Bid source
Corporate Bonds	166,665	Discount to last listed price	Discount size
Bank Loans	558,077	Indicative bid	Bid source
Bank Loans	123,000	Market comparables	Debt structure of issuer
Total	$1,898,273

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2015:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Swaps
Assets:
Unrealized Appreciation on Currency Swap Contracts	$—	$10,267
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	1,793,196	—
	$1,793,196	$10,267

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$—	$63,441
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	2,090,293	—
	$2,090,293	$63,441

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2015:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Swaps
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$1,184,524	$—
Net Realized Gain on Currency Swap Contracts	—	351
Net Realized Loss on Interest Rate Swap Contracts	—	(689,933)
	$1,184,524	$(689,582)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$836,711	$—
Net Change in Unrealized Appreciation on Currency Swap Contracts	—	10,267
Net Change in Unrealized Depreciation on Interest Rate Swap Contracts	—	(144,144)
	$836,711	$(133,877)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

At October 31, 2015, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$573,650,458
Gross tax appreciation of investments	5,215,579
Gross tax depreciation of investments	(74,179,772)
Net tax depreciation of investments	$(68,964,193)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and other transactions.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2015

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $81,337)
Grupo Financiero Galicia S.A. ADR		3,397	$90,870	1.19
			90,870	1.19
Brazil (Cost $580,020)
Braskem S.A.		7,314	81,551	1.07
Cosan Ltd., Class A		31,600	110,600	1.45
Estacio Participacoes S.A.	BRL	23,600	94,607	1.24
			286,758	3.76
Chile (Cost $91,040)
Corpbanca S.A.	CLP	7,500,444	68,307	0.90
			68,307	0.90
China (Cost $2,563,302)
Baidu, Inc. ADR		1,884	353,193	4.63
China Minsheng Banking Corp. Ltd., Class H	HKD	238,700	240,529	3.15
China Modern Dairy Holdings Ltd.	HKD	116,000	35,022	0.46
China National Building Material Co. Ltd., Class H	HKD	154,000	96,367	1.26
China Pacific Insurance Group Co. Ltd.	HKD	60,400	241,581	3.17
China Railway Construction Corp. Ltd.	HKD	119,500	179,776	2.36
China Taiping Insurance Holdings Co. Ltd.	HKD	29,200	92,303	1.21
CITIC Securities Co. Ltd., Class H	HKD	21,000	45,573	0.60
Far East Horizon Ltd.	HKD	48,000	40,069	0.53
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	HKD	22,000	62,163	0.82
Huadian Fuxin Energy Corp. Ltd.	HKD	240,000	74,007	0.97
Ju Teng International Holdings Ltd.	HKD	352,500	193,291	2.54
Longfor Properties Co. Ltd.	HKD	39,500	53,104	0.70
NetEase, Inc.		606	87,585	1.15
Ping An Insurance Group Co. of China Ltd., Class H	HKD	45,000	253,432	3.32
Shimao Property Holdings Ltd.	HKD	96,500	170,325	2.23
SouFun Holdings Ltd.		10,436	73,783	0.97
Sunac China Holdings Ltd.	HKD	118,000	72,774	0.95
Technovator International Ltd.	HKD	50,000	31,481	0.41
West China Cement Ltd.	HKD	226,000	39,073	0.51
			2,435,431	31.94
Czech Republic (Cost $69,162)
Erste Group Bank A.G.	EUR	2,356	69,096	0.91
			69,096	0.91
Egypt (Cost $49,130)
Egyptian Financial Group-Hermes Holding Co. GDR		11,109	25,551	0.33
			25,551	0.33
India (Cost $196,470)
ICICI Bank Ltd. ADR		9,693	83,554	1.09
Reliance Industries Ltd.(2)(3)		3,983	114,312	1.50
			197,866	2.59
Indonesia (Cost $285,920)
Matahari Department Store Tbk PT	IDR	229,700	278,157	3.65
			278,157	3.65
Mexico (Cost $708,767)
Cemex S.A.B. de C.V. ADR (Participation Certificate)		41,925	264,547	3.47
Grupo Mexico S.A.B. de C.V., Series B	MXN	44,126	107,498	1.41
Ternium S.A. ADR		7,260	104,326	1.37
			476,371	6.25

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Shares	Value	% of Net Assets
Peru (Cost $84,812)
Credicorp Ltd.		600	$67,908	0.89
			67,908	0.89
Russia (Cost $274,664)
Aeroflot - Russian Airlines OJSC	RUB	111,600	85,661	1.12
Sberbank PAO		15,016	92,093	1.21
X5 Retail Group N.V. GDR (Registered)		4,611	95,448	1.25
			273,202	3.58
South Africa (Cost $99,789)
Sasol Ltd. ADR		2,388	76,798	1.01
			76,798	1.01
South Korea (Cost $1,110,864)
Hyundai Motor Co.	KRW	674	92,228	1.21
Kia Motors Corp.	KRW	1,738	85,067	1.12
Korea Electric Power Corp.	KRW	844	38,052	0.50
Korean Reinsurance Co.	KRW	2,680	31,971	0.42
LG Display Co. Ltd.	KRW	4,615	87,438	1.15
Lotte Chemical Corp.	KRW	476	100,415	1.32
NAVER Corp.	KRW	84	44,209	0.58
POSCO	KRW	350	55,875	0.73
Samsung Electronics Co. Ltd.	KRW	229	275,591	3.61
SK Hynix, Inc.	KRW	4,884	131,519	1.72
			942,365	12.36
Taiwan (Cost $1,378,070)
Acer, Inc.	TWD	191,000	81,193	1.06
Capital Securities Corp.	TWD	126,000	37,493	0.49
Casetek Holdings Ltd.	TWD	33,000	145,363	1.91
Catcher Technology Co. Ltd.	TWD	31,000	305,574	4.01
Inotera Memories, Inc.	TWD	299,000	231,180	3.03
Inventec Corp.	TWD	140,000	80,644	1.06
Phison Electronics Corp.	TWD	12,000	87,052	1.14
Primax Electronics Ltd.	TWD	63,000	82,865	1.09
Shin Kong Financial Holding Co. Ltd.	TWD	385,926	92,608	1.21
Silicon Motion Technology Corp. ADR		2,632	83,671	1.10
			1,227,643	16.10
Thailand (Cost $71,141)
Kasikornbank PCL	THB	14,800	71,779	0.94
			71,779	0.94
Turkey (Cost $337,927)
Turkiye Halk Bankasi A.S.	TRY	44,519	167,210	2.19
Yapi ve Kredi Bankasi A.S.	TRY	60,169	73,266	0.96
			240,476	3.15
Total Common Stock (Cost $7,982,415)			6,828,578	89.55

Preferred Stock

Brazil (Cost $254,811)
Itau Unibanco Holding S.A. ADR		20,358	139,452	1.83
			139,452	1.83
Colombia (Cost $124,100)
Avianca Holdings S.A. ADR		8,884	35,358	0.46
			35,358	0.46

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Shares	Value	% of Net Assets
South Korea (Cost $56,363)
Hyundai Motor Co. Ltd.	KRW	336	$33,599	0.44
			33,599	0.44
Total Preferred Stock (Cost $435,274)			208,409	2.73

Equity-Linked Securities

India (Cost $470,361)
Adani Ports and Special Economic Zone Ltd., Issued by JP Morgan Structured Products B.V.		26,890	121,909	1.60
Axis Bank Ltd., Issued by Merrill Lynch International & Co.		12,371	90,002	1.18
Bharat Petroleum Corp. Ltd., Issued by JP Morgan Structured Products B.V.		6,980	93,049	1.22
Maruti Suzuki India Ltd., Issued by Merrill Lynch International & Co.		1,580	107,574	1.41
Shriram Transport Finance Co. Ltd., Issued by JP Morgan Structured Products B.V.		2,311	33,363	0.44
Tata Chemicals Ltd., Issued by JP Morgan Structured Products B.V.		6,371	39,823	0.52
Tech Mahindra Ltd., Issued by JP Morgan Structured Products B.V.		13,616	112,343	1.47
			598,063	7.84
Total Equity-Linked Securities (Cost $470,361)			598,063	7.84

Total Investments (Total Cost $8,888,050)			7,635,050	100.12

Liabilities Less Other Assets (See Statements of Assets and Liabilities for further detail)			(9,330)	(0.12)

Net Assets			$7,625,720	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(3)	Restricted security that has been deemed illiquid. At October 31, 2015, the value of these restricted illiquid securities amounted to $114,312 or 1.5% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Reliance Industries Ltd.	08/03/2015	$116,141

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

At October 31, 2015, the industry sectors for the Ashmore Emerging Markets Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	9.1%
Consumer Staples	1.7
Energy	5.2
Financials	32.0
Health Care	0.8
Industrials	5.5
Information Technology	32.6
Materials	11.7
Utilities	1.5
Total Investments	100.1
Other Assets Less Liabilities	(0.1)
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Fund’s investments, as of October 31, 2015.

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$90,870	$—	$ —	$90,870
Brazil	286,758	—	—	286,758
Chile	68,307	—	—	68,307
China	2,435,431	—	—	2,435,431
Czech Republic	69,096	—	—	69,096
Egypt	25,551	—	—	25,551
India	197,866	—	—	197,866
Indonesia	278,157	—	—	278,157
Mexico	476,371	—	—	476,371
Peru	67,908	—	—	67,908
Russia	273,202	—	—	273,202
South Africa	76,798	—	—	76,798
South Korea	942,365	—	—	942,365
Taiwan	1,227,643	—	—	1,227,643
Thailand	71,779	—	—	71,779
Turkey	240,476	—	—	240,476

Total Common Stock	6,828,578	—	—	6,828,578
Preferred Stock
Brazil	139,452	—	—	139,452
Colombia	35,358	—	—	35,358
South Korea	33,599	—	—	33,599

Total Preferred Stock	208,409	—	—	208,409
Equity - Linked Securities
India	—	598,063	—	598,063
Total Investments	$7,036,987	$598,063	$ —	$7,635,050

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2015, the Fund had transfers as disclosed below:

Transfers from Level 2 to Level 1

Country	Value	Reason
Common Stocks
China	$1,072,291	Fair value factor was not applicable in the current period.
South Korea	303,192	Fair value factor was not applicable in the current period.
Taiwan	358,329	Fair value factor was not applicable in the current period.
Thailand	71,779	Fair value factor was not applicable in the current period.
Turkey	73,266	Fair value factor was not applicable in the current period.
Preferred Stock
South Korea	33,599	Fair value factor was not applicable in the current period.
Total	$1,912,456

At October 31, 2015, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$8,939,346
Gross tax appreciation of investments	352,041
Gross tax depreciation of investments	(1,656,337)
Net tax depreciation of investments	$(1,304,296)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2015

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $640,650)
IRSA Inversiones y Representaciones S.A. ADR		35,263	$634,381	1.47
			634,381	1.47
Brazil (Cost $1,318,888)
Banco ABC Brasil S.A.	BRL	5,261	11,527	0.03
CVC Brasil Operadora e Agencia de Viagens S.A.	BRL	55,600	210,489	0.49
Tereos Internacional S.A.	BRL	479,192	64,612	0.15
Tupy S.A.	BRL	45,700	250,035	0.58
Wilson Sons Ltd. BDR	BRL	16,640	142,386	0.33
			679,049	1.58
Chile (Cost $579,310)
Cia Sud Americana de Vapores S.A.	CLP	9,358,634	228,434	0.53
			228,434	0.53
China (Cost $11,463,672)
Boer Power Holdings Ltd.	HKD	218,000	356,649	0.83
China Lesso Group Holdings Ltd.	HKD	135,000	109,908	0.25
China Machinery Engineering Corp., Class H	HKD	1,037,000	904,462	2.10
Far East Horizon Ltd.	HKD	545,000	454,952	1.06
Huadian Fuxin Energy Corp. Ltd., Class H	HKD	1,206,000	371,886	0.86
iKang Healthcare Group, Inc. ADR		53,739	830,805	1.93
Ju Teng International Holdings Ltd.	HKD	2,789,000	1,529,333	3.55
Noah Holdings Ltd. ADR		70,800	1,983,816	4.61
Shenzhen Investment Ltd.	HKD	2,632,000	1,069,698	2.48
Sinovac Biotech Ltd.		29	150	—
SouFun Holdings Ltd. ADR		200,361	1,416,552	3.29
Sunac China Holdings Ltd.	HKD	1,737,000	1,071,254	2.49
Tarena International, Inc. ADR		53,651	503,783	1.17
Technovator International Ltd.	HKD	306,000	192,666	0.45
West China Cement Ltd.	HKD	4,446,000	768,668	1.79
Xinchen China Power Holdings Ltd.	HKD	981,000	232,890	0.54
			11,797,472	27.40
Egypt (Cost $400,303)
Egyptian Financial Group-Hermes Holding Co. GDR		123,577	284,227	0.66
			284,227	0.66
Indonesia (Cost $1,301,759)
Bank Tabungan Negara Persero Tbk PT	IDR	6,565,300	568,393	1.32
Berlian Laju Tanker Tbk PT	IDR	4,428,000	15,852	0.03
Ciputra Surya Tbk PT	IDR	1,868,961	309,275	0.72
Mitra Adiperkasa Tbk PT	IDR	969,100	244,266	0.57
			1,137,786	2.64
Mexico (Cost $4,062,460)
Controladora Vuela Cia de Aviacion S.A.B. de C.V., Series A	MXN	103,700	177,042	0.41
Credito Real S.A.B. de C.V. SOFOM E.R.	MXN	375,372	886,287	2.06
Cydsa S.A.B. de C.V.	MXN	151,623	224,986	0.52
Grupo Famsa S.A.B. de C.V., Series A	MXN	488,126	382,988	0.89
Grupo Industrial Saltillo S.A.B. de C.V.	MXN	238,300	464,689	1.08
Grupo Lamosa S.A.B. de C.V.	MXN	99,485	211,404	0.49
PLA Administradora Industrial S. de R.L. de C.V.	MXN	216,100	398,765	0.93
Vitro S.A.B. de C.V., Series A	MXN	348,158	1,005,198	2.33
			3,751,359	8.71
Philippines (Cost $285,891)
Century Properties Group, Inc.	PHP	10,081,001	131,341	0.31
			131,341	0.31

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Shares	Value	% of Net Assets
Poland (Cost $324,987)
Kernel Holding S.A.	PLN	26,027	$351,575	0.82
			351,575	0.82
Russian Federation (Cost $1,522,997)
Aeroflot - Russian Airlines PJSC		449,700	345,178	0.80
Aeroflot - Russian Airlines PJSC (MIC Exchange)	RUB	686,900	527,247	1.23
LSR Group PJSC GDR (Registered)		171,161	385,112	0.89
			1,257,537	2.92
South Korea (Cost $4,341,637)
Com2uSCorp	KRW	8,451	852,476	1.98
Dongsung Finetec Co. Ltd.	KRW	26,976	136,294	0.32
Interpark Corp.	KRW	26,368	501,895	1.17
Interpark Holdings Corp.	KRW	44,236	453,981	1.05
Korean Reinsurance Co.	KRW	40,587	484,174	1.12
Modetour Network, Inc.	KRW	29,406	941,467	2.19
Samchuly Bicycle Co. Ltd.	KRW	24,578	402,070	0.93
Soulbrain Co. Ltd.	KRW	17,353	606,567	1.41
			4,378,924	10.17
Taiwan (Cost $12,290,359)
Altek Corp.	TWD	955,900	797,970	1.85
Bizlink Holding, Inc.	TWD	113,136	512,298	1.19
Capital Securities Corp.	TWD	1,359,000	404,391	0.94
Casetek Holdings Ltd.	TWD	300,000	1,321,484	3.07
Chipbond Technology Corp.	TWD	368,000	525,981	1.22
Fulgent Sun International Holding Co. Ltd.	TWD	266,000	443,286	1.03
Ichia Technologies, Inc.	TWD	689,000	396,886	0.92
Inotera Memories, Inc.	TWD	1,238,000	957,192	2.22
Inventec Corp.	TWD	1,148,000	661,284	1.54
Merry Electronics Co. Ltd.	TWD	399,000	768,170	1.78
MPI Corp.	TWD	300,000	624,702	1.45
On-Bright Electronics, Inc.	TWD	138,000	724,783	1.68
Primax Electronics Ltd.	TWD	916,000	1,204,836	2.80
Sercomm Corp.	TWD	486,000	1,131,782	2.63
Silicon Motion Technology Corp. ADR		13,881	441,277	1.03
			10,916,322	25.35
Thailand (Cost $989,927)
Amata Corp. PCL (Registered)	THB	1,602,700	617,333	1.44
Supalai PCL (Registered)	THB	747,600	397,263	0.92
			1,014,596	2.36
Turkey (Cost $1,798,745)
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D	TRY	857,760	385,424	0.90
Tekfen Holding A.S.	TRY	341,438	488,371	1.13

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Shares	Value	% of Net Assets
Turkey - (continued)
Turkiye Sinai Kalkinma Bankasi A.S.	TRY	976,893	$516,024	1.20
			1,389,819	3.23
Total Common Stock (Cost $41,321,585)			37,952,822	88.15

Preferred Stock

Brazil (Cost $309,240)
Banco ABC Brasil S.A.	BRL	71,726	158,087	0.36
			158,087	0.36
Colombia (Cost $1,590,378)
Avianca Holdings S.A. ADR		120,867	481,051	1.12
			481,051	1.12
Total Preferred Stock (Cost $1,899,618)			639,138	1.48

Equity-Linked Securities

India (Cost $3,851,906)
Arvind Ltd., Issued by JP Morgan Structured Products		156,204	663,350	1.54
Balrampur Chini Mills Ltd., Issued by Merrill Lynch International & Co.		453,904	421,986	0.98
Crompton Greaves Ltd., Issued by JP Morgan Structured Products		139,247	370,785	0.86
Gujarat Pipavav Port Ltd., Issued by Merrill Lynch International & Co.		70,065	173,005	0.40
MT Educare Ltd., Issued by Merrill Lynch International & Co.		128,306	269,493	0.63
Shriram Transport Finance Co. Ltd., Issued by JP Morgan Structured Products		48,951	706,679	1.64
Tata Chemicals Ltd., Issued by JP Morgan Structured Products		103,664	647,969	1.51
Union Bank of India, Issued by JP Morgan Structured Products		200,001	479,304	1.11
			3,732,571	8.67
Total Equity-Linked Securities (Cost $3,851,906)			3,732,571	8.67

Total Investments (Total Cost $47,073,109)			42,324,531	98.30

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			731,310	1.70

Net Assets			$43,055,841	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

At October 31, 2015, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	14.6%
Consumer Staples	1.9
Financials	27.8
Health Care	1.9
Industrials	12.8
Information Technology	29.6
Materials	8.8
Utilities	0.9
Total Investments	98.3
Other Assets Less Liabilities	1.7
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments, which are carried at fair value as of October 31, 2015:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$634,381	$—	$—	$634,381
Brazil	679,049	—	—	679,049
Chile	228,434	—	—	228,434
China	11,797,472	—	—	11,797,472
Egypt	284,227	—	—	284,227
Indonesia	1,121,934	—	15,852	1,137,786
Mexico	3,526,373	224,986	—	3,751,359
Philippines	131,341	—	—	131,341
Russian Federation	1,257,537	—	—	1,257,537
South Korea	4,378,924	—	—	4,378,924
Taiwan	10,916,322	—	—	10,916,322
Thailand	—	1,014,596	—	1,014,596
Turkey	1,389,819	—	—	1,389,819
Ukraine	351,575	—	—	351,575

Total Common Stock	36,697,388	1,239,582	15,852	37,952,822
Preferred Stock
Brazil	158,087	—	—	158,087
Colombia	481,051	—	—	481,051

Total Preferred Stock	639,138	—	—	639,138
Equity-Linked Securities
India	—	3,732,571	—	3,732,571
Total Investments	$37,336,526	$4,972,153	$15,852	$42,324,531

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2015, the Fund had transfers as disclosed below:

Transfers from Level 1 to Level 2
Country	Value	Reason
Common Stocks
Mexico	$224,986	Bid price applied in current period.
Thailand	617,333	Local market price applied in current period.
Total	$842,319

Transfers from Level 2 to Level 1
Country	Value	Reason
Common Stocks
Chile	$228,434	Fair Value factor was not applicable in the current period.
China	3,190,126	Fair Value factor was not applicable in the current period.
Indonesia	1,121,934	Fair Value factor was not applicable in the current period.
Philippines	131,341	Fair Value factor was not applicable in the current period.
Russian Federation	849,804	Fair Value factor was not applicable in the current period.
South Korea	3,526,448	Fair Value factor was not applicable in the current period.
Taiwan	3,728,681	Fair Value factor was not applicable in the current period.
Turkey	516,024	Fair Value factor was not applicable in the current period.
Total	$13,292,792

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Category and Subcategory	Beginning Balance at 10/31/2014	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2015	Change in Unrealized Appreciation (Depreciation) from Investments still held at 10/31/2015
Investments, at value Common Stock	$17,954	$ —	$ —	$ —	$(2,102)	$ —	$ —	$15,852	$(2,102)
Total	$17,954	$ —	$ —	$ —	$(2,102)	$ —	$ —	$15,852	$(2,102)

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2015.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2015	Valuation Technique	Unobservable Input	Actual
Common Stock	$15,852	Discount from last traded price	Discount Percentage	75%

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. The increase in discount percentage reduced the value of the security.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2015:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 620

* See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2015, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$47,992,838
Gross tax appreciation of investments	2,094,782
Gross tax depreciation of investments	(7,763,089)
Net tax depreciation of investments	$(5,668,307)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2015

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $4,934,182)
Banco Macro S.A. ADR		33,525	$2,069,498	4.14
BBVA Banco Frances S.A. ADR		92,233	2,144,417	4.28
Grupo Financiero Galicia S.A. ADR		73,950	1,978,163	3.95
			6,192,078	12.37
Bangladesh (Cost $870,862)
Islami Bank Bangladesh Ltd.	BDT	2,837,774	1,024,757	2.05
			1,024,757	2.05
Greece (Cost $321,968)
OPAP S.A.	EUR	34,181	302,576	0.61
			302,576	0.61
Indonesia (Cost $3,104,945)
Ciputra Surya Tbk PT	IDR	1,315,971	217,766	0.43
Lippo Cikarang Tbk PT	IDR	306,400	179,083	0.36
Modernland Realty Tbk PT	IDR	13,301,500	476,182	0.95
Pakuwon Jati Tbk PT	IDR	58,992,400	1,836,037	3.67
			2,709,068	5.41
Kazakhstan (Cost $2,175,410)
Halyk Savings Bank of Kazakhstan JSC GDR (Registered)		280,747	1,726,594	3.45
			1,726,594	3.45
Kenya (Cost $2,719,411)
CFC Stanbic Holdings Ltd.	KES	96,000	79,490	0.16
Co-operative Bank of Kenya (The) Ltd.	KES	461,921	76,497	0.15
Kenya Commercial Bank Ltd.	KES	5,177,700	2,042,160	4.08
			2,198,147	4.39
Kuwait (Cost $7,776,682)
Agility Public Warehousing Co. K.S.C.	KWD	212,835	379,247	0.76
Kuwait Food Co. Americana S.A.K.	KWD	125,849	938,521	1.87
Mabanee Co. S.A.K.	KWD	331,927	941,948	1.88
Mobile Telecommunications Co. K.S.C.	KWD	965,414	1,194,622	2.39
National Bank of Kuwait S.A.K.P.	KWD	1,352,391	3,659,332	7.31
			7,113,670	14.21
Pakistan (Cost $10,617,766)
Bank Al Habib Ltd.	PKR	3,367,000	1,372,202	2.74
D.G. Khan Cement Co. Ltd.	PKR	1,656,000	2,208,785	4.41
Engro Corp. Ltd.	PKR	739,400	2,141,534	4.28
Fatima Fertilizer Co. Ltd.	PKR	1,490,500	658,724	1.31
Fauji Fertilizer Co. Ltd.	PKR	706,500	840,421	1.68
Hub Power (The) Co. Ltd.	PKR	1,041,500	1,029,161	2.06
K-Electric Ltd.	PKR	12,468,000	894,539	1.79
Maple Leaf Cement Factory Ltd.	PKR	1,501,000	1,010,767	2.02
			10,156,133	20.29
Peru (Cost $1,594,625)
Credicorp Ltd.		13,300	1,505,294	3.01
			1,505,294	3.01
Philippines (Cost $2,252,108)
Belle Corp.	PHP	7,647,000	565,114	1.13
Century Properties Group, Inc.	PHP	1,724,161	22,463	0.05
Cosco Capital, Inc.	PHP	5,015,000	797,987	1.59
San Miguel Pure Foods Co., Inc.	PHP	120,390	354,844	0.71
			1,740,408	3.48
Sri Lanka (Cost $5,257,842)
John Keells Holdings PLC	LKR	1,033,333	1,278,622	2.56

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Shares	Value	% of Net Assets
Sri Lanka - (continued)
People’s Leasing & Finance PLC	LKR	8,183,492	$1,264,308	2.53
Sampath Bank PLC	LKR	1,220,958	2,223,778	4.44
			4,766,708	9.53
United Arab Emirates (Cost $5,926,039)
Dubai Islamic Bank PJSC	AED	524,975	924,745	1.85
Emirates NBD PJSC	AED	909,876	2,229,481	4.45
Mashreqbank PSC	AED	66,291	1,867,988	3.73
United Arab Bank PJSC	AED	236,061	354,766	0.71
			5,376,980	10.74
Vietnam (Cost $2,356,736)
Petrovietnam Fertilizer & Chemicals JSC	VND	1,629,060	2,414,179	4.82
			2,414,179	4.82
Total Common Stock (Cost $49,908,576)			47,226,592	94.36

Total Investments (Total Cost $49,908,576)			47,226,592	94.36

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			2,823,486	5.64

Net Assets			$50,050,078	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

Percentages shown are based on net assets.

At October 31, 2015, the industry sectors for the Ashmore Emerging Markets Frontier Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	2.5%
Consumer Staples	2.3
Financials	61.5
Industrials	3.3
Materials	18.5
Telecommunication Services	2.4
Utilities	3.9
Total Investments	94.4
Other Assets Less Liabilities	5.6
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Frontier Equity Fund’s investments, which are carried at fair value, as of October 31, 2015:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$6,192,078	$—	$ —	$6,192,078
Bangladesh	1,024,757	—	—	1,024,757
Greece	302,576	—	—	302,576
Indonesia	2,709,068	—	—	2,709,068
Kazakhstan	1,726,594	—	—	1,726,594
Kenya	2,198,147	—	—	2,198,147
Kuwait	7,113,670	—	—	7,113,670
Pakistan	10,156,133	—	—	10,156,133
Peru	1,505,294	—	—	1,505,294
Philippines	1,740,408	—	—	1,740,408
Sri Lanka	4,766,708	—	—	4,766,708
United Arab Emirates	3,508,992	1,867,988	—	5,376,980
Vietnam	2,414,179	—	—	2,414,179

Total Common Stock	45,358,604	1,867,988	—	47,226,592

Total Investments	$45,358,604	$1,867,988	$ —	$47,226,592

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At October 31, 2015, the Fund had transfers as disclosed below:

Transfers from Level 1 to Level 2
Country	Value	Reason
Common Stocks
United Arab Emirates	$1,867,988	Mid price applied in the current period.
Total	$1,867,988

Transfers from Level 2 to Level 1
Country	Value	Reason
Common Stocks
Indonesia	$396,849	Fair value factor was not applicable in the current period.
Kenya	2,198,147	Fair value factor was not applicable in the current period.
Kuwait	4,980,527	Fair value factor was not applicable in the current period.
Philippines	377,308	Fair value factor was not applicable in the current period.
Total	$7,952,831

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Category and Subcategory	Beginning Balance at 10/31/2014	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2015	Change in Unrealized Appreciation (Depreciation) from Investments still held at 10/31/2015
Investments, at value
Common Stocks	$211,057	$1,529,061	$(648,265)	$(98,546)	$(54,786)	$—	$(938,521)	$—	$—
Total	$211,057	$1,529,061	$(648,265)	$(98,546)	$(54,786)	$—	$(938,521)	$—	$—

At October 31, 2015, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$50,070,364
Gross tax appreciation of investments	1,665,126
Gross tax depreciation of investments	(4,508,898)
Net tax depreciation of investments	$(2,843,772)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $258,302)
Angola (Rep of) Via Northern Lights III B.V. 7.000%, 08/16/2019		250,000	$243,125	0.89
			243,125	0.89
Belarus (Cost $285,130)
Belarus (Rep of) 8.950%, 01/26/2018		300,000	309,228	1.13
			309,228	1.13
Brazil (Cost $1,924,634)
Marfrig Holdings Europe B.V. 8.375%, 05/09/2018		475,000	464,312	1.70
Petrobras Global Finance B.V. 3.500%, 02/06/2017		400,000	386,600	1.41
Petrobras Global Finance B.V. 5.875%, 03/01/2018		300,000	283,410	1.04
Petrobras Global Finance B.V. 3.000%, 01/15/2019		500,000	414,375	1.51
QGOG Atlantic/Alaskan Rigs Ltd. 5.250%, 07/30/2018		400,109	276,075	1.01
			1,824,772	6.67
China (Cost $3,636,780)
Baidu, Inc. 2.250%, 11/28/2017		425,000	425,090	1.56
China Hongqiao Group Ltd. 7.625%, 06/26/2017		275,000	277,695	1.02
China SCE Property Holdings Ltd. 11.500%, 11/14/2017		475,000	503,500	1.84
China Shanshui Cement Group Ltd. 7.500%, 03/10/2020		250,000	234,391	0.86
CIFI Holdings Group Co. Ltd. 12.250%, 04/15/2018		350,000	382,914	1.40
CITIC Ltd. 6.875%, 01/21/2018		250,000	272,508	1.00
Kaisa Group Holdings Ltd. 8.875%, 03/19/2018(2)		475,000	299,250	1.09
KWG Property Holding Ltd. 13.250%, 03/22/2017		325,000	355,875	1.30
Sunac China Holdings Ltd. 9.375%, 04/05/2018		475,000	503,500	1.84
Times Property Holdings Ltd. 12.625%, 03/21/2019		200,000	222,297	0.81
			3,477,020	12.72
Colombia (Cost $407,009)
Grupo Aval Ltd. 5.250%, 02/01/2017		300,000	307,410	1.12
Pacific Exploration and Production Corp. 5.375%, 01/26/2019		200,000	87,000	0.32
			394,410	1.44
Dominican Republic (Cost $267,374)
Aeropuertos Dominicanos Siglo XXI S.A., FRN 9.750%, 11/13/2019		260,000	260,325	0.95
			260,325	0.95
Ecuador (Cost $1,934,322)
Ecuador (Rep of) 9.375%, 12/15/2015		500,000	492,500	1.80
EP PetroEcuador via Noble Sovereign Funding I Ltd., FRN 5.957%, 09/24/2019		1,515,789	1,205,053	4.41
			1,697,553	6.21
Hong Kong (Cost $543,967)
Noble Group Ltd. 6.750%, 01/29/2020		300,000	231,150	0.85
Wiseyear Holdings Ltd. 5.000%, 02/15/2017		300,000	309,696	1.13
			540,846	1.98
India (Cost $1,108,994)
Bank of Baroda 5.000%, 08/24/2016		400,000	409,793	1.50
ICICI Bank Ltd. 4.750%, 11/25/2016		310,000	319,819	1.17
Vedanta Resources PLC 6.750%, 06/07/2016		375,000	372,187	1.36
			1,101,799	4.03
Indonesia (Cost $590,266)
Indo Energy Finance B.V. 7.000%, 05/07/2018		575,000	317,114	1.16
			317,114	1.16

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Israel (Cost $426,405)
Delek & Avner Tamar Bond Ltd. 2.803%, 12/30/2016(3)		425,000	$420,750	1.54
			420,750	1.54
Jamaica (Cost $190,389)
Digicel Group Ltd. 8.250%, 09/30/2020		200,000	177,000	0.65
			177,000	0.65
Kazakhstan (Cost $1,678,137)
Halyk Savings Bank of Kazakhstan JSC 7.250%, 05/03/2017		275,000	280,587	1.03
Kazkommertsbank JSC 8.000%, 11/03/2015		383,000	383,000	1.40
Kazkommertsbank JSC 7.500%, 11/29/2016		470,000	449,320	1.64
Kazkommertsbank JSC 8.500%, 05/11/2018		375,000	353,906	1.29
Zhaikmunai LLP 7.125%, 11/13/2019		200,000	163,000	0.60
			1,629,813	5.96
Malaysia (Cost $305,309)
Malayan Banking Bhd. 3.000%, 02/10/2017		300,000	303,455	1.11
			303,455	1.11
Mexico (Cost $410,255)
Grupo Televisa S.A.B. 6.000%, 05/15/2018		375,000	408,568	1.50
			408,568	1.50
Mongolia (Cost $263,536)
Mongolian Mining Corp. 8.875%, 03/29/2017		350,000	151,900	0.56
			151,900	0.56
Nigeria (Cost $573,715)
Access Finance B.V. 7.250%, 07/25/2017		575,000	570,830	2.09
			570,830	2.09
Oman (Cost $186,019)
Topaz Marine S.A. 8.625%, 11/01/2018		200,000	181,608	0.66
			181,608	0.66
Pakistan (Cost $554,285)
Pakistan (Rep of) 7.125%, 03/31/2016		550,000	555,492	2.03
			555,492	2.03
Philippines (Cost $104,084)
SM Investments Corp. 5.500%, 10/13/2017		100,000	104,631	0.38
			104,631	0.38
Russian Federation (Cost $4,941,014)
Alfa Bank AO Via Alfa Bond Issuance PLC 7.875%, 09/25/2017		375,000	395,150	1.45
Bank of Moscow OJSC Via Kuznetski Capital, FRN 5.967%, 11/25/2015		275,000	271,865	0.99
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		375,000	377,734	1.38
Metalloinvest Finance Ltd. 6.500%, 07/21/2016		475,000	482,790	1.77
Polyus Gold International Ltd. 5.625%, 04/29/2020		500,000	487,500	1.78
SCF Capital Ltd. 5.375%, 10/27/2017		200,000	197,956	0.72
Sistema JSFC via Sistema International Funding S.A. 6.950%, 05/17/2019		400,000	398,800	1.46
TMK OAO Via TMK Capital S.A. 7.750%, 01/27/2018		475,000	482,991	1.77
TMK OAO Via TMK Capital S.A. 6.750%, 04/03/2020		200,000	186,740	0.68
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 04/30/2018		325,000	358,313	1.31
VimpelCom Holdings B.V. 6.255%, 03/01/2017		475,000	489,250	1.79

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		540,000	$546,837	2.00
Vnesheconombank Via VEB Finance PLC 4.224%, 11/21/2018		400,000	388,500	1.42
			5,064,426	18.52
Saudi Arabia (Cost $325,019)
SABIC Capital I B.V. 3.000%, 11/02/2015		325,000	325,000	1.19
			325,000	1.19
South Africa (Cost $211,843)
Sappi Papier Holding GmbH 7.750%, 07/15/2017		200,000	208,000	0.76
			208,000	0.76
Ukraine (Cost $84,000)
Metinvest B.V. 10.500%, 11/28/2017		150,000	96,000	0.35
			96,000	0.35
United Arab Emirates (Cost $619,280)
Abu Dhabi National Energy Co. PJSC 4.125%, 03/13/2017		300,000	308,759	1.13
Emirates NBD PJSC 4.625%, 03/28/2017		300,000	309,000	1.13
			617,759	2.26
Venezuela (Cost $2,462,290)
Petroleos de Venezuela S.A. 5.125%, 10/28/2016		1,060,000	796,060	2.91
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		1,920,000	1,166,208	4.26
Venezuela (Rep of) 5.750%, 02/26/2016		200,000	182,000	0.67
			2,144,268	7.84
Total Debt Securities (Cost $24,292,358)			23,125,692	84.58

Bank Loans

United Arab Emirates (Cost $1,608,797)
DP World Ltd. 3.750%, 09/30/2022		1,872,634	1,460,654	5.34

Total Bank Loans (Cost $1,608,797)			1,460,654	5.34

Total Investments (Total Cost $25,901,155)			24,586,346	89.92

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			2,757,011	10.08

Net Assets			$27,343,357	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Issuer has defaulted on terms of debt obligation.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2015

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Short Duration Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2015:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$ —	$20,954,846	$ —	$20,954,846
Government Agencies	—	388,500	—	388,500
Government Bonds	—	1,782,346	—	1,782,346

Total Debt Securities	—	23,125,692	—	23,125,692
Bank Loans	—	1,460,654	—	1,460,654

Total Investments	$ —	$24,586,346	$ —	$24,586,346

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2015 there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2014.

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2015:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 143,509

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (7,490)

*	See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2015, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$25,901,155
Gross tax appreciation of investments	223,525
Gross tax depreciation of investments	(1,538,334)
Net tax depreciation of investments	$(1,314,809)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

As of October 31, 2015

1. Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end investment management company. The Trust follows accounting and reporting guidance under Financial Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The Trust includes eight funds as of October 31, 2015, each with its own investment objective. The Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Debt Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Short Duration Fund (each a “Fund” and collectively, the “Funds”) are separate series of the Trust. The Ashmore Emerging Markets Local Currency Bond Fund and the Ashmore Emerging Markets Short Duration Fund are each non-diversified funds. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers. Each of the Funds’ financial statements are presented herein. During the year, the Ashmore Emerging Markets Currency Fund ceased operations and was fully liquidated.

Ashmore Investment Advisors Limited (“AIAL” or the “Investment Manager”) serves as investment manager to the Funds. AIAL is a wholly owned subsidiary of Ashmore Investments (UK) Limited, which is a wholly owned subsidiary of Ashmore Group plc (“Ashmore Group”). The Investment Manager has retained Ashmore Equities Investment Management (US) LLC (“AEIM” or the “Subadviser”) to manage the investment portfolios of Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund. The Subadviser is responsible for managing the investment of the assets of Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund, subject to the general oversight and supervision of the Investment Manager and the Board of Trustees of the Trust (the “Board”). Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

The Funds have assessed the impact of the Alternative Investment Fund Managers Directive (the “Directive”) on the financial statements of the Trust and have concluded that the Trust is exempt from following Chapter V. Section 1. Articles 103-111 of the European Commission’s Level 2 Delegated Regulation on the basis of the operations of the Trust being (i) a Non-EEA AIF (“European Economic Area Alternative Investment Funds”), and (ii) not being marketed in the European Union, as defined by the Directive.

2. Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues generated and expenses incurred during the reporting period. Actual results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of management of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of unlisted derivative instruments require the use of a number of market based assumptions.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

(c) Determination of the Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no closing prices or sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities (e.g., certain foreign securities). Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded. With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If a Fund believes a non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the time as of which the Funds calculate their NAVs, the security will be valued at fair value based on procedures approved by the Board. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, amongst other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Fund may, amongst other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time as of which the Funds calculate their NAVs. A Fund may utilize modeling tools provided by third-party vendors to determine the fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when investors are unable to buy, sell or exchange shares of the Fund.

Investments initially valued in currencies other than the United States dollar are converted to the United States dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE opens for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the United States dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the United States dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds

In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the Board’s approved valuation methods, the fair value of the security or asset will be determined in good faith by the Board, generally based upon recommendations provided by the Investment Manager and the Subadviser, as applicable. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

the securities trade do not open for trading for the entire day and no other market prices are available. A Fund may also determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Board has delegated to the Investment Manager and the Subadviser, as applicable, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Investment Manager and the Sub-Adviser, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of the investment. The Investment Manager and the Sub-Adviser, as applicable, may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.

When a Fund uses fair value pricing to determine the NAV of its shares, securities may not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at its direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security or asset. While the Funds’ policies are intended to result in a calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction accurately reflects the price that a Fund could obtain for a security or asset if it were to dispose of that security or asset at the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund for the purpose of calculating the NAV of the Fund’s shares.

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method. Dividend income is recognized on the ex-dividend date.

Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available and known to Funds’ management.

Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated amongst all the Funds in the Trust in proportion to each Fund’s relative net assets.

(f) Fully funded total return swaps

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. Certain Funds enter into fully funded total return swaps (“TRS”) to manage their exposure to the market, certain sectors of the market or a particular security or reference asset, or to create exposure to certain investments to which they would otherwise not be exposed. TRS contracts involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive a net amount based, in part, on the change in the value of a notional amount of a particular security, index or reference asset.

Where a Fund enters into a TRS transaction with a swap counterparty, pursuant to which the Fund makes an initial payment equal to the estimated value of an emerging market debt or equity security, loan or other financial instrument, the TRS is considered an investment for financial statement purposes and is accounted for

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

using the same policies as would apply to the underlying assets it represents. In addition to the market risk of the underlying security, index or reference asset, there is a risk of default by the counterparty to the transaction.

(g) Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the value of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian, equal to the value of the underlying security. In addition to the market risk and credit risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty at a time prior to the end of the term of the underlying agreement.

(h) Inflation Index Securities

Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted based on a measure of rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. At October 31, 2015, all inflation-indexed bonds were shown on the Statement of Investments with their original par and stated coupon rate.

3. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where a risk of potential loss exists due to, amongst other things, changes in the market (market risk), or the failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks, some of which may not apply to a particular Fund. A discussion of the principal risks of investing in each Fund is included in that Fund’s prospectus.

Counterparty and Third Party Risk

Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas. Recent instability in the financial markets has led governments around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The withdrawal of this support, failure of these efforts, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s portfolio securities and other assets.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

Derivative financial instruments may result in off-balance sheet market and credit risk. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities Derivative risk exposures are discussed in note 10.

Foreign/Emerging Markets Risks

Investments in foreign securities entail risks in addition to those customarily associated with investing in U.S. securities. Economic, political and social instability could disrupt financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. In addition, national policies may restrict investment opportunities. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Fund will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index

4. Fair value measurements

U.S. GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Portfolio securities and other assets for which market quotations are readily available are typically categorized as Level 1 of the fair value hierarchy. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also typically categorized as Level 2 of the fair value hierarchy.

With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in public open-end investment funds are categorized as Level 1.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include bank loan agreements and less-liquid corporate debt securities (including distressed debt instruments). Also included in this category are certain bonds and loans for which independent broker prices are used and information relating to the inputs of the price models is currently unavailable.

5. Reverse repurchase agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

The following is a summary by counterparty of the market value of reverse repurchase agreements and collateral pledged as of October 31, 2015:

Ashmore Emerging Markets Debt Fund
Counterparty	Payable for Reverse Repurchase Agreements	Collateral Pledged
Barclays	$91,322	101,266
ING	257,175	272,506
Total	$348,497	373,772

Securities with an aggregate market value of $373,772 have been pledged as collateral in respect of reverse repurchase agreements as of October 31, 2015. The actual collateral exceeds the market values of the reverse repurchase agreements.

The average amount of reverse repurchase agreements outstanding during the year ended October 31, 2015 was $71,536 at a weighted average interest rate of 0.30%.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

6. Capital share transactions

Transactions in Class A shares for the year ended October 31, 2015, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	1,051,616	$8,747,215	29,583	$238,304	(321,534)	$(2,593,834)	759,665	$6,391,685
Ashmore Emerging Markets Local Currency Bond Fund	1,990	14,124	128	937	-	-	2,118	15,061
Ashmore Emerging Markets Debt Fund	62	521	39	320	(4,121)	(34,577)	(4,020)	(33,736)
Ashmore Emerging Markets Total Return Fund	281,985	2,208,170	18,874	151,369	(861,656)	(6,924,708)	(560,797)	(4,565,169)
Ashmore Emerging Markets Equity Fund	166	1,469	14	106	(103)	(881)	77	694
Ashmore Emerging Markets Small-Cap Equity Fund	17,930	165,248	1,998	16,171	(22,829)	(179,152)	(2,901)	2,267
Ashmore Emerging Markets Frontier Equity Fund	20,855	184,873	1,836	15,350	(17,907)	(150,407)	4,784	49,816
Ashmore Emerging Markets Short Duration Fund	24,426	233,026	607	5,786	(638)	(6,111)	24,395	232,701

Transactions in Class C shares for the year ended October 31, 2015, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	390,454	$3,209,392	10,344	$82,821	(26,558)	$(217,068)	374,240	$3,075,145

Ashmore Emerging Markets Local Currency Bond Fund	-	-	170	1,261	(11,556)	(89,208)	(11,386)	(87,947)
Ashmore Emerging Markets Debt Fund	-	-	7	60	-	(1)	7	59
Ashmore Emerging Markets Total Return Fund	16,641	135,467	2,127	16,842	(77,084)	(606,054)	(58,316)	(453,745)
Ashmore Emerging Markets Equity Fund	-	-	1	6	(1)	(2)	-	4
Ashmore Emerging Markets Small-Cap Equity Fund	28,802	285,355	672	5,581	(115)	(2,190)	29,359	288,746

Ashmore Emerging Markets Frontier Equity Fund	7,207	58,325	20	163	(411)	(3,344)	6,816	55,144

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

Transactions in Institutional Class shares for the year ended October 31, 2015, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets

Ashmore Emerging Markets Corporate Debt Fund	26,311,974	$225,278,466	539,048	$4,510,756	(36,380,738)	$(313,241,806)	(9,529,716)	$(83,452,584)

Ashmore Emerging Markets Local Currency Bond Fund	3,255,802	25,527,892	360,809	2,728,864	(3,531,240)	(27,486,797)	85,371	769,959

Ashmore Emerging Markets Debt Fund	3,068	24,540	34,715	283,029	(19)	(173)	37,764	307,396

Ashmore Emerging Markets Total Return Fund	24,952,218	205,202,753	5,735,829	46,293,720	(70,866,061)	(574,199,401)	(40,178,014)	(322,702,928)

Ashmore Emerging Markets Equity Fund	75,640	548,204	6,119	46,574	(159,381)	(1,307,314)	(77,622)	(712,536)

Ashmore Emerging Markets Small-Cap Equity Fund	1,734,416	19,772,641	151,609	1,538,338	(1,846,463)	(19,255,004)	39,562	2,055,975

Ashmore Emerging Markets Frontier Equity Fund	5,483,826	51,905,275	75,083	701,587	(577,275)	(5,409,544)	4,981,634	47,197,318

Ashmore Emerging Markets Short Duration Fund	629,661	6,078,581	67,772	633,585	(1,546)	(14,226)	695,887	6,697,940

Transactions in Class A shares for the year ended October 31, 2014, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	663,134	$6,076,699	19,252	$177,068	(800,259)	$(7,445,259)	(117,873)	$(1,191,492)

Ashmore Emerging Markets Local Currency Bond Fund	18,888	159,890	2,392	20,669	(144,497)	(1,263,158)	(123,217)	(1,082,599)
Ashmore Emerging Markets Currency Fund	-	-	8	64	-	(1)	8	63
Ashmore Emerging Markets Debt Fund	4,111	36,492	86	741	(17)	(170)	4,180	37,063
Ashmore Emerging Markets Total Return Fund	993,918	8,960,573	45,502	407,426	(1,196,954)	(10,853,742)	(157,534)	(1,485,743)

Ashmore Emerging Markets Equity Fund	658	6,024	15	142	(406)	(3,837)	267	2,329
Ashmore Emerging Markets Small-Cap Equity Fund	47,324	449,918	2,306	21,899	(39,077)	(390,514)	10,553	81,303
Ashmore Emerging Markets Frontier Equity Fund	1,147	11,500	5	46	(247)	(2,495)	905	9,051
Ashmore Emerging Markets Short Duration Fund	20,000	200,000	100	994	-	-	20,100	200,994

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

Transactions in Class C shares for the year ended October 31, 2014, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	29,672	$269,463	1,238	$11,342	-	$-	30,910	$280,805

Ashmore Emerging Markets Local Currency Bond Fund	6,964	60,150	267	2,306	(3,422)	(29,149)	3,809	33,307
Ashmore Emerging Markets Currency Fund	-	-	8	60	-	(2)	8	58
Ashmore Emerging Markets Debt Fund	-	1	27	233	-	(2)	27	232
Ashmore Emerging Markets Total Return Fund	57,819	510,539	3,562	31,877	(48,088)	(426,605)	13,293	115,811

Ashmore Emerging Markets Equity Fund	-	1	1	8	-	(1)	1	8
Ashmore Emerging Markets Small-Cap Equity Fund	6,602	67,868	91	932	-	(105)	6,693	68,695
Ashmore Emerging Markets Frontier Equity Fund	11,757	123,328	1	5	(11,657)	(118,784)	101	4,549

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

Transactions in Institutional Class shares for the year ended October 31, 2014, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	29,442,898	$280,666,305	99,748	$949,339	(9,408,818)	$(89,456,635)	20,133,828	$192,159,009
Ashmore Emerging Markets Local Currency Bond Fund	4,080,785	37,392,726	306,435	2,741,356	(1,512,295)	(13,519,080)	2,874,925	26,615,002
Ashmore Emerging Markets Currency Fund	389,770	3,500,135	80,593	680,755	(3,191,569)	(28,661,899)	(2,721,206)	(24,481,009)
Ashmore Emerging Markets Debt Fund	505,576	5,000,160	136,326	1,170,491	(2,875,918)	(28,442,816)	(2,234,016)	(22,272,165)
Ashmore Emerging Markets Total Return Fund	48,568,083	444,019,535	5,316,833	48,309,554	(13,702,593)	(123,243,895)	40,182,323	369,085,194
Ashmore Emerging Markets Equity Fund	94,871	899,455	7,023	64,269	(2,150)	(19,789)	99,744	943,935
Ashmore Emerging Markets Small-Cap Equity Fund	2,581,273	31,073,425	159,279	1,876,242	(880,227)	(10,655,459)	1,860,325	22,294,208
Ashmore Emerging Markets Frontier Equity Fund	636,896	6,363,323	5,771	61,102	(1,130)	(12,747)	641,537	6,411,678
Ashmore Emerging Markets Short Duration Fund	2,154,134	21,500,000	13,789	135,828	-	-	2,167,923	21,635,828

Capital shares

Class A shares are issued at the Fund’s relevant NAV per share plus, any applicable sales charge. Institutional Class and Class C shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at shareholder meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

7. Investment transactions

For the year ended October 31, 2015, the aggregate costs of purchases and proceeds from sales of investments (including fully funded TRS and excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Ashmore Emerging Markets Corporate Debt Fund	$ 235,951,947	$ 308,058,993
Ashmore Emerging Markets Local Currency Bond Fund	62,517,652	49,935,895
Ashmore Emerging Markets Debt Fund	1,959,688	1,723,424
Ashmore Emerging Markets Total Return Fund	664,272,787	891,858,580
Ashmore Emerging Markets Equity Fund	9,213,302	9,649,044
Ashmore Emerging Markets Small-Cap Equity Fund	49,801,649	49,480,995
Ashmore Emerging Markets Frontier Equity Fund	65,716,006	21,530,508
Ashmore Emerging Markets Short Duration Fund	15,973,911	8,782,705

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

8. Federal income taxes

No provision for U.S. federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For financial reporting purposes the Funds may periodically make reclassifications among components of capital accounts to reflect permanent differences between U.S. GAAP and taxable income. The reclassifications have no impact on the net assets of the Funds. During the year, revisions were also made to previously determined taxable income amounts. As a result, the following reclassifications were made to the Statements of Assets and Liabilities:

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Net Unrealized Appreciation/ Depreciation
Ashmore Emerging Markets Corporate Debt Fund	$-	$(2,644,812)	$2,644,812	$-
Ashmore Emerging Markets Local Currency Bond Fund	(2,129,497)	(11,141,223)	13,270,720	-
Ashmore Emerging Markets Debt Fund	-	(66,758)	66,758	-
Ashmore Emerging Markets Total Return Fund	(7,819,022)	(62,774,259)	70,593,281	-
Ashmore Emerging Markets Equity Fund	-	(10,744)	10,744	-
Ashmore Emerging Markets Small-Cap Equity Fund	-	(17,840)	17,840	-
Ashmore Emerging Markets Frontier Equity Fund	-	(28,122)	28,122	-
Ashmore Emerging Markets Short Duration Fund	-	(33,484)	33,484	-

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules affecting the Funds. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all, or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized, due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers.

The following Funds have available capital loss carryforwards for which there is no expiration date:

Fund	Short-Term Capital Loss Carryforward at October 31, 2015	Long-Term Capital Loss Carryforward at October 31, 2015
Ashmore Emerging Markets Corporate Debt Fund	$ (4,597,181)	$ (9,106,535)
Ashmore Emerging Markets Local Currency Bond Fund	(1,948,402)	(1,120,276)
Ashmore Emerging Markets Debt Fund	(828,660)	(23,889)
Ashmore Emerging Markets Total Return Fund	(15,162,978)	(31,128,206)
Ashmore Emerging Markets Equity Fund	(1,709,448)	(128,759)
Ashmore Emerging Markets Small-Cap Equity Fund	(1,907,257)	(811,521)
Ashmore Emerging Markets Frontier Equity Fund	(811,982)	(123,464)
Ashmore Emerging Markets Short Duration Fund	(65,436)	-

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

For the period subsequent to December 31, 2014 through the fiscal year ended October 31, 2015, the Ashmore Emerging Markets Local Currency Bond Fund and Ashmore Emerging Markets Total Return Fund incurred ordinary losses, which each Fund intends to treat as being incurred in the subsequent fiscal year of $7,448,362 and $13,008,387, respectively.

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities in progress. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of October 31, 2015, the components of distributable taxable earnings, including temporary differences, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Deficit)
Ashmore Emerging Markets Corporate Debt Fund	$-	$-	$(14,021,150)	$(42,697,908)	$(56,719,058)
Ashmore Emerging Markets Local Currency Bond Fund	-	-	(10,583,704)	(14,545,384)	(25,129,088)
Ashmore Emerging Markets Debt Fund	-	-	(864,190)	(351,801)	(1,215,991)
Ashmore Emerging Markets Total Return Fund	-	-	(59,752,185)	(69,251,934)	(129,004,119)
Ashmore Emerging Markets Equity Fund	-	-	(1,838,539)	(1,304,308)	(3,142,847)
Ashmore Emerging Markets Small-Cap Equity Fund	560,865	-	(2,718,778)	(5,667,115)	(7,825,028)
Ashmore Emerging Markets Frontier Equity Fund	109,785	-	(942,059)	(2,845,204)	(3,677,478)
Ashmore Emerging Markets Short Duration Fund	-	-	(88,193)	(1,314,809)	(1,403,002)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

The taxable character of distributions paid during the fiscal year ended October 31, 2015, were as follows:

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Corporate Debt Fund	$23,480,648	$1,986,134	$-	$2,469,373	$27,936,155
Ashmore Emerging Markets Local Currency Bond Fund	-	-	-	3,524,581	3,524,581
Ashmore Emerging Markets Debt Fund	262,903	-	-	69,299	332,202
Ashmore Emerging Markets Total Return Fund	-	-	-	48,814,094	48,814,094
Ashmore Emerging Markets Equity Fund	60,098	-	-	2,820	62,918
Ashmore Emerging Markets Small-Cap Equity Fund	356,890	399,095	1,247,441	-	2,003,426
Ashmore Emerging Markets Frontier Equity Fund	283,349	792,229	-	-	1,075,578
Ashmore Emerging Markets Short Duration Fund	1,911,867	-	-	21,104	1,932,971

The taxable character of distributions paid during the fiscal year ended October 31, 2014, were as follows:

	Distributions From
Fund	Ordinary Income	Short- Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Corporate Debt Fund	$16,592,060	$-	$-	$-	$16,592,060
Ashmore Emerging Markets Local Currency Bond Fund	-	-	-	3,910,983	3,910,983
Ashmore Emerging Markets Debt Fund	398,834	-	821,553	3,551	1,223,938
Ashmore Emerging Markets Total Return Fund	31,997,190	4,933,954	1,676,596	11,017,760	49,625,500
Ashmore Emerging Markets Equity Fund	85,696	-	-	-	85,696
Ashmore Emerging Markets Small-Cap Equity Fund	41,293	1,549,360	459,778	-	2,050,431
Ashmore Emerging Markets Frontier Equity Fund	69,453	-	-	-	69,453
Ashmore Emerging Markets Short Duration Fund	320,406	-	-	-	320,406

9. Distributions to shareholders

The Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Debt Fund, Ashmore Emerging Markets Total Return Fund and Ashmore Emerging Markets Short Duration Fund declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund declare and pay distributions of their net investment income at least quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 8 for further details.

10. Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, improves financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following disclosures contain information on how and why the Funds used derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affected the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in tables following each Fund’s Schedule of Investments and are categorized by type of financial derivative contract.

(a) Options

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. The Funds may enter into options to speculate on the price movements of the financial instrument underlying the option, for use as an economic hedge against certain equity positions held in a Fund’s portfolio holdings or for other investment purposes. Purchased option contracts give a Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

Options written obligate a Fund, in return for a premium, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. Options written by a Fund may expose a Fund to the market risk of an unfavorable change in the financial instrument underlying the written option.

A Fund is exposed to counterparty risk from the potential that a seller or buyer of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to a Fund holding a put or call option is generally the fair value of the contracts and the premiums paid to purchase its open option contracts. The risk of loss on call options sold by the Funds is potentially unlimited. A Fund considers the credit risk of the intermediary counterparties to its option transactions in evaluating potential credit risk.

Gains and losses associated with the valuation of options are recognized at fair value as the net change in unrealized appreciation/(depreciation) on investments in securities in the Statements of Operations. The premium on purchased put options exercised is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining the realized gain or loss. The premium on purchased call options exercised is added to the cost of the securities or foreign currency purchased. Premiums paid on the purchase of options that expire unexercised are recorded as realized losses and are reflected in net realized gain/(loss) on investments in securities in the Statements of Operations.

During the year ended October 31, 2015, the Funds did not hold options contracts.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

(b) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds may enter into forward foreign currency exchange contracts in connection with settling planned purchases or sales of securities, as part of an investment strategy to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to gain or limit exposure to foreign currencies. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the United States dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments should be considered in light of all related and offsetting transactions. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in the notes to the Schedules of Investments.

During the year ended October 31, 2015, the Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Debt Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Short Duration Fund had average contract notional exposures of $125,699,270, $200,152,876, $4,959,015, $581,842,423, $1,027,175and $434,463, respectively, related to forward foreign currency exchange contracts.

(c) Futures contracts

Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of securities indices, commodities or the fair value in United States dollars of a foreign currency.

The Funds’ participation in the futures markets involves certain risks, including the imperfect correlation between movements in the price of the futures contracts and movements in the price of the underlying securities. Risks may arise from the potential inability of a counterparty to meet the terms of the contract.

Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract.

At the time the Funds enter into a futures contract, the Funds deposit and maintain as collateral initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. Such receipts or payments are determined by the rules of the futures exchange and are known as variation margin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the Statement of Operations. Any unrealized gains or losses on open futures contracts are included in net change in unrealized appreciation/(depreciation) on futures contracts in the Statement of Operations.

During the year ended October 31, 2015, the Funds did not hold futures contracts.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

(d) Swap Agreements

During the reporting period, certain Funds entered into swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). Swap agreements are recorded at their fair value. The fair value is based on quoted market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities without any deduction for estimated future selling costs. Swap agreements are marked to market daily and the change in fair value, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The periodic payments on the swap agreements entered into by the Funds are reflected in the Statement of Operations within net realized gain/(loss) on interest rate swap contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities for over the counter swaps. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate and centrally cleared swap contracts in the period in which they occur. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

During the year ended October 31, 2015, the Ashmore Emerging Markets Local Currency Bond Fund and Ashmore Emerging Markets Total Return Fund had average notional exposures of $10,028,477 and $28,396,268, respectively, related to swap agreements.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2015.

(a) Exchange-Traded:

 Centrally Cleared Swaps

Ashmore Emerging Markets Local Currency Bond Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure

HSBC Bank	$1,371	$-	$1,371	$(1,371)	$-
Deutsche Bank	-	(8,125)	(8,125)	-	(8,125)
Morgan Stanley	50	-	50	-	50

Total	$1,421	$(8,125)	$(6,704)	$(1,371)	$(8,075)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

    (b) Over-the-Counter Financial Derivative Instruments:

Forward Currency Contracts and Interest Rate Swap Contracts

Ashmore Emerging Markets Corporate Debt Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Barclays	$128,501	$(27,454)	$-	$101,047
BNP Paribas	137,850	(1,435)	-	136,415
Goldman Sachs	9	-	-	9
Morgan Stanley	973	-	-	973
Standard Chartered	9,993	-	-	9,993

Total	$277,326	$(28,889)	$-	$248,437

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty
Barclays	$27,454	$(27,454)	$-	$-
BNP Paribas	1,435	(1,435)	-	-
HSBC Bank	8	-	-	8
JP Morgan	7,027	-	-	7,027

Total	$35,924	$(28,889)	$-	$7,035

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Barclays	$23,156	$(23,156)	$-	$-
BNP Paribas	143,537	(143,537)	-	-
Citibank	76,688	(76,688)	-	-
Credit Suisse	867	-	-	867
Deutsche Bank	85,369	(22,511)	-	62,858
Goldman Sachs	220,355	(69,859)	-	150,496
HSBC Bank	213,648	(213,648)	-	-
JP Morgan	11,230	(4,113)	-	7,117
Merrill Lynch	15,508	(15,508)	-	-
Morgan Stanley	168	(218)	-	-
Santander	151,515	-	-	151,515
Standard Chartered	62,717	(62,717)	-	-
UBS	4,953	(4,953)	-	-

Total	$1,009,711	$(636,908)	$-	$372,853

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty
ANZ	$2,714	$-	$-	$2,714
Barclays	46,317	(23,156)	-	23,161
BNP Paribas	192,619	(143,537)	-	49,082
Citibank	79,471	(76,688)	-	2,783
Deutsche Bank	22,511	(22,511)	-	-
Goldman Sachs	69,859	(69,859)	-	-
HSBC Bank	531,197	(213,648)	(317,549)	-
JP Morgan	4,113	(4,113)	-	-
Merrill Lynch	36,398	(15,508)	-	20,890
Morgan Stanley	87,592	(218)	-	87,374
Standard Chartered	64,227	(62,717)	-	1,510
UBS	22,297	(4,953)	-	17,344

Total	$1,159,315	$(636,908)	$(317,549)	$204,858

Ashmore Emerging Markets Debt Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
HSBC Bank	$1	$-	$-	$1

Total	$1	$-	$-	$1

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty
Goldman Sachs	$2	$-	$-	$2
JP Morgan	52	-	-	52

Total	$54	$-	$-	$54

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

Ashmore Emerging Markets Total Return Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
ANZ	$8,223	$-	$-	$8,223
Barclays	127,967	(127,967)	-	-
BNP Paribas	179,341	(179,341)	-	-
Citibank	77,625	(77,625)	-	-
Credit Suisse	4,513	-	-	4,513
Deutsche Bank	284,525	(123,204)	-	161,321
Goldman Sachs	137,417	(6,794)	-	130,623
HSBC Bank	540,903	(540,903)	-	-
JP Morgan	78,097	(13,388)	-	64,709
Merrill Lynch	32,532	(32,532)	-	-
Morgan Stanley	238,960	(17,196)	-	221,764
Santander	51,936	-	-	51,936
Standard Chartered	181,688	(181,688)	-	-
UBS	15,728	(15,728)	-	-

Total	$1,959,455	$(1,316,366)	$-	$643,089

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty
Barclays	$145,683	$(127,967)	$-	$17,716
BNP Paribas	337,962	(179,341)	-	158,621
Citibank	256,587	(77,625)	-	178,962
Deutsche Bank	123,204	(123,204)	-	-
Goldman Sachs	6,794	(6,794)	-	-
HSBC Bank	916,050	(540,903)	-	375,147
JP Morgan	13,388	(13,388)	-	-
Merrill Lynch	175,795	(32,532)	-	143,263
Morgan Stanley	17,196	(17,196)	-	-
Standard Chartered	212,323	(181,688)	-	30,635
UBS	104,744	(15,728)	-	89,016

Total	$2,309,726	$(1,316,366)	$-	$993,360

11. Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain officers and directors of the Trust are affiliated, to furnish investment management services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Corporate Debt Fund	1.15%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Debt Fund	0.90%
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Equity Fund	1.15%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%
Ashmore Emerging Markets Frontier Equity Fund	1.50%
Ashmore Emerging Markets Short Duration Fund	0.65%

Prior to February 28, 2015, the Investment Manager had contractually agreed to waive its fees or reimburse each Fund for other expenses, to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Corporate Debt Fund	1.45%	2.20%	1.17%
Ashmore Emerging Markets Local Currency Bond Fund	1.25%	2.00%	0.97%
Ashmore Emerging Markets Debt Fund	1.20%	1.95%	0.92%
Ashmore Emerging Markets Total Return Fund	1.30%	2.05%	1.02%
Ashmore Emerging Markets Equity Fund	1.45%	2.20%	1.17%
Ashmore Emerging Markets Small-Cap Equity Fund	1.80%	2.55%	1.52%
Ashmore Emerging Markets Frontier Equity Fund	1.80%	2.55%	1.52%
Ashmore Emerging Markets Short Duration Fund	0.95%	1.70%	0.67%

Effective February 28, 2015, the Investment Manager has contractually agreed to waive its fees or reimburse each Fund for other expenses until February 29, 2016, to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Corporate Debt Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Local Currency Bond Fund	1.22%	1.97%	0.97%
Ashmore Emerging Markets Debt Fund	1.17%	1.92%	0.92%
Ashmore Emerging Markets Total Return Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Equity Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Small-Cap Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Frontier Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Short Duration Fund	0.92%	1.67%	0.67%

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous three fiscal years. The total amounts subject to recovery in fiscal years are shown below:

Fund	2016	2017	2018	Total
Ashmore Emerging Markets Corporate Debt Fund	$223,515	$296,575	$353,990	$874,080
Ashmore Emerging Markets Local Currency Bond Fund	212,015	282,751	255,183	749,949
Ashmore Emerging Markets Debt Fund	173,356	165,889	138,561	477,806
Ashmore Emerging Total Return Fund	619,476	875,987	768,326	2,263,789
Ashmore Emerging Markets Equity Fund	147,340	217,452	187,166	551,958
Ashmore Emerging Markets Small-Cap Equity Fund	158,906	328,428	268,940	756,274
Ashmore Emerging Markets Frontier Equity Fund	-	298,073	243,042	541,115
Ashmore Emerging Markets Short Duration Fund	-	155,228	192,324	347,552

Subadviser fees

For the services provided, the Investment Manager pays the Subadviser at the following rates, based on each Fund’s average daily net assets:

Fund	Subadviser Fee
Ashmore Emerging Markets Equity Fund	0.92%
Ashmore Emerging Markets Small-Cap Equity Fund	1.20%
Ashmore Emerging Markets Frontier Equity Fund	1.20%

Distribution and Servicing fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule 12b-1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan. Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%

Investor Ownership

On November 19, 2010, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Total Return Fund were seeded. On June 22, 2011, Ashmore Emerging Markets Equity Fund was seeded. On October 4, 2011, Ashmore Emerging Markets Small-Cap Equity Fund was seeded. On November 5, 2013, Ashmore Emerging Markets Frontier Equity Fund was seeded. On June 24, 2014, Ashmore Emerging Markets Short Duration Fund was seeded. Each of the Funds was seeded by Ashmore Investments UK Limited, the parent of the Investment Manager. Ashmore Investments UK Limited seeded each Fund with $10 million, except the

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

Ashmore Emerging Markets Total Return Fund and the Ashmore Emerging Markets Frontier Equity Fund, which were seeded with $20 million and $5 million, respectively.

As of October 31, 2015, Ashmore Investments UK Limited owned the following percentages of outstanding shares of each Fund:

Fund	Institutional Class
Ashmore Emerging Markets Debt Fund	97.47%
Ashmore Emerging Markets Equity Fund	65.21%
Ashmore Emerging Markets Frontier Equity Fund	37.67%
Ashmore Emerging Markets Short Duration Fund	37.71%

In addition to the Ashmore Investments UK Limited ownership, shown in the table above, the following Funds had other investors owning of record or known by the Funds to own beneficially greater than 5% of the outstanding shares of such Funds:

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Corporate Debt Fund	Class A	4	32.82%, 10.38%, 12.88%, 5.20%
	Class C	1	33.14%
	Class I	1	5.48%

Ashmore Emerging Markets Local Currency Bond Fund	Class A	3	27.82%, 9.03%, 51.04%
	Class C	5	28.32%, 6.38%, 10.63%, 12.75%, 41.92%
	Class I	4	20.94%, 21.19%, 44.94%, 6.95%
Ashmore Emerging Markets Debt Fund	Class A	1	100.00%
	Class C	1	100.00%
Ashmore Emerging Markets Total Return Fund	Class A	7	18.57%, 6.12%, 13.81%, 14.42%, 5.67%, 6.76%, 6.76%
	Class C	9	17.56%, 5.18%, 8.29%, 5.01%, 8.11%, 6.28%, 5.78%, 8.35%, 5.19%
	Class I	6	6.42%, 6.82%, 8.76%, 7.10%, 5.09%, 7.55%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Equity Fund	Class A	4	36.24%, 9.41%, 44.66%, 9.69%
	Class C	1	100.00%
	Class I	4	65.21%, 15.73%, 9.66%, 8.40%
Ashmore Emerging Markets Small-Cap Equity Fund	Class A	5	40.48%, 9.49%, 12.25%, 7.90%, 5.26%
	Class C	7	10.35%, 5.15%, 6.75%, 6.51%, 11.38%, 6.58%, 7.47%
	Class I	5	12.35%, 39.55%, 6.51%, 14.39%, 6.65%
Ashmore Emerging Markets Frontier Equity Fund	Class A	3	41.63%, 8.32%, 50.05%
	Class C	4	28.71%, 26.92%, 32.30%, 8.79%
Ashmore Emerging Markets Short Duration Fund	Class A	4	45.17%, 9.45%, 9.44%, 24.15%
	Class I	3	37.71%, 5.31%, 53.11%

12. Commitments

During the year ended October 31, 2015, the Ashmore Emerging Markets Corporate Debt Fund, the Ashmore Emerging Markets Total Return Fund and certain other Ashmore Funds agreed to provide a loan facility to Far East Energy Bermuda Limited. The Funds’ shares of the agreed facility were $29,981 and $212,911, respectively, of which $29,981 and $212,911, respectively, remain undrawn at October 31, 2015.

13. Recent Accounting Pronouncements

In June 2014, the FASB issued Accounting Standards Update No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”), the expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 31, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2015

14. Subsequent events

On November 23, 2015, the Trust launched the Ashmore Emerging Markets Equity Opportunities Fund by offering Class A, Class C and Institutional Class shares of the Fund.

Effective November 8, 2015, the Ashmore Emerging Markets Debt Fund changed its name to the Ashmore Emerging Markets Hard Currency Debt Fund and the Fund made certain related changes to its principal investment strategies.

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure, other than the items mentioned above.

ASHMORE FUNDS

FOR MORE INFORMATION

As of October 31, 2015

PORTFOLIO HOLDINGS

The Ashmore Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330. In addition, no later than thirty calendar days after the end of each calendar quarter, a list of all portfolio holdings in each Fund as of the end of such calendar quarter is made available at www.ashmoregroup.com.

PROXY VOTING

Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting the Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

312-630-6000

Investment Manager

Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Subadviser for Ashmore Emerging Markets Equity Fund,

Ashmore Emerging Markets Small-Cap Equity Fund

and Ashmore Emerging Markets Frontier Equity Fund

Ashmore Equities Investment Management (US) L.L.C.

1001 19th Street North, 15th Floor

Arlington, Virginia 22209

703-243-8800

Independent Registered Public Accounting Firm

KPMG LLP

Aon Center

Suite 5500

200 East Randolph Drive

Chicago, Illinois 60601-6436

Distributor

Ashmore Investment Management (US) Corporation

122 East 42nd Street

New York, New York 10168

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

617-951-7000

Independent Trustees’ Counsel

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, Massachusetts 02110

617-728-7100

ASHMORE FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of the Ashmore Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of nine (including the Ashmore Emerging Markets Equity Opportunities Fund, which launched on November 23, 2015) portfolios in the Ashmore Funds. The Ashmore Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 866-876-8294.

INDEPENDENT TRUSTEES

Name, Address* and Age of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Yeelong Balladon (Age 57)	Trustee; Lead Independent Trustee	Indefinite term; Trustee since inception in 2010	Freshfields Bruckhaus Deringer (a law firm) from 1982 to 2009 (Partner from 1999).	9	Non-executive director August 2010 – October 2015, Jasper Investments Limited; Non- executive director from May 2010 - February 2012, Pacnet Limited(1).
Michael Chamberlin (Age 66)	Trustee	Indefinite term; Trustee since 2012	Executive Director, Emerging Markets Traders Association(2).	9	None
Joseph Grainger (Age 61)	Trustee	Indefinite term; Trustee since 2014	Ernst & Young LLP from 1988 to December 2013 (Partner from October 1990).	9	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(1)	Affiliates of the Investment Manager may be deemed to have controlled Jasper Investments Limited through September 2015 and Pacnet Limited through April 2015. Employees and officers of affiliates of the Investment Manager served on the Boards of Jasper Investments Limited and Pacnet Limited.

(2)	Mr. Chamberlin has served as the Executive Director of the Emerging Markets Traders Association (“EMTA”) since 1994. Mark Coombs is Co-Chair of EMTA’s Board of Directors and the Investment Manager’s parent company, Ashmore Group, is a member of the EMTA. Mr. Coombs is the Investment Manager’s Chief Executive Officer.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

Name, Address* and Age of Interested Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
George Grunebaum(3) (Age 52)	Trustee; Chairman of the Trustees; President and Chief Executive Officer	Indefinite term; Trustee since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager from November 2008 to December 2012, Ashmore Investment Management (US) Corporation.	9	None
Stephen Hicks(4) (Age 55)	Trustee	Indefinite term; Trustee since 2014	CCO of Trinity Street Asset Management LLP, a UK private asset manager, since 2014; Group Head of Compliance from June 2010 to January 2014, Ashmore Group plc; Chief Compliance Officer from inception to December 2013, Ashmore Funds; Director of Group Compliance from February 2001 to October 2005 and Chief Compliance Officer from October 2005 to May 2010, 3i Group plc (a private equity firm).	9	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(3)	Mr. Grunebaum is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to, among other things, his positions with the Distributor and its affiliates. Mr. Grunebaum serves as a Trustee of AEIM and serves or has served as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group and its affiliates, including Ashmore Global Emerging Markets Funds, LTD and Ashmore Global Opportunities Limited.

(4)	Mr. Hicks is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his former position with Ashmore Group, the parent company of Ashmore Investment Advisors Limited. Ashmore Group indirectly compensates Mr. Hicks, through a separate private company, for his service as a Trustee of the Trust and as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group and its affiliates.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

OFFICERS

Name, Address** and Age of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Grunebaum (Age 52)	Trustee, President and Chief Executive Officer	Indefinite term; since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager from November 2008 to December 2012, Ashmore Investment Management Limited.
Michael Perman (Age 58)	Secretary	Indefinite term; since inception	Company Secretary since March 2008, Ashmore Group plc.
Alexandra Autrey (Age 39)	Chief Legal Officer	Indefinite term; since inception	Global Head of Legal and Transaction Management, Ashmore Group plc, since January 2012; Deputy Head of Legal and Transaction Management, Ashmore Group plc, May 2008 - January 2012.
Christopher Tsutsui (Age 51)	Treasurer and Principal Financial and Accounting Officer	Indefinite term; since inception	Chief Financial Officer, Ashmore Investment Management (US) Corporation, from November 2008 to June 2012, July 2014 to present. Head of Finance, Ashmore Group plc, from July 2012 - June 2014.
Brian Rowe (Age 49)	Chief Compliance Officer	Indefinite term; since November 2015	Group Head of Compliance, Ashmore Group plc, since January 2014; Global Head of Compliance, Henderson Global Investors from 2006 - 2013.
Owen Meacham (Age 44)	Assistant Secretary	Indefinite term; since inception	Assistant General Counsel since August 2015, Managing Attorney since May 2012, Senior Corporate Attorney from October 2007 to May 2012, The Northern Trust Company.
Paul Robinson (Age 42)	Assistant Chief Legal Officer	Indefinite term; since June 2011	Group Deputy Head of Legal and Transaction Management since August 2012, and Lawyer since September 2007, Ashmore Group plc.

**	Each Officer may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

Item 2. Code of Ethics.

(a)	As of October 31, 2015, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Joseph Grainger is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

3

Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $213,000 in 2015 and $226,000 in 2014.

Item 4(b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are NONE.

Item 4(c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for RIC tax compliance and diversification review and tax return review are $49,050 in 2015 and $47,280 in 2014.

Item 4(d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on November 17, 2010, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Committee (for example, by the Committee chair).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by KPMG for services rendered to the registrant and service affiliates for the last two fiscal years were $49,050 for 2015 and $47,280 for 2014.

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Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits.

(a)(1)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By       /s/ George Grunebaum

George Grunebaum, President and

Chief Executive Officer

(Principal Executive Officer)

Date: January 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By       /s/ George Grunebaum

George Grunebaum, President and

Chief Executive Officer

(Principal Executive Officer)

Date: January 4, 2016

By       /s/ Chris Tsutsui

Chris Tsutsui, Treasurer

(Principal Financial and Accounting Officer)

Date: January 4, 2016

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